                                                             FILE NO. 333-01741
===============================================================================


                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM N-6


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       POST-EFFECTIVE AMENDMENT NO. 16
                                     AND
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 4
                CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
                                 ACCOUNT 02
                         (Exact Name of Registrant)

                 CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                             (Name of Depositor)

             900 Cottage Grove Road, Hartford, Connecticut 06152

            (Address of Depositor's Principal Executive Offices)

              Depositor's Telephone Number, including Area Code

                               (860) 534-4100

          Mark A. Parsons, Esquire                         COPY TO:
 Connecticut General Life Insurance Company       George N. Gingold, Esquire
           900 Cottage Grove Road                        P.O. Box 155
        Hartford, Connecticut 06152             West Hyannisport, MA 02672-0155
  (Name and Address of Agent for Service)


          Approximate date of proposed public offering: Continuous


 INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
              (Title and Amount of Securities Being Registered)

It is proposed that this filing will become effective:
________   immediately upon filing pursuant to paragraph (b) of Rule 485
   X       on May 1, 2004, pursuant to paragraph (b) of Rule 485
--------
________   60 days after filing pursuant to paragraph (a) of Rule 485
________   on _______, pursuant to paragraph (a) of Rule 485

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02           [CIGNA LOGO]



   HOME OFFICE LOCATION:             MAILING ADDRESS:
   900 COTTAGE GROVE ROAD            CIGNA
   BLOOMFIELD, CONNECTICUT 06152     CORPORATE VARIABLE PRODUCTS SERVICE CENTER
                                     P.O. BOX 2975, ROUTING H14A
                                     HARTFORD, CT  06104
                                     (860) 534-4100

-------------------------------------------------------------------------------
        THE CORPORATE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
-------------------------------------------------------------------------------

     This prospectus describes a flexible premium variable life insurance contract (the "Policy") offered by Connecticut General Life Insurance Company (the "Company", "we, us our/ours"). The primary purpose of the Policy is to provide life insurance protection. It is not similar to, nor should it be compared to, a systematic investment plan of a mutual fund. The Policy is not suitable as a short-term savings vehicle.

     Policy values and, in some cases, the death benefit, varies with the investment performance of the funding options you, the purchaser, select. You assume certain risks by investing in these Policies, including the risk of losing money. THIS POLICY OR CERTAIN OF ITS INVESTMENT OPTIONS MAY NOT BE AVAILABLE IN ALL JURISDICTIONS. VARIOUS RIGHTS AND BENEFITS MAY DIFFER BETWEEN JURISDICTIONS TO MEET APPLICABLE LAW AND/OR REGULATIONS.

     Corporations and other sponsoring groups purchasing these Policies may use them in executive benefit plans or to finance certain deferred compensation plans and post-retirement benefit programs.

     You may choose among the following mutual funds as underlying funding options:

THE ALGER AMERICAN FUND                                      JANUS ASPEN SERIES
Alger American MidCap Growth Portfolio - Class O Shares      Balanced Portfolio
Alger American Growth Portfolio - Class O Shares             Worldwide Growth Portfolio
CIGNA VARIABLE PRODUCTS GROUP                                MFS(R) VARIABLE INSURANCE TRUST(sm)
TimesSquare VP Money Market Fund                             MFS Emerging Growth Series
TimesSquare VP Core Plus Bond Fund                           MFS Total Return Series
TimesSquare VP S&P 500 Index Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS               PIMCO ADVISORS VIT
TRUST                                                        OpCap Small Cap Portfolio
Templeton Foreign Securities Fund-Class 1                    PIMCO VARIABLE INSURANCE TRUST
                                                             High Yield Portfolio
FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND                 SCUDDER INVESTMENTS VIT FUNDS TRUST
VIP Equity-Income Portfolio                                  Scudder EAFE(R) Equity Index Fund
GOLDMAN SACHS VARIABLE INSURANCE TRUST                       Scudder Small Cap Index Fund
Mid Cap Value Fund                                           VANGUARD(R) VARIABLE INSURANCE FUND
                                                             Small Company Growth Portfolio

     The Policy's Fixed Account credits interest to Policy values held in that account. We guarantee the amounts in the Fixed Account and payment of certain interest. Page 18 contains additional information on the Fixed Account.

     It may not be in your best interest to replace existing insurance with this Policy. Please read this prospectus, and the underlying mutual funds' prospectuses, to understand the Policy and the risks associated with each of the underlying mutual funds.

                 KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.
   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE.
                IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.
                        PROSPECTUS DATED: MAY 1, 2004

                   (THIS PAGE IS INTENTIONALLY LEFT BLANK)

                                                TABLE OF CONTENTS

                                          PAGE                                                           PAGE
                                          ----                                                           ----
Risk/Benefit Summary........................3             Full Surrenders.................................19
Annual Underlying Mutual Fund Expenses......5                   Deferral of Payment and Transfers.........19
Highlights..................................5             Lapse and Reinstatement.........................19
      Initial Choices.......................5             Lapse of a Policy...............................19
      Reductions............................6             Reinstatement of a Lapsed Policy................20
      Refunds...............................6             Policy Loans....................................20
The Company.................................7             Settlement Options..............................20
The Variable Account........................7             Additional Insurance Benefit....................20
      General...............................7             Joint and Survivorship Benefit..................20
      Substitution of Securities............7             Other Policy Provisions.........................21
      Voting Rights.........................8                   Issuance..................................21
      Fund Participation Agreements.........8                   Short-Term Right to Cancel the Policy.....21
The Funds...................................9             Policy Owner and Beneficiary....................21
Death Benefit...............................13            Changes of Policy Owner or Beneficiary..........22
      Death Benefit Options.................13            Right to Exchange for a Fixed Benefit
      Changes in Death Benefit Option.......13                  Policy....................................22
      Payment of Death Benefit..............14            Incontestability................................22
      Life Insurance Qualification Test.....14            Misstatement of Age.............................22
      Changes in Specified Amount...........14            Suicide.........................................22
Premium Payments; Transfers.................15            Nonparticipating Policies.......................22
      Premium Payments......................15            Additional Information..........................23
      Allocation of Net Premium Payments....15            Tax Matters.....................................23
      Transfers.............................16                  Taxation of the Policies..................23
      Market Timing.........................16                  Taxation of the Company...................24
Cost of Insurance Charges...................17                  Partial Surrenders........................25
The Fixed Account...........................18                  Policy Loans..............................25
Policy Values...............................18                  Directors and Officers of the Company.....26
      Accumulation Value....................18                  Distribution of Policies..................27
      Variable Accumulation Unit Value......18            Changes of Investment Policy....................27
      Surrender Value.......................19                  Other Contracts Issued by the Company.....27
Surrenders..................................19                  State Regulation..........................27
      Partial Surrenders....................19            Reports to Policy Owners........................28
      ......................................              Advertising.....................................28
      ......................................              Legal Proceedings...............................28
      ......................................              Experts.........................................29
      ......................................              Registration Statement..........................29








                   You will find certain technical terms defined on page 30 of this Prospectus.

RISK/BENEFIT SUMMARY:  BENEFITS AND RISKS


The primary purpose of this Policy is to provide life insurance protection on the life of one individual or, if a joint and survivor option is elected, two individuals (joint and survivor - see page 20). Corporations and other sponsoring groups which buy Policies may use them in executive benefit plans or to finance certain deferred compensation plans and post-retirement benefit programs.

Policy values and, in some cases, the death benefit, vary with the investment performance of the funding options you, the purchaser, select. The funding options currently include the Company's Fixed Account and mutual funds with widely varying investment objectives and practices (see page 9). You may reallocate Policy values among the mutual fund from time to time. A comprehensive discussion of the risks of each of those mutual funds may be found in that fund's prospectus. Policy values based on the mutual funds' performance may rise or fall. You bear the risk of poor investment performance, and may lose money. If Policy values become less than the next monthly deduction for the cost of insurance, your Policy will lapse unless an additional premium is paid.

You do have the right under the Policy to take loans using the Policy values as collateral, or to withdraw Policy values in part or in full. However, a partial withdrawal of Policy values may not exceed 90% of the Policy's net accumulation value. So long as the Policy remains a "life insurance contract" for federal tax purposes under one of two tests you select when the Policy is issued, you may make premium payments in the amounts and at times you choose. You must select one of three death benefit options offered: a varying death benefit; a level death benefit; or a level plus return of premium death benefit (see page 13). You may change your selection at a later time.

This Policy is not suitable as a short-term investment vehicle. Our administrative and sales charges at Policy issuance and from premium payments are less readily recovered in the short term. This Policy is also unlike, and should not be compared to, systematic investment plans of mutual funds. We make daily charges for our mortality and expense risks to cover possible decreasing life expectancy and unexpected increases in our administrative costs. We also charge monthly for the "cost of insurance" - the risk that an insured will die and a death benefit will be paid. These charges and benefits do not apply to direct mutual fund investments.

Your Policy may become a modified endowment contract under federal tax law under certain circumstances. If these circumstances were to occur, loans and other pre-death distributions are includable in your gross income on an income first basis, and you may be subject to a 10% penalty (unless you have attained age 59 1/2). There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding. You should consult with a tax adviser before taking steps that may affect whether your policy becomes a modified endowment policy. (See page 23)

RISK/BENEFIT SUMMARY:  FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value among investment options.

----------------------------------------------------------------------------------------------------------------------------
                                                     TRANSACTION FEES
----------------------------------------------------------------------------------------------------------------------------
               CHARGE                                          AMOUNT DEDUCTED                             WHEN CHARGE IS
                                                                                                              DEDUCTED
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on        6.5% for sales expenses, premium tax and other tax liabilities    From each premium
Premiums (Load)                                                                                          payment
                                       In addition,
                                       o  40% from each premium payment, up to the target
                                          premium, in the first policy year

                                       For increases in specified amount, other than through a change in the death benefit option, an additional 25% of the premium payment(s) attributable to the increase in specified amount up to the increase in target premium, during the first 12 months after the increase
----------------------------------------------------------------------------------------------------------------------------
Administrative Expense Fee             $250                                                              At Issue
----------------------------------------------------------------------------------------------------------------------------
Surrender Fees                         The lesser of $25 or 2% of the Accumulation Value                 For each partial
                                                                                                         surrender
--------------------------------------------------------------------------------------------------------------------------
Transfer Fees                          $25                                                               For fund
                                                                                                         transfers in
                                                                                                         excess of the
                                                                                                         free transfer
                                                                                                         limit described
                                                                                                         in the
                                                                                                         "Transfers"
                                                                                                         section of this
                                                                                                         Prospectus.
----------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio company fees and expenses.

----------------------------------------------------------------------------------------------------------------------------
                                PERIODIC CHARGES OTHER THAN SUB-ACCOUNT OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------
                   CHARGE                                 AMOUNT DEDUCTED/DESCRIPTION OF COST               WHEN CHARGE IS
                                                                                                               DEDUCTED
----------------------------------------------------------------------------------------------------------------------------
Cost of Insurance(1)
----------------------------------------------------------------------------------------------------------------------------
         Minimum and Maximum                   $0.03 - 1.00                                                Monthly
         Charge per $1,000 Net
         Amount at Risk
----------------------------------------------------------------------------------------------------------------------------
         Charge for a 50 Year Old Male         $0.09                                                       Monthly
         Non-smoker Insured per $1,000
         Net Amount at Risk
----------------------------------------------------------------------------------------------------------------------------
Maintenance Fee                                $8                                                          Monthly
----------------------------------------------------------------------------------------------------------------------------
Administrative Fees(2)                         Each day, 1/365 of the annual rate.  The maximum annual     Daily
                                               rate is .30% of the average daily Policy values.
----------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Fees(3)                  Each day, 1/365 of the annual rate.  The maximum annual     Daily
                                               rate is .90% of the average daily Policy values.
----------------------------------------------------------------------------------------------------------------------------
Net Loan Interest Rate                         1.2% per year                                               Each Policy
                                                                                                           Anniversary
                                                                                                           when a Policy
                                                                                                           loan is
                                                                                                           outstanding
----------------------------------------------------------------------------------------------------------------------------

(1) Actual cost of insurance charges vary based upon the individual characteristics of the insured. The cost of insurance charge shown in the table may not be representative of the charge you will pay. Please contact our Corporate Variable Products Service Center to obtain more information about the cost of insurance charge that would apply to you.
(2)  The current annual rate is .10% of the average daily Policy values.
(3) The current annual rate is .85% of the average daily Policy values during policy years 1-10; .45% of the average daily Policy values during policy years 11-15; and .15% of the average daily Policy values thereafter.

ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

The following table describes the underlying mutual fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the underlying mutual funds. More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund.

                                                                  Minimum                             Maximum
                                                                  -------                             -------
 Total Annual Underlying Mutual Fund Operating Expenses             .25%                --             1.00%

HIGHLIGHTS
                    This section is an overview of key Policy features. Regulations in your state may vary the provisions of your own Policy.

INITIAL CHOICES     When purchasing a Policy, you have four important choices
TO BE MADE          to make:
                    1)    Selecting one of the three death benefit options;
                    2)    Selecting the amount of premium payments
                          to make;
                    3)    Selecting how net premium payments will
                          be allocated among the available funding options; and
                    4)    Selecting the life insurance
                          qualification method to be used. (See
                          page 14.)

LEVEL OR VARYING    The death benefit is the amount we pay to the beneficiary
DEATH BENEFIT       (ies) when the Insured dies. Before we pay the death
                    benefit, we subtract any outstanding loan account balances or outstanding amounts due. We calculate the death benefit payable as of the date on which the Insured died.

                    When you purchase your Policy, you must choose one of three death benefit options:

                    1) Option A -- a varying death benefit equal to the
                       greater of:
                         a) the specified amount plus the accumulation
                            value; or
                         b) the corridor death benefit.

                    2) Option B-- a level death benefit equal to the greater
                       of:
                         a) the specified amount; or
                         b) the corridor death benefit.

                    3) Option C -- a "return of premium" death benefit equal
                       to the greater of:
                         a) the specified amount plus the sum of the
                            premiums paid; or
                         b) the corridor death benefit.

AMOUNT OF           When you apply for your Policy, you must decide how much
PREMIUM PAYMENT     premium to pay. You may change premium payments within the limits described on page 15. However, your Policy might lapse if you don't pay enough premium to maintain a positive net accumulation value. If your Policy lapses because your monthly deduction is larger than the net accumulation value, you may reinstate your Policy. (See page 20.)

SELECTION OF        You must choose the fund(s) in which you want to place
FUNDING VEHICLE(S)  your net premium payment(s). For each fund, we maintain a separate sub-account which invests in shares of that fund. These fund sub-accounts make up the Variable
                    Account (see page 10). A variable sub-account is not guaranteed and will increase or decrease in value according to the particular fund's investment performance. (See pages 18 and 19.) You may also choose to place part or all of your net premium payment(s) into the Fixed Account.

                    Your initial premium payment will be deposited in the CIGNA Variable Products Group's Money Market Fund during the Right-to-Examine Period as described in "Short-Term Right to Cancel the Policy". (See page 21.)

REDUCTIONS AND REFUNDS

--------------------------------------------------------------------------------
REDUCTION OF            Corporations or other groups or sponsoring
CHARGES                 organizations may buy Policies on a case basis. We may
                        reduce premium charges or any other charges where we expect that the amount or nature of the case will result in savings of sales, underwriting, administrative or other costs. Eligibility for and the amount of reduction will be determined by a number of factors, including:

                        o Number of lives to be insured;
                        o Total premium(s) expected to be paid;
                        o Total assets you have under our management;
                        o The nature of the relationship among the insured
                          individuals;
                        o The purpose for which the Policies are being
                          purchased;
                        o Expected persistency of the Policies as a whole; and
                        o Any other circumstances we believe relevant to the
                          expected reduction of our expenses.

                        Some reductions may be guaranteed. Other reductions may be subject to withdrawal or modification by us on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners.

------------------------------------------ -------------------------------------
REFUND OF PORTION OF    Surrenders during the first two policy years will
PREMIUM CHARGES         qualify for a refund of a portion of the premium
                        charges.

                        --------------------------------------------------------
                              SURRENDER                   CREDIT
                               DURING
                        --------------------------------------------------------
                                               100% of all premium charges
                        First Policy Year:     previously deducted in excess of
                                               3.5% of all premiums paid.

                        --------------------------------------------------------
                                               50% of all premium charges
                        Second Policy Year:    previously deducted in excess of
                                               3.5% of all premiums paid.

--------------------------------------------------------------------------------

THE COMPANY

                  The Company is a Connecticut life insurance company incorporated in 1865, located at 900 Cottage Grove Road, Hartford, Connecticut. Wholly owned by Connecticut General Corporation and, in turn, by CIGNA Holdings, Inc. and CIGNA Corporation, it is licensed to do business in all states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands.

                  The Company's Home Office mailing address is CIGNA, H14A, P.O. Box 2975, Hartford, Connecticut 06104. The telephone number is 860-534-4100.

THE VARIABLE
ACCOUNT

                  CG Corporate Insurance Variable Life Separate Account 02 ("Variable Account") is a "separate account" of the Company established pursuant to a February 23, 1996 resolution of our Board of Directors.

                  Under Connecticut law, the assets of the Variable Account attributable to the policies, though our property, are not chargeable with liabilities of any other business of the Company and are available first to satisfy our obligations under the Policies. The Variable Account income, gains, and losses are credited to or charged against the Variable Account without regard to our other income, gains, or losses. We do not guarantee the Variable Account's values and investment performance. All distributions made by the funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value.

                  The Variable Account is divided into sub-accounts, each of which is invested solely in the shares of one of the funds. On each valuation day, net premium payments allocated to the Variable Account will be invested in fund shares at net assets value, and monies necessary to pay for deductions, charges, transfers, and surrenders from the Variable Account are raised by selling shares of funds at net issue value.

                  The Variable Account is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve Commission supervision of the Variable Account or our management, investment practices, or policies.

                  We have other registered separate accounts which fund other variable life insurance policies and variable annuity contracts.

                  GENERAL

                  We can give you no assurance that the investment objective of any of the funds will be met. You will bear the complete investment risk for accumulation values allocated to a sub-account. Inherent investment risk varies significantly among the sub-accounts, but is present in each. You should read each fund's prospectus carefully and understand the funds' relative degrees of risk before making or changing investment choices. We impose some terms and conditions limiting such choices.

                  SUBSTITUTION OF SECURITIES

                  If the shares of any fund should no longer be available to the Variable Account or if, in our judgment, further investment in such shares should become inappropriate in view of the investment objectives of the Policies, we may substitute shares of another fund. We will make no substitution of securities in any sub-account without prior approval of the Commission and under such requirements as it may impose.

                  VOTING RIGHTS

                  We will vote the shares of each fund held in the Variable Account at special meetings of the shareholders of the particular Trust. We will follow written instructions received from persons having the voting interest in the Variable Account. We will vote the shares for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions. The Trusts do not hold regular meetings of shareholders.

                  The number of shares that you have a right to vote will be determined as of a date chosen by the appropriate Trust but not more than sixty (60) days prior to the meeting of that Trust. We will solicit voting instructions by written communication at least fourteen (14) days prior to the meeting.

                  Each fund's shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through our separate accounts and the separate accounts of other life insurance companies and, in some cases, qualified plans. The Trusts' managements do not see any disadvantage to you arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products, and with both ours and other life insurance companies' separate accounts. Nevertheless, the Trusts' boards intend to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, they should take in response. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices.

                  FUND PARTICIPATION AGREEMENTS

                  We have entered into agreements with various Trusts and their advisers or distributors. Under these agreements, we make the funds available under the policies and perform certain administrative services. In some cases, the advisers or distributors may compensate us for these services.

THE FUNDS

Each of the seventeen sub-accounts of the Variable Account currently offered under the Policies is invested solely in the shares of one of the seventeen funds now available as funding vehicles under the Policies. Each fund has a different investment objective. Each of the funds is a series of (Continued on Page 10.)

---------------------------------------------------------------------------------------------------------------------
  Trusts, Investment Advisers, and Distributors                    Funds Available under the Policies
---------------------------------------------------------------------------------------------------------------------
Alger American Fund ("Alger Trust")                 Alger American MidCap Growth Portfolio - Class O Shares
Managed by:
    Fred Alger Management, Inc.
    111 Fifth Avenue, 2nd Floor                     Alger American Growth Portfolio - Class O Shares
    New York, NY  10003
Distributed by:
    Fred Alger & Company, Incorporated
    30 Montgomery Street
    Jersey City, NJ  07302
---------------------------------------------------------------------------------------------------------------------
CIGNA Variable Products Group ("CIGNA Group")       TimesSquare VP Money Market Fund
Managed by:
    TimesSquare Capital Management, Inc.            TimesSquare VP Core Plus Bond Fund
    280 Trumbull Street
    Hartford, CT  06103
Distributed by:                                     TimesSquare VP S&P 500 Index(R) Fund
    Prudential Retirement Brokerage Services
    Inc., through its CIGNA Brokerage
    Services division
    280 Trumbull Street
    Hartford, CT  06103
---------------------------------------------------------------------------------------------------------------------
Scudder Investments VIT Funds                       Scudder VIT EAFE(R) Equity Index Fund
("Scudder VIT")
Managed by:
    Deutsche Asset Management, Inc.                 Scudder VIT Small Cap Index Fund
    345 Park Avenue
    New York, NY 10154
Distributed by:
    PFPC Distributors Inc.
    760 Moore Road
    King of Prussia, PA 19406
---------------------------------------------------------------------------------------------------------------------
Fidelity(R) Variable Insurance Products Fund        Fidelity VIP Equity-Income Portfolio
("Fidelity VIP")
Managed by:
    Fidelity Management & Research Company
    82 Devonshire Street
    Boston, MA  02109
Distributed by:
    Fidelity Distributors Corporation
    82 Devonshire Street
    Boston, MA  02109
---------------------------------------------------------------------------------------------------------------------
Goldman Sachs Variable Insurance Trust              Mid Cap Value Fund
Managed by:
    Goldman Sachs Asset Management, L.P.
    32 Old Slip
    New York, NY 10005
Distributed by:
    Goldman, Sachs & Co.
    85 Broad Street
    New York, NY 10004
---------------------------------------------------------------------------------------------------------------------

one of nine entities, all Massachusetts or Delaware business trusts. Each such entity is registered as a series of an open-end management investment company under the 1940 Act. These entities are collectively referred to in this prospectus as the "Trusts".

-------------------------------------------------------------------------------
            Brief Description of Each Fund's Investment Objective

-------------------------------------------------------------------------------

(MID CAP STOCKS) Seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

(LARGE CAP STOCKS) Seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources, and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.


-------------------------------------------------------------------------------

(MONEY MARKET) Seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments.

(CORE PLUS BOND) Seeks as high a level of current income as is consistent with reasonable concern for safety of principal by investing primarily in a broad range of fixed income securities.

(LARGE CAP STOCKS) Seeks to achieve its objective of long-term growth of capital by attempting to replicate the composition and total return, reduced by fund expenses, of the Standard & Poor's 500 Composite Stock Price Index.


-------------------------------------------------------------------------------

(INTERNATIONAL STOCKS) Seeks to replicate as closely as possible (before deduction of fund expenses) the total return of MSCI Europe, Australasia, Far East ("EAFE(R)") Index.

(SMALL CAP STOCKS) Seeks to replicate as closely as possible (before deduction of fund expenses) the total return of the Russell 2001 Small Stock Index.



-------------------------------------------------------------------------------

(LARGE CAP STOCKS) Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's Composite Index of 500 Stocks.



-------------------------------------------------------------------------------

(MID CAP STOCKS) Seeks long-term appreciation. Under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in a diversified portfolio of equity investments in mid-capitalization issuers within the range of the market capitalization of companies constituting the Russell Mid Cap Value Index at the time of investment.



-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
  Trusts, Investment Advisers, and Distributors                    Funds Available under the Policies

---------------------------------------------------------------------------------------------------------------------
Janus Aspen Series ("Janus Aspen Series")           Janus Aspen Series Balanced Portfolio
Managed by:
    Janus Capital Management, LLC                   Janus Aspen Series Worldwide Growth Portfolio
    151 Detroit Street
    Denver, CO 80206
Distributed by:
    Janus Distributors, LLC
    151 Detroit Street
    Denver, CO 80206
---------------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust ("MFS Trust")       MFS Emerging Growth Series
Managed by:
    Massachusetts Financial Services Company        MFS Total Return Series
    500 Boylston Street
    Boston, MA 02116
Distributed by:
    MFS Fund Distributors, Inc.
    500 Boylston Street
    Boston, MA 02116

---------------------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust                      High Yield Portfolio
Managed by:
    Pacific Investment Management Company LLC
    840 Newport Center Drive
    Suite 300
    Newport Beach, California 92660
Distributed by:
    PIMCO Funds Distributors LLC
    2187 Atlantic Street
    Stamford, CT 06902
---------------------------------------------------------------------------------------------------------------------
PIMCO Advisors VIT                                  OpCap Small Cap Portfolio
Managed by:
    OpCap Advisors LLC
    1345 Avenue of the  Americas
    New York, NY 10105
Distributed by:
    OCC Distributors LLC
    1345 Avenue of the Americas
    New York, NY 10105
---------------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products      Templeton Foreign Securities Fund-Class 1
Trust ("Templeton Trust")                           (formerly Templeton International Securities Fund-Class 1)
Managed by:
    Templeton Investment Counsel, LLC
    Broward Financial Centre, Suite 2100
    Fort Lauderdale, FL 33394
Distributed by:
    Franklin Templeton Distributors, Inc.
    One Franklin Parkway
    San Mateo, CA 94403
---------------------------------------------------------------------------------------------------------------------
Vanguard(R) Variable Insurance Fund                 Small Company Growth Portfolio
Managed by:
    The Vanguard Group
    PO Box 2900
    Valley Forge, PA 19482
Distributed by:
    The Vanguard Group
    PO Box 2900
    Valley Forge, PA 19482
---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
            Brief Description of Each Fund's Investment Objective

-------------------------------------------------------------------------------

(BALANCED) Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

(GLOBAL STOCKS) Seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.



-------------------------------------------------------------------------------

(LARGE CAP STOCKS) Seeks long-term growth of capital by investing primarily in common stocks of companies management believes to be early in their life cycle but which have the potential to become major enterprises or major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment.

(BALANCED OR TOTAL RETURN) Seeks primarily to obtain above average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide reasonable opportunity for growth of capital and income by investing in at least 40%, but no more than 75%, of its net assets in common stocks and related securities and at least 25% of its net assets in non-convertible fixed income securities.

-------------------------------------------------------------------------------

(HIGH YIELD BONDS) Seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. Effective June 1, 2004, the High Yield Portfolio's quality guideline will change, permitting the Portfolio to invest in securities with lower-quality credit ratings. Under the new guidelines, the Portfolio will invest at least 80% of its assets in a diversified portfolio of high yield securities rated below investment grade but rated at least Caa (subject to a maximum of 5% of total assets in securities rated Caa) by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

-------------------------------------------------------------------------------

(SMALL CAP STOCKS) Seeks capital appreciation through investments in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion at the time of purchase that the investment advisor believes are undervalued in the marketplace.




-------------------------------------------------------------------------------

(INTERNATIONAL STOCKS) Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.



-------------------------------------------------------------------------------

(SMALL CAP STOCKS) Invests mainly in the stocks of smaller companies, which at the time of purchase typically have a market value of less than $1-$2 billion. These companies are considered by the Portfolio's advisers to have above-average prospects for growth, but often provide little or no dividend income.


-------------------------------------------------------------------------------

We may make additional funds available from time to time.

DEATH BENEFIT

                  DEATH BENEFIT OPTIONS

                  We offer three different death benefit options. The amount payable under each is determined as of the date of the Insured's death. In this prospectus, "the Insured's death" means, for a joint and survivor policy, the death of the second Insured to die. (See page 20.) Option B will be in effect unless you elected Option A or Option C in your application for the Policy or unless a change has been allowed:

                  o Option A -- the death benefit will be the greater of the specified amount (a minimum of $50,000 as of the date of this prospectus) plus the accumulation value, or the corridor death benefit.

                  Option A provides a varying death benefit which increases or decreases over time, depending on the amount of premium you pay and the investment performance of the funds you choose.

                  o Option B -- the death benefit will be the greater of the specified amount or corridor death benefit.

                  Option B provides a level death benefit unless the corridor death benefit exceeds the specified amount.

                  o Option C -- the death benefit will be the greater of the specified amount plus the premium payments you make, or the corridor death benefit.

                  Option C provides a death benefit that increases based on premium payments.

                  Under each option the amount payable upon death will be the death benefit, reduced by partial surrenders and by the amount necessary to repay any loans in full.

                  CHANGES IN DEATH BENEFIT OPTION

                  We will allow a death benefit option change upon your written request to the Corporate Variable Products Service Center in a form satisfactory to us, subject to the following conditions:

                  o The change will take effect on the monthly anniversary day following the date of receipt of the request.

                  o No change in the death benefit option may reduce the specified amount below $50,000.

                  o For changes from Option B to Option A, the new specified amount will equal the death benefit less the accumulation value at the time of the change.

                  o For changes from Option B to Option C, the new specified amount will equal the death benefit less premiums paid at the time of the change.

                  o For changes from Option A to Option B, the new specified amount will equal the death benefit at the time of the change.

                  o For changes from Option A to Option C, the new specified amount will equal the death benefit less premiums paid at the time of the change.

                  o For changes from Option C to Option A, the new specified amount will equal the death benefit less the accumulation value at the time of the change.

                  o For changes from Option C to Option B, the new specified amount will equal the death benefit at the time of the change.

                  PAYMENT OF DEATH BENEFIT

                  We will compute the death benefit as of the date of the Insured's death. We will pay it in a lump sum within seven days after receipt at the Corporate Variable Products Service Center of due proof of the Insured's death (a certified copy of the death certificate(s)), unless you or the beneficiary have elected that all or a part of it be paid under one or more of any settlement options (see "Settlement Options") we may make available. We may delay payment of the death benefit if the Policy is being contested.

                  While the Insured is living, you may elect a settlement option, if available, for the beneficiary and deem it irrevocable by the beneficiary, or, you may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election.

                  If you assign the Policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay the beneficiary any excess death benefit due as elected.

                  LIFE INSURANCE QUALIFICATION TEST

                  A Policy must satisfy either of two tests in order to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code of 1986, as amended ("the Code"). At the time of purchase, you must choose a Policy that uses either the guideline premium/cash value corridor test or the cash value accumulation test. You cannot change the selection of the test to be used after the Policy's issue date.

                  The guideline premium/cash value corridor test restricts the maximum premiums that you may pay into a life insurance policy for a specified death benefit. In addition, the death benefit must not be less than the applicable percentage of the cash surrender value, with the applicable percentage decreasing with age. Illustrative applicable percentages are as follows:

                  o  250% through attained age 40;

                  o  150% at attained age 55;

                  o  120% at attained age 65, and

                  o  101% at attained age 95 and above.

                  o The cash value accumulation test is met if, by the terms of the contract, the cash surrender value of the contract may not at any time exceed the net single premium that would have to be paid at that time to fund future benefits.

                  See also "Tax Matters" at page 23 of this prospectus.

                  CHANGES IN SPECIFIED AMOUNT

                  You may change the specified amount of a Policy by a written request to the Corporate Variable Products Service Center in a form satisfactory to us, subject to the following conditions:

                  o Satisfactory evidence of insurability and a supplemental application may be required to increase the specified amount.

                  o An increase in the specified amount, other than through a change in the death benefit option, will result in an additional 25% premium charge on premium payments attributable to the increase in specified amount up to the increase in target premium received during the 12 months following the increase.

                  o No decrease may reduce the specified amount to less than $50,000, or below the minimum required to maintain the Policy's status as life insurance under the Code.

PREMIUM
PAYMENTS;
TRANSFERS

                  PREMIUM PAYMENTS

                  The Policies provide for flexible premium payments. You select the frequency and amount of premium payments. The initial premium payment is due on the issue date and is payable in advance. The minimum payment is the amount necessary to maintain a positive net accumulation value. We reserve the right to decline any application or premium payment.

                  After the initial premium payment, you must send all premium payments directly to the Corporate Variable Products Service Center. They will be deemed received when they are actually received there.

                  You may increase, decrease, or change the frequency of premium payments.

                  PLANNED PREMIUMS are premium payments scheduled when a Policy is applied for.

                  ADDITIONAL PREMIUMS are any premium payments made ($500 minimum) in addition to planned premiums.

                  NET PREMIUM PAYMENTS are the balance of premium payments remaining after we deduct the premium charge.

                  PREMIUM INCREASES. At any time, you may increase planned premiums or pay additional premiums, but:

                  o We may request evidence of insurability if the additional premium or the new planned premium during the current policy year would increase the difference between the death benefit and the accumulation value. If we request satisfactory evidence of insurability and you do not provide it, we will refund the increase in premium without interest and without participation in any underlying funding options.

                  o The total of all premium payments may not exceed the then-current maximum premium limitations established by federal law for a policy to qualify as life insurance. If, at any time, a premium payment would result in total premium payments exceeding such maximum limitation, we will only accept that portion of the payment that will make total premiums equal to the maximum. We will return, or apply as otherwise agreed, any part of the premium payment in excess of that amount and no further premium payments will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

                  o If there is any policy indebtedness, we will use any additional net premium payments first as a loan repayment. Any excess will be applied as an additional net premium payment.

                  ALLOCATION OF NET PREMIUM PAYMENTS

                  When you purchase a Policy, you must decide how to allocate net premium payments among the sub-accounts and the Fixed Account. For each sub-account, we convert the net premium payment into "accumulation units". The number of accumulation units credited to the Policy is determined by dividing the net premium payment allocated to the sub-account by the value of the accumulation unit for the sub-account. See "Policy Value -- Accumulation Value; Variable Accumulation Unit Value" at page 18 of this prospectus.

                  During the Right-to-Examine Period, we will allocate the net premium payment to the CIGNA Variable Products Group's Money Market Fund of the Variable Account. Earnings will be credited from the later of the issue date or the date the premium payment was received. We will allocate the net premium payment directly to the sub-account(s) you selected after expiration of the Right-to-Examine Period as described under "Short-Term Right to Cancel the Policy" at page 21 of this prospectus.

                  Unless you direct us otherwise, we will allocate subsequent net premium payments on the same basis as the most recent previous net premium payment as of the next valuation period after each payment is received.

                  You may change the allocation for future net premium payments at any time free of charge, effective for premium payments made more than one week after we receive notice of the new allocation.

                  TRANSFERS

                  You may transfer values ($500 minimum) at any time from one sub-account to another. You may also transfer a portion of one or more sub-accounts to the Fixed Account within 30 days prior to each policy anniversary. The transfers will be effective as of the next valuation day after your request is received by the Corporate Variable Products Service Center in good order. The cumulative amount of transfers from the Fixed Account within any such 30-day period cannot exceed 20% of the Fixed Account value on the most recent policy anniversary. If the Fixed Account value as of any policy anniversary is less than $5,000, however, this condition will not apply. We may further limit transfers from the Fixed Account at any time.

                  Subject to the above restrictions, for any individual policy you own, you may make up to four transfers without charge in any policy year. If you own multiple policies, you may make up to 12 transfers without charge in any policy year provided that: 1) each transfer request applies to all policies you own and 2) each transfer request is identical for all such policies in relation to the sub-accounts affected. Any value remaining in the Fixed Account or a sub-account after a transfer must be at least $500. You must make transfers in writing unless we have previously approved other arrangements. A $25 charge will be imposed for each transfer in excess of the free transfer limit stated above.

                  Any transfer among the funds or to the Fixed Account will result in the crediting and cancellation of accumulation units based on the accumulation unit value next determined after your written request is received at the Corporate Variable Products Service Center. The Corporate Variable Products Service Center must receive transfer requests by 4:00 p.m. Eastern Time in order for them to be effective that day. Any transfer you make that causes the remaining value of the accumulation units for a sub-account to be less than $500 will result in the remaining accumulation units being cancelled and their value reallocated proportionally among the other funding options you chose. You should carefully consider current market conditions and each fund's investment policies and related risks before you allocate money to the sub-accounts. See pages 10-13 of this prospectus.

                  We may, at our sole discretion, waive minimum balance requirements on the sub-accounts.

                  MARKET TIMING

                  Overly frequent transfers or an attempt to engage in market timing may disrupt management of an underlying fund and raise its expenses, which can impair its performance. We do not market the Policy to individuals or entities for the purpose of engaging in market timing activity. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.

                  We reserve the right to refuse transfers, either for one Owner or a group of Owners, if we believe that: (a) excessive trading or a specific transfer request or group of transfer requests may have a detrimental effect on the accumulation unit value of an underlying fund or (b) we are informed by one or more of the underlying funds that the purchase or redemption of accumulation units is to be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental affect on the accumulation unit values of affected underlying fund.

                  Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

COST OF INSURANCE CHARGES

We make a monthly deduction from the net accumulation value for the Cost of Insurance and any charges for supplemental riders. The Cost of Insurance compensates us for the anticipated cost of paying death benefits in excess of the accumulation value. It depends on the attained age, years since issue and risk class (in accordance with state law) of the insured, and the current net amount at risk.

We determine the Cost of Insurance by subtracting the accumulation value at the previous monthly anniversary day from the death benefit at the previous monthly anniversary day, and multiplying the result (the net amount at risk) by the applicable Cost of Insurance rate as determined by the Company. We base the Policy's guaranteed maximum Cost of Insurance rates for standard risks, per $1,000 net amount at risk, on the 1980 Commissioners Standard Ordinary Mortality Tables, age nearest birthday.

We deduct these monthly charges proportionately from the value of each funding option. This is accomplished for the sub-accounts by canceling accumulation units and withdrawing the value of the cancelled accumulation units from each funding option in the same proportion as the respective value have to the net accumulation value. The monthly deductions are made on the monthly anniversary day.

THE FIXED
ACCOUNT

                  The Fixed Account is funded by the assets of our General Account. Amounts held in the Fixed Account will be credited with interest at rates we declare from time to time. The minimum rate that will be credited is the lesser of 4% per year or the prevailing 30-day Treasury Bill Rate as of the last day of the preceding calendar month.

                  The Fixed Account is made up of the general assets of the Company other than those allocated to any separate account. The Fixed Account is part of our General Account. Because of applicable exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (the "1933 Act"), and neither the Fixed Account nor our General Account has been registered under the 1940 Act. Therefore, neither the Fixed Account nor any interest therein is generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

POLICY VALUES

                  ACCUMULATION VALUE

                  Once a Policy has been issued, we credit each net premium payment allocated to a sub-account in the form of accumulation units representing the fund in which assets of that sub-account are invested. We do so at the end of the valuation period in which the premium is received at the Corporate Variable Products Service Center (or portion thereof allocated to a particular sub-account). We determine the number of accumulation units credited by dividing the net premium payment by the value of an accumulation unit next computed after its receipt. Since each sub-account has its own accumulation unit value, a policy owner who has elected a combination of funding options will have accumulation units credited from more than one source.

                  We determine the accumulation value of a Policy by:

                  a) multiplying the total number of accumulation units
                     credited to the Policy for each applicable sub-account by its appropriate current accumulation unit value,
                  b) if a combination of sub-accounts is elected, totaling
                     the resulting values, and
                  c) adding any values attributable to the General Account
                     (i.e., the Fixed Account value and the loan account value).

                  The number of accumulation units we credit to a Policy will not be changed by any subsequent change in the value of an accumulation unit. Such value may vary from valuation period to valuation period to reflect the investment experience of the fund used in a particular sub-account.

                  The Fixed Account value reflects amounts allocated to the Fixed Account through payment of premiums or transfers from the Variable Account. The Fixed Account value is guaranteed; however, there is no assurance that the Variable Account value of the Policy will equal or exceed the net premium payments allocated to the Variable Account.

                  We will tell you at least annually how many accumulation units are credited to the Policy, the current accumulation unit values, and your interest in: (a) the Variable Account value, (b) the Fixed Account value, and (c) the loan account value.

                  Accumulation value will be affected by monthly deductions.

                  VARIABLE ACCUMULATION UNIT VALUE

                  We determine the value of a variable accumulation unit for any valuation period by multiplying that unit's value for the immediately preceding valuation period by the net investment factor for the current period for the appropriate sub-account.

                  We determine the net investment factor separately for each sub-account by dividing (a) by (b) and subtracting (c) from the results, where:

                  (a) Equals the net asset value per share of the fund held
                      in the sub-account at the end of a valuation period.

                      o plus the per share amount of any distribution declared by the fund if the "ex-dividend" date is during the valuation period;
                      o plus or minus taxes or provisions for taxes, if any, attributable to the operation of the sub-account during the valuation period.

                  (b) Equals the net asset value per share of the fund held
                      in the sub-account at the beginning of that valuation period.
                  (c) Equals the daily charges for mortality and expense
                      risk and for administrative expenses, multiplied by the number of days in the valuation period.

                  SURRENDER VALUE

                  The surrender value of a Policy is the amount you can receive in cash by surrendering the Policy. All or part of the surrender value may be applied to one or more of any settlement options that we might make available through a rider attached to the Policy.

SURRENDERS

                  PARTIAL SURRENDERS

                  You can make a partial surrender at any time by writing us at the Corporate Variable Products Service Center during the lifetime of the Insured and while the Policy is in force. We will charge a $25 transaction fee for any partial surrender. For more information, see the "Additional Information -- Partial Surrenders" section on page 25.

                  FULL SURRENDERS

                  You may make a full surrender at any time. We will pay the surrender value next computed after receiving your written request at the Corporate Variable Products Service Center in a form satisfactory to us. We usually pay any portion derived from the Variable Account within seven days of receipt of your request.

                  DEFERRAL OF PAYMENT AND TRANSFERS

                  We may postpone payment of the surrendered amount from the Variable Account when the New York Stock Exchange is closed and for such other periods as the Commission may require. We may defer payment or transfer from the Fixed Account for a period not greater than six months. If we exercise our right to defer such payments or transfers, interest will be added as required by law.

LAPSE AND
REINSTATEMENT

                  LAPSE OF A POLICY

                  A lapse occurs if a monthly deduction is greater than the net accumulation value and no payment to cover the monthly deduction is made within the grace period. We will send you a lapse notice at least 31 days before the grace period expires.

                  Depending on the investment performance of the funding options, the net accumulation value may be insufficient to keep this Policy in force, particularly if you have taken any loans or made any partial surrender. In that event, it may be necessary for you to make an additional premium payment.

                  REINSTATEMENT OF A LAPSED POLICY

                  You can apply for reinstatement at any time during the Insured's lifetime. To reinstate a Policy, we require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deduction plus 12 additional monthly deductions.

POLICY LOANS

                  You may take a loan against the Policy for up to 90% of the then current net accumulation value. A policy loan requires that you complete a loan agreement and assign the Policy to us. For more information on policy loans see the "Additional Information -- Policy Loans" section on page 25.

SETTLEMENT OPTIONS

                  We may pay proceeds in the form of settlement options through the addition of a rider. A settlement option may be selected:

                  o  at the beneficiary's election upon the Insured's death, or

                  o  while the Insured is alive, upon your election.

                  You may request, in writing, to elect, change, or revoke a settlement option before payments begin. Your request must in a form satisfactory to us and will take effect upon its receipt at the Corporate Variable Products Service Center. After the first payment, all payments will be made on the first day of each month.

                  Examples of possible settlement options are:

                  o  FIRST OPTION -- Payments for a stated number of years.

                  o SECOND OPTION -- Payments for the lifetime of the payee, guaranteed for a specified number of months.

                  o THIRD OPTION -- Payment of interest annually on the sum left with us at a rate of at least 3% per year, and upon the payee's death the amount on deposit will be paid.

                  o FOURTH OPTION -- Installments of specified amounts payable until the proceeds with any interest thereon are exhausted.

                  o ADDITIONAL OPTIONS -- Policy proceeds may also be settled under any other method of settlement we offer at the time the request is made.

ADDITIONAL INSURANCE BENEFIT

                  We can issue the Policy with an additional insurance benefit as a portion of the total death benefit. The benefit provides annually renewable term insurance on the life of the Insured. We exclude this benefit from the specified amount when calculating the charges and fees for the Policy and when calculating the target premium.

                  We add the cost of the benefit to the monthly deduction. The cost is dependent on the attained age, years since issue, risk class and gender classification. We may adjust the monthly benefit rate from time to time, but the rate will never exceed the guaranteed Cost of Insurance rate for the benefit for that policy year.

                  The benefit allows you to increase the insurance protection under the Policy.

JOINT AND SURVIVORSHIP BENEFIT

                  We can issue the Policy with a joint and survivorship rider. The rider would enable us to issue the Policy on the lives of two Insureds and to pay the death benefit upon the death of the second of two Insureds to die. If you elect to add this benefit to your Policy, you should:

                  o interpret any reference in this prospectus to the "death of the Insured", or "the Insured's death", or similar context as "the death of the second of the two Insureds to die";

                  o interpret any discussions in this prospectus of the features of the Policy allowed "while the Insured is alive", or "during the lifetime of the Insured", or similar context as allowed "while at least one of the Insureds is alive".

                  Other sections of this prospectus that would be affected by the addition of this benefit are:

                  o Incontestability (see Page 22): The Policy or increase must be in force for two (2) years during the lifetime of each Insured.

                  o Misstatement of Age (see Page 22): By reason of the rider the provision relates to either Insured.

                  o Suicide (see Page 22): By reason of the rider the provision relates to either Insured.

                  The cost of the rider is reflected in the monthly Cost of Insurance rates. Those rates are based on the attained age, years since issue, risk class and gender classification of each person insured. We use an actuarial formula that reflects one-alive and both-alive probabilities to determine the Cost of Insurance rates. No other charges and fees for the Policy will change as a result of the addition of the joint and survivorship rider.

OTHER POLICY PROVISIONS

                  ISSUANCE

                  We will only issue a Policy upon receipt of satisfactory evidence of insurability and, generally, only where the Insured is below age 75.

                  SHORT-TERM RIGHT TO CANCEL THE POLICY

                  You may return a Policy for cancellation and a full refund of premium within 10 days after you receive it, unless state law is otherwise. We will hold the initial premium payment made when the Policy is issued in the CIGNA Variable Products Money Market Fund of the Variable Account. We will not allocate it to any other variable sub-accounts, even if you have so directed, until:

                  o the fifteenth day after we mail you the Policy, if the state law Right-to-Examine Period is 10 days after you receive the Policy.

                  o the twenty-fifth day after we mail the Policy to you if the state law Right-to-Examine Period is 20 days, or

                  o the thirty-fifth day after we mail the Policy to you if the state law Right-to-Examine Period is 30 days.

                  If you return the Policy for cancellation in a timely fashion, we will usually pay the refund of premiums, without interest, within seven days of your notice of cancellation. We may delay refund of premiums paid by check until the check clears.

                  POLICY OWNER AND BENEFICIARY

                  The policy owner and beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any. While the Insured is living, all rights in the Policy are vested in the policy owner.

                  If the policy owner is other than the Insured and dies before the Insured, the policy owner's rights in the Policy belong to the policy owner's estate.

                  If any beneficiary predeceases the Insured, that beneficiary's interest passes to any surviving beneficiary(ies), unless otherwise provided. We will pay multiple beneficiaries in equal shares, unless otherwise provided. We will pay the death proceeds to the policy owner or the policy owner's executor(s), administrator(s), or assigns if no named beneficiary survives the Insured.

                  CHANGES OF POLICY OWNER OR BENEFICIARY

                  You may name a new policy owner or beneficiary(ies) while the Insured is living by written request on a form satisfactory to us. You must submit the form to the Corporate Variable Products Service Center where we will record it. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action we take before it was recorded. We may require that the Policy be submitted for endorsement before making a change of policy owner.

                  RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

                  You may, within the first two policy years, exchange the Policy for a flexible premium adjustable life insurance policy offered by our Corporate Insurance Department at that time. The benefits for the new policy will not vary with the investment experience of a separate account. You must elect the exchange within 24 months from the Policy's issue date. We will not require evidence of insurability for the exchange.

                  Under the new policy:

                  o The policy owner, the Insured, and the beneficiary will be the same as those under the exchanged Policy on the effective date of the exchange.

                  o The death benefit on the exchange date will not be more than the death benefit of the original Policy immediately prior to the exchange date.

                  o The issue date and issue age will be the same as that of the original Policy.

                  o The initial specified amount and any increases in specified amount will have the same rate class as those of the original Policy.

                  o Any indebtedness on the original Policy will be transferred.

                  INCONTESTABILITY

                  We will not contest payment of the death proceeds based on the initial specified amount after the Policy has been in force, during the Insured's lifetime, for two years from the date of issue. For any increase in specified amount requiring evidence of insurability, we will not contest payment of the death proceeds based on such an increase after it has been in force, during the Insured's lifetime, for two years from its effective date.

                  MISSTATEMENT OF AGE

                  We will adjust the death benefit and accumulation value if the Insured's age has been misstated. The adjustment process will recalculate all such benefits and values to the amount that would have been calculated using the rates that were in effect at the time of each monthly anniversary.

                  SUICIDE

                  If the Insured dies by suicide, while sane or insane, within two years from the issue date, we will pay no more than the sum of the premiums paid, less any indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, we will pay no more than a refund of the monthly charges for the cost of such additional benefit.

                  NONPARTICIPATING POLICIES

                  These are nonparticipating Policies on which no dividends are payable. These Policies do not share in our profits or surplus earnings.

ADDITIONAL INFORMATION

                  TAX MATTERS

                  The following discussion is general and is not intended as tax advice. You should consult counsel and other competent advisers for more complete information. This discussion is based on our understanding of federal income tax laws as the Internal Revenue Service currently interprets them. No representation is made as to the likelihood of continuation of these current laws and interpretations.

                  TAXATION OF THE POLICIES

                  For contracts issued after December 31, 1984, section 7702 of the Code provides a definition that must be met in order for the contract to qualify as a life insurance contract for federal tax purposes. Under this section, either a cash value test or a guideline premium/cash value corridor test must be satisfied. For contracts that meet the definition of section 7702, the income credited to the contract is not taxed until it is distributed; and, even then, it is only taxed to the extent that the amount distributed exceeds the investment in the contract. A policy loan is not treated as a distribution for this purpose. In addition, the death proceeds payable upon the death of the insured are excluded from the gross income of the beneficiary under section 101 of the Code. We will test Policies for compliance with section 7702 and retain the right to take whatever action is necessary, including the return of premiums, to ensure that the policies qualify as life insurance contracts. As a result, the federal taxation of a Policy should be the same as described above.

                  A life insurance contract issued on or after June 21, 1988, will become a modified endowment contract if the amount of premiums paid for the contract exceeds limits set out in section 7702A of the Code. Under these rules, a life insurance contract becomes a modified endowment contract if the total premiums paid during the first seven years exceed the amount that would have been paid if the contract provided for paid up benefits after seven level annual premiums. Generally, amounts distributed from a modified endowment contract, including amounts paid out as the result of a full surrender, a partial surrender, or a loan, are taxable to the extent that the cash value of the contract immediately before the distribution exceeds the investment in the contract. A collateral assignment or pledge of a modified endowment contract is also treated as a distribution for this purpose. In addition to the taxation of the distribution, a 10% tax penalty generally applies to the taxable portion of such distribution unless the policy owner is 59 1/2 years old or disabled when the distribution is made. The Policies offered by this prospectus may or may not be issued as modified endowment contracts, depending upon the wishes of the Policy owner. For those Policies that are not issued as modified endowment contracts, we will test them for compliance with section 7702A and retain the right to take whatever action is necessary, including the return of premiums, to ensure that the policies do not become modified endowment contracts.

                  A Policy may also become a modified endowment contract as the result of a reduction in benefits or a material change as defined in section 7702A. Section 7702 also provides that if there is a reduction in benefits during the first 15 years after the life insurance contract is issued and there is a cash distribution as a result of that change, some or all of the distribution may be taxable. Because of these rules, we will monitor any additional premium payments or requested changes in the benefits under a Policy. If a premium payment or requested change would result in the Policy becoming a modified endowment contract or otherwise result in a taxable distribution, we will notify the Policy owner. In such a case, the payment will not be credited to the contract or the change will not be made until we have received verification from the Policy owner that such action should be taken.

                  Because of the limitations of the rules of sections 7702 and 7702A, it may not be advantageous to replace an existing life insurance contract that is not subject to these rules with a Policy described in this prospectus.

                  In addition to meeting the tests required by sections 7702 and 7702A, section 817(h) of the Code requires that the investments of separate accounts, such as the Variable Account, be adequately diversified. Beginning with any period for which a separate account is not adequately diversified, any variable life insurance contracts that are based upon that account are not treated as life insurance contracts for tax purposes.

                  Treasury Regulation 1.817-5 generally provides that a separate account will be considered adequately diversified only if:

                  o no more than 55% of the value of the total assets of the account is represented by any one (1) investment,

                  o no more than 70% of such value is represented by any two (2) investments,

                  o no more than 80% of such value is represented by any three (3) investments, and

                  o no more than 90% of such value is represented by any four (4) investments.

                  U.S. Treasury Securities are not subject to the diversification test for variable life insurance contracts; and, to the extent that separate accounts include such securities, somewhat less stringent requirements apply. We will monitor the investments in the variable account in order to ensure that it remains adequately diversified.

                  The following may have adverse tax consequences:

                  o  A total surrender or termination of the Policy by lapse;

                  o  A reduction in benefits;

                  o  A change in the specified amount;

                  o  Payment of additional premiums;

                  o  A policy loan;

                  o  A change in death benefit option;

                  o  A 1035 exchange;

                  o  The exchange of a Policy for a fixed-benefit policy; or

                  o  The collateral assignment or pledge of a Policy.

                  If the amount received by the policy owner upon surrender or termination plus total policy indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.

                  Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policy owner or beneficiary.

                  TAXATION OF THE COMPANY

                  We are taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income on the assets of the Variable Account are reinvested and taken into account in determining the value of accumulation units.

                  We do not expect to incur any federal income tax liability that would be chargeable directly to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, we determine that on a separate company basis such taxes may be incurred, we reserve the right to assess a charge for such taxes against the Variable Account.

                  We may also incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.

                  PARTIAL SURRENDERS

                  You may make a partial surrender at any time while the Policy is in force and during the lifetime of the Insured. The request must be in writing and you will be charged a $25 transaction fee. The amount of a partial surrender may not exceed 90% of the net accumulation value at the end of the valuation period in which the election becomes or would become effective. A partial surrender may not be less than $500.

                  o  Option B and C Policies (see "Death Benefit"):

                  A partial surrender will reduce the accumulation value, death benefit and specified amount. The specified amount and accumulation value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

                  o  For an Option A Policy (see "Death Benefit"):

                  A partial surrender will reduce the accumulation value and the death benefit, but it will not reduce the specified amount.

                  We will not allow the specified amount remaining in force after a partial surrender to be less than $50,000. We will not grant any request for a partial surrender that would reduce the specified amount below this amount. In addition, if, following the partial surrender and the corresponding decrease in the specified amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we may limit the decrease to the extent necessary to meet the federal tax law requirements.

                  If, at the time of a partial surrender, the net accumulation value is attributable to more than one funding option, we will deduct the $25 transaction charge from the amount paid from the values in each funding option, unless we agree otherwise with you.

                  POLICY LOANS

                  A policy loan requires that a loan agreement be executed and that the Policy be assigned to us. The loan may be for any amount up to 90% of the then current net accumulation value. The amount of a loan, together with subsequent accrued but not paid interest on the loan, becomes part of the "loan account value" (i.e. an amount equal to the sum of all unpaid Policy loans and loan interest). If Policy values are held in more than one funding option, withdrawals from each option will be made in proportion to the assets in each option at the time of the loan for transfer to the loan account, unless you instruct us otherwise, in writing, at the Corporate Variable Products Service Center.

                  Interest on loans will accrue at an annual rate of 5%, and net loan interest (interest charged less interest credited as described below) is payable once a year in arrears on each anniversary of the loan, or earlier upon full surrender or other payment of proceeds of a Policy. Any interest not paid when due becomes part of the loan and we will withdraw net interest proportionately from the values in each funding option.

                  We will credit interest on the loan account value. Our current practice is to credit interest at an annual rate equal to the interest rate charged on the loan minus:

                  o .95% (guaranteed not to exceed 1.2%) during first ten policy years,

                  o .45% (guaranteed not to exceed 1.2%) during policy years 11-15, and

                  o  .15% (guaranteed not to exceed 1.2%) annually thereafter.

                  In no case will the annual credited interest rate be less than 3.8%.

                  We will allocate repayments on the loan among the funding options according to current net premium payment allocations. However, we maintain the right to require that amounts loaned from the Fixed Account be allocated to the Fixed Account upon repayment. We will reduce the loan account value by the amount of any loan repayment.

                  A policy loan, whether or not repaid, will affect:

                  o  The proceeds payable upon the Insured's death, and

                  o  The accumulation value.

                  This is because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the accumulation value. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable, depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding.

                  DIRECTORS AND OFFICERS OF THE COMPANY

                  The following persons are our Directors and Principal Officers. The address of each is 280 Trumbull Street, Hartford, CT 06103. We or our affiliates have employed each for more than five years except for Mr. Storrer.

                  o Prior to May 2001, Mr. Storrer was Vice President of Liberty Mutual.

                                                            POSITIONS AND OFFICES
                           NAME                                WITH THE COMPANY
                  ------------------------    ----------------------------------------------
                  Harold W. Albert            Director
                  David M. Cordani            Senior Vice President, Chief Financial Officer
                                              and Director
                  Richard H. Forde            Senior Vice President and Director
                                              (Principal Executive Officer)
                  John R. Perlstein           Senior Vice President and Director
                                              (Chief Counsel)
                  W. Allen Schaffer, M.D.     Senior Vice President and Director
                  Scott A. Storrer            Senior Vice President and Director
                  Jean H. Walker              Senior Vice President and Director
                  Franklin C. Barlow          Assistant Vice President
                                              (Principal Accounting Officer)
                  James Yablecki              Assistant Vice President and Actuary
                                              (Principal Financial Officer)
                  Bach Mai T. Thai            Vice President and Treasurer
                  Susan L. Cooper             Corporate Secretary
                  Eugene T. Diebold           Secretary

                  DISTRIBUTION OF POLICIES

                  Licensed insurance agents will sell the Policies in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). We will distribute the Policies through our principal underwriter, Prudential Retirement Brokerage Services Inc., through its CIGNA Brokerage Services division, whose address is 280 Trumbull Street, Hartford, Connecticut.

                  Gross commissions paid by us on the sale of Policies will not exceed:

                  o First Policy Year: 40% of target premium, plus 3% of any premium payment in excess of target premium.

                  o Renewal: 3% of premium payments, plus 25% of any increase in target premium.

                  In addition, in New York and New Jersey we will pay annual renewal compensation of up to .10% of net accumulation value beginning in the second policy year.

                  CHANGES OF INVESTMENT POLICY

                  We may materially change the investment policy of the Variable Account. We must inform you and obtain all necessary regulatory approvals. We must submit any change to the various state insurance departments, which may disapprove it if deemed detrimental to the policy owners' interests or if it renders our operations hazardous to the public. If a policy owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. You must take this conversion by the later of:

                  o 60 days (6 months in Pennsylvania) from the date of the investment policy change, or

                  o 60 days (6 months in Pennsylvania) from the date you are informed of such change.

                  We will not require evidence of insurability for this conversion.

                  The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the Policy converted on the date of such conversion.

                  OTHER CONTRACTS ISSUED BY THE COMPANY

                  We presently and will, from time to time, offer other variable life insurance policies and variable annuity contracts with benefits which vary in accordance with the investment experience of a separate account of the Company.

                  STATE REGULATION

                  We are subject to the laws of Connecticut governing insurance companies and to regulation by the Connecticut Insurance Department. We file an annual statement in a prescribed form with the Insurance Department each year covering our operation for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Connecticut Insurance Department. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                  REPORTS TO POLICY OWNERS

                  We maintain Policy records and will mail to each policy owner, at the last known address of record, an annual statement showing the amount of the current death benefit, the accumulation value, the surrender value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each sub-account, and any loan account value.

                  We will also send you annual reports containing financial statements for the Variable Account and annual and semi-annual reports of the funds to the extent required by the 1940 Act. In addition, we will send you statements of significant transactions, such as changes in specified amount, changes in death benefit option, changes in future premium allocation, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement, and termination.

                  ADVERTISING

                  The Company is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect our financial strength or claims-paying ability.

                  The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals, or other parties that recommend the Company or the Policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                  LEGAL PROCEEDINGS

                  Connecticut General Life Insurance Company is a wholly-owned subsidiary of CIGNA Corporation ("CIGNA"). Various CIGNA entities are defendants in several proposed class action lawsuits brought in federal and state courts against the managed care industry alleging violations under one or more of the Employment Retirement Income Security Act ("ERISA"), the Racketeer Influenced and Corrupt Organizations Act ("RICO") and various state laws. A Florida federal court is handling this multi-district litigation, which included the federal cases Shane v. Humana, Inc., et al. (CIGNA subsidiaries added as defendants in August 2000) and Mangieri v. CIGNA Corporation (filed December 7, 1999 in the United States District Court for the Northern District of Alabama), as well as the Illinois state suit Kaiser and Corrigan v. CIGNA Corporation, et al. (class of health care providers certified on March 29, 2001). In January 2004, the Florida federal court approved a settlement agreement between the physician class and CIGNA, and dismissed all claims by class members against CIGNA. In February 2004, some class members filed a notice of appeal of the court's approval of the settlement. If affirmed on appeal, the settlement would resolve for the Company and the plaintiffs all physician claims reflected in the multi-district litigation.

                  The U.S. Attorney's Office for the Eastern District of Pennsylvania is investigating compliance with federal laws in connection with pharmaceutical companies' marketing practices and their impact on prices paid by the government to pharmaceutical companies for products under federal health programs. As part of this investigation, CIGNA is responding to subpoenas concerning contractual relationships between pharmaceutical companies and CIGNA's health care operations.

                  In late 2002, several purported class action lawsuits were filed against CIGNA and certain of its officers by individuals seeking to represent a class of purchasers of CIGNA securities from May 2, 2001 to October 24, 2002. The complaints allege, among other things, that the defendants violated Section 10(b) of, and Rule 10b-5 under, the Securities Exchange Act of 1934 by misleading CIGNA shareholders with respect to the Company's performance during the class period. Plaintiffs seek compensatory damages and attorneys' fees. In 2003, these suits were consolidated in the United States District Court for the Eastern District of Pennsylvania as In re CIGNA Corp. Securities Litigation. In January 2004, the court granted in part and denied in part defendants' motion to dismiss, and narrowed the scope of the case.

                  On November 7, 2002, a purported shareholder derivative complaint nominally on behalf of CIGNA was filed in the United States District Court for the Eastern District of Pennsylvania by Evelyn Hobbs. The complaint alleges breaches of fiduciary duty by CIGNA's directors, including, among other things, their "failure to monitor, investigate and oversee Cigna's management information system" and seeks compensatory and punitive damages. A similar complaint, filed on November 19, 2002 in the New Castle County (Delaware) Chancery Court by Jack Scott was dismissed by the plaintiff and refiled in the United States District Court for the Eastern District of Pennsylvania. The Hobbs and Scott cases are being coordinated in the United States District Court for the Eastern District of Pennsylvania by the same judge handling the In re CIGNA Corp. Securities Litigation.

                  In December 2002 and February 2003, purported class action lawsuits were filed against CIGNA and certain officers by individuals seeking to represent a class of participants in the CIGNA 401(k) Plan who allegedly suffered losses on investments in CIGNA stock from May 2, 2001 to the present. The complaints assert, among other things, that the same actions alleged in the shareholder suits violated ERISA. Plaintiffs seek compensatory damages, attorneys' fees and injunctive relief. In 2003, these actions were consolidated in the United States District Court for the Eastern District of Pennsylvania as In re CIGNA Corp. ERISA Litigation, and CIGNA has filed a motion to dismiss this case. The court has not certified a class in this matter.

                  On December 18, 2001, Janice Amara filed a purported class action lawsuit in the United States District Court for the District of Connecticut against CIGNA Corporation and the CIGNA Pension Plan on behalf of herself and other similarly situated participants in the CIGNA Pension Plan who earned certain Plan benefits prior to 1998. The plaintiffs allege, among other things, that the Plan violated ERISA by impermissibly conditioning certain post-1997 benefit accruals on the amount of pre-1998 benefit accruals, that these conditions are not adequately disclosed to plan participants, and that the Plan's cash balance formula discriminates against older employees. The plaintiffs were granted class certification on December 20, 2002, and seek equitable relief.

                  CIGNA is routinely involved in numerous claims, lawsuits, regulatory audits, investigations and other legal matters arising, for the most part, in the ordinary course of the business of administering and insuring employee benefit programs. An increasing number of claims are being made for substantial non-economic, extra-contractual or punitive damages. The outcome of litigation and other legal matters is always uncertain, and outcomes that are not justified by the evidence can occur. CIGNA believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously. Nevertheless, it is possible that resolution of one or more of the legal matters currently pending or threatened could result in losses material to CIGNA's consolidated results of operations, liquidity or financial condition.

                  EXPERTS

                  Legal matters in connection with the Policies described in this prospectus are being passed upon by Jeffrey S. Winer, Esq., Senior Counsel, CIGNA Investment Management, 280 Trumbull Street, Hartford, CT 06103, in the opinion filed as an exhibit to the Registration Statement given on his authority as an expert in these matters.

                  REGISTRATION STATEMENT

                  We have filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered by way of this prospectus. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of terms thereof, reference is made to such instruments as filed.

                  FINANCIAL STATEMENTS

                  The consolidated balance sheets of the Company and its subsidiaries as of December 31, 2003 and 2002 and related consolidated statements of income and retained earnings and cash flows for the years ended December 31, 2003, 2002, and 2001 may be found in the Statement of Additional Information. They should be considered only as bearing upon the ability of the Company to meet our obligations under the Policies.

                  The Statement of Assets and Liabilities of the Variable Account at December 31, 2003 and related Statements of Operations for the period ended December 31, 2003, 2002, and 2001 and Statements of Changes in Net Assets for the period ended December 31, 2003, 2002, and 2001 may also be found in the Statement of Additional Information. The Variable Account commenced operations on December 24, 1996.

TECHNICAL TERMS

ACCUMULATION UNIT: A unit of measure used to calculate the value of a sub-account.

ACCUMULATION VALUE: The sum of your interest in the Fixed Account value (see page 18), your interest in the Variable Account value (see page 18), and the loan account value.

CORRIDOR DEATH BENEFIT: The death benefit calculated as a percentage of the accumulation value, rather than by reference to the specified amount, to satisfy the Internal Revenue Service definition of "life insurance".

GRACE PERIOD: The 61-day period following a monthly anniversary day on which a Policy's net accumulation value is insufficient to cover the current monthly deduction. We will send a notice at least 31 days before the end of the grace period that the Policy will lapse without value unless we receive a sufficient payment (described in the notification letter).

MONTHLY ANNIVERSARY DAY: The day of the month, as shown in the Policy Specifications, when we make the monthly deduction; or, if that day is not a valuation day or is nonexistent for that month, the next valuation day.

NET ACCUMULATION VALUE:  The accumulation value less the loan account value.

SPECIFIED AMOUNT: The amount you choose which is used in determination of the death benefit and which you may increase or decrease as described in this prospectus. We exclude the additional insurance benefit from the specified amount when calculating charges and fees for the Policy and when calculating the target premium.

TARGET PREMIUM: The amount of premium on which we pay full commissions and deduct a higher premium charge. This amount is specified on the Policy Specifications page and varies based on the Insured's issue age, sex and specified amount and, if applicable, underwriting class. The premium charge applied to the premiums paid in the first ten policy years is higher on premium paid up to target premium and lower on premium paid above target premium.

VALUATION DAY: Every day on which accumulation units are valued. This will include any day on which the New York Stock Exchange is open, but not any day on which trading on the Exchange is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission, so that valuation or disposal of securities is not practicable.

VALUATION PERIOD: The period of time beginning on the day following the valuation day and ending on the next valuation day. A valuation period may be more than one day in length.

                   (THIS PAGE IS INTENTIONALLY LEFT BLANK)

A Statement of Additional Information is available from us without charge upon your request. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in those registration statements and the exhibits thereto. You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street N.W., Washington, D.C., 20549-0102. Please call the SEC at 202-942-8090 for further information. You may inspect and copy those registration statements and exhibits thereto at the SEC's public reference facilities at the above address, Room 1024, and at the SEC's Regional Offices, The Woolworth Building, 233 Broadway, New York, NY and 175 W. Jackson Boulevard, Suite 900, Chicago, IL. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE To the extent and only to the extent that any statement in a document incorporated by reference into this Prospectus is modified or superseded by a statement in this Prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Prospectus. The Annual Report on Form 10-K for the year ended December 31, 2002 previously filed by the Company with the SEC under the Exchange Act is incorporated by reference in this Prospectus. We will furnish you without charge a copy of any or all of the documents incorporated by reference in this Prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request.

HOW TO CONTACT US You can contact us by: calling our Corporate Variable Products Service Team toll free 1-800-932-0342 ext 24100 during our normal business hours, 8:00 a.m. EST to 5:00 p.m. EST, Monday through Friday or writing to us via regular mail at CIGNA, Corporate Variable Products Service Team, P.O. Box 2800, H141, Hartford, Connecticut 06104 OR for express mail CIGNA, Corporate Variable Products Service Team, 280 Trumbull Street, H14A, Hartford, Connecticut 06103. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02        [CIGNA logo]


HOME OFFICE LOCATION:             MAILING ADDRESS:
900 COTTAGE GROVE ROAD            CIGNA
BLOOMFIELD, CONNECTICUT 06152     CORPORATE VARIABLE PRODUCTS SERVICE CENTER
                                  P.O. BOX 2975, ROUTING H14A
                                  HARTFORD, CT 06104
                                  (860) 534-4100

----------------------------------------------------------------------------
      THE CORPORATE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY II
----------------------------------------------------------------------------

     This prospectus describes a flexible premium variable life insurance contract (the "Policy") offered by Connecticut General Life Insurance Company (the "Company", "we, us our/ours"). The primary purpose of the Policy is to provide life insurance protection. It is not similar to, nor should it be compared to, a systematic investment plan of a mutual fund. The Policy is not suitable as a short-term savings vehicle.

     Policy values and, in some cases, the death benefit, varies with the investment performance of the funding options you, the purchaser, select. You assume certain risks by investing in these Policies, including the risk of losing money. THIS POLICY OR CERTAIN OF ITS INVESTMENT OPTIONS MAY NOT BE AVAILABLE IN ALL JURISDICTIONS. VARIOUS RIGHTS AND BENEFITS MAY DIFFER BETWEEN JURISDICTIONS TO MEET APPLICABLE LAW AND/OR REGULATIONS.

     Corporations and other sponsoring groups purchasing these Policies may use them in executive benefit plans or to finance certain deferred compensation plans and post-retirement benefit programs.

     You may choose among the following mutual funds as underlying funding options:

THE ALGER AMERICAN FUND                                         JANUS ASPEN SERIES
Alger American MidCap Growth Portfolio - Class O Shares         Balanced Portfolio
Alger American Growth Portfolio - Class O Shares                Worldwide Growth Portfolio
CIGNA VARIABLE PRODUCTS GROUP                                   MFS(R) VARIABLE INSURANCE TRUST(SM)
TimesSquare VP Money Market Fund                                MFS Emerging Growth Series
TimesSquare VP Core Plus Bond Fund                              MFS Total Return Series
TimesSquare VP S&P 500 Index Fund
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST            PIMCO ADVISORS VIT
Templeton Foreign Securities Fund-Class 1                       OpCap Small Cap Portfolio
                                                                PIMCO VARIABLE INSURANCE TRUST
                                                                High Yield Portfolio
FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND                    SCUDDER INVESTMENTS VIT FUNDS
VIP Equity-Income Portfolio                                     Scudder EAFE(R) Equity Index Fund
GOLDMAN SACHS VARIABLE INSURANCE TRUST                          Scudder Small Cap Index Fund
Mid Cap Value Fund                                              VANGUARD(R) VARIABLE INSURANCE FUND
                                                                Small Company Growth Portfolio

     The Policy's Fixed Account credits interest to Policy values held in that account. We guarantee the amounts in the Fixed Account and payment of certain interest. Page 18 contains additional information on the Fixed Account.

     It may not be in your best interest to replace existing insurance with this Policy. Please read this prospectus, and the underlying mutual funds' prospectuses, to understand the Policy and the risks associated with each of the underlying mutual funds.

                 KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.
   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE.
                IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.
                        PROSPECTUS DATED: MAY 1, 2004

                   (THIS PAGE IS INTENTIONALLY LEFT BLANK)

                                              TABLE OF CONTENTS

                                          PAGE                                                           PAGE
                                          ----                                                           ----
Risk/Benefit Summary........................3             Full Surrenders.................................19
Annual Underlying Mutual Fund Expenses......5                   Deferral of Payment and Transfers.........19
Highlights..................................5             Lapse and Reinstatement.........................19
      Initial Choices.......................5             Lapse of a Policy...............................19
      Reductions............................6             Reinstatement of a Lapsed Policy................20
      Refunds...............................6             Policy Loans....................................20
The Company.................................7             Settlement Options..............................20
The Variable Account........................7             Additional Insurance Benefit....................20
      General...............................7             Joint and Survivorship Benefit..................20
      Substitution of Securities............7             Other Policy Provisions.........................21
      Voting Rights.........................8                   Issuance..................................21
      Fund Participation Agreements.........8                   Short-Term Right to Cancel the Policy.....21
The Funds...................................9             Policy Owner and Beneficiary....................21
Death Benefit...............................13            Changes of Policy Owner or Beneficiary..........22
      Death Benefit Options.................13            Right to Exchange for a Fixed Benefit
      Changes in Death Benefit Option.......13                  Policy....................................22
      Payment of Death Benefit..............14            Incontestability................................22
      Life Insurance Qualification Test.....14            Misstatement of Age.............................22
      Changes in Specified Amount...........14            Suicide.........................................22
Premium Payments; Transfers.................15            Nonparticipating Policies.......................22
      Premium Payments......................15            Additional Information..........................23
      Allocation of Net Premium Payments....15            Tax Matters.....................................23
      Transfers.............................16                  Taxation of the Policies..................23
      Market Timing.........................16                  Taxation of the Company...................24
Cost of Insurance Charges...................17                  Partial Surrenders........................25
The Fixed Account...........................18                  Policy Loans..............................25
Policy Values...............................18                  Directors and Officers of the Company.....26
      Accumulation Value....................18                  Distribution of Policies..................27
      Variable Accumulation Unit Value......18            Changes of Investment Policy....................27
      Surrender Value.......................19                  Other Contracts Issued by the Company.....27
Surrenders..................................19                  State Regulation..........................27
      Partial Surrenders....................19            Reports to Policy Owners........................28
      ......................................              Advertising.....................................28
      ......................................              Legal Proceedings...............................28
      ......................................              Experts.........................................29
      ......................................              Registration Statement..........................29


 You will find certain technical terms defined on page 30 of this Prospectus.

RISK/BENEFIT SUMMARY:  BENEFITS AND RISKS

The primary purpose of this Policy is to provide life insurance protection on the life of one individual or, if a joint and survivor option is elected, two individuals (joint and survivor - see page 20). Corporations and other sponsoring groups which buy Policies may use them in executive benefit plans or to finance certain deferred compensation plans and post-retirement benefit programs.

Policy values and, in some cases, the death benefit, vary with the investment performance of the funding options you, the purchaser, select. The funding options currently include the Company's Fixed Account and mutual funds with widely varying investment objectives and practices (see page 9). You may reallocate Policy values among the mutual fund from time to time. A comprehensive discussion of the risks of each of those mutual funds may be found in that fund's prospectus. Policy values based on the mutual funds' performance may rise or fall. You bear the risk of poor investment performance, and may lose money. If Policy values become less than the next monthly deduction for the cost of insurance, your Policy will lapse unless an additional premium is paid.

You do have the right under the Policy to take loans using the Policy values as collateral, or to withdraw Policy values in part or in full. However, a partial withdrawal of Policy values may not exceed 90% of the Policy's net accumulation value. So long as the Policy remains a "life insurance contract" for federal tax purposes under one of two tests you select when the Policy is issued, you may make premium payments in the amounts and at times you choose. You must select one of three death benefit options offered: a varying death benefit; a level death benefit; or a level plus return of premium death benefit (see page 13). You may change your selection at a later time.

This Policy is not suitable as a short-term investment vehicle. Our administrative and sales charges at Policy issuance and from premium payments are less readily recovered in the short term. This Policy is also unlike, and should not be compared to, systematic investment plans of mutual funds. We make daily charges for our mortality and expense risks to cover possible decreasing life expectancy and unexpected increases in our administrative costs. We also charge monthly for the "cost of insurance" - the risk that an insured will die and a death benefit will be paid. These charges and benefits do not apply to direct mutual fund investments.

Your Policy may become a modified endowment contract under federal tax law under certain circumstances. If these circumstances were to occur, loans and other pre-death distributions are includable in your gross income on an income first basis, and you may be subject to a 10% penalty (unless you have attained age 59 1/2). There could be significant adverse tax consequences if the policy should lapse or be surrendered when there are loans outstanding. You should consult with a tax adviser before taking steps that may affect whether your policy becomes a modified endowment policy. (See page 23)

RISK/BENEFIT SUMMARY:  FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value among investment options.

----------------------------------------------------------------------------------------------------------------------------
                                                      TRANSACTION FEES
----------------------------------------------------------------------------------------------------------------------------
               CHARGE                                          AMOUNT DEDUCTED                             WHEN CHARGE IS
                                                                                                              DEDUCTED
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on        6.5% for sales expenses, premium tax and other tax liabilities    From each premium
Premiums (Load)                                                                                          payment
                                       In addition,

                                       o    45% from each premium payment, up to the target premium,
                                            in the first policy year
                                       o    12% from each premium payment, up to the target premium,
                                            in policy years 2-10

                                       For increases in specified amount, other than through a
                                       change in the death benefit option, we deduct an additional
                                       25% of the premium payment(s) attributable to the increase in specified amount up to the increase in target premium, during the first 12 months after the increase.
----------------------------------------------------------------------------------------------------------------------------
Administrative Expense Fee             $175                                                              At Issue
----------------------------------------------------------------------------------------------------------------------------
Surrender Fees                         The lesser of $25 or 2% of the Accumulation Value                 For each partial
                                                                                                         surrender
----------------------------------------------------------------------------------------------------------------------------
Transfer Fees                          $25                                                               For fund transfers
                                                                                                         in excess of the
                                                                                                         free transfer limit
                                                                                                         described in the
                                                                                                         "Transfers" section
                                                                                                         of this Prospectus.
----------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio company fees and expenses.

----------------------------------------------------------------------------------------------------------------------------
                                 PERIODIC CHARGES OTHER THAN SUB-ACCOUNT OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------
                   CHARGE                                 AMOUNT DEDUCTED/DESCRIPTION OF COST               WHEN CHARGE IS
                                                                                                               DEDUCTED
----------------------------------------------------------------------------------------------------------------------------
Cost of Insurance(1)
----------------------------------------------------------------------------------------------------------------------------
         Minimum and Maximum Charge            $0.03 - 1.00                                                Monthly
         per $1,000 Net Amount at Risk
----------------------------------------------------------------------------------------------------------------------------
         Charge for a 50 Year Old Male         $0.09                                                       Monthly
         Non-smoker Insured per $1,000
         Net Amount at Risk
----------------------------------------------------------------------------------------------------------------------------
Maintenance Fee                                $8                                                          Monthly
----------------------------------------------------------------------------------------------------------------------------
Administrative Fees(2)                         Each day, 1/365 of the annual rate. The maximum annual      Daily
                                               rate is .30% of the average daily Policy values.
----------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Fees(3)                  Each day, 1/365 of the annual rate. The maximum annual      Daily
                                               rate is .90% of the average daily Policy values.
----------------------------------------------------------------------------------------------------------------------------
Net Loan Interest Rate                         1.2% per year                                               Each Policy
                                                                                                           Anniversary
                                                                                                           when a Policy
                                                                                                           loan is
                                                                                                           outstanding
----------------------------------------------------------------------------------------------------------------------------

1. Actual cost of insurance charges vary based upon the individual characteristics of the insured. The cost of insurance charge shown in the table may not be representative of the charge you will pay. Please contact our Corporate Variable Products Service Center to obtain more information about the cost of insurance charge that would apply to you.
2. The current annual rate is .10% of the average daily Policy values.
3. The current annual rate is .55% of the Policy values during policy years 1-15 and .15% of the Policy values thereafter.

ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES

The following table describes the underlying mutual fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the underlying mutual funds. More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund.

                                                                 Minimum                             Maximum
                                                                 -------                             -------
Total Annual Underlying Mutual Fund Operating Expenses            .25%                 --             1.00%

HIGHLIGHTS
                             This section is an overview of key Policy features. Regulations in your state may vary the provisions of your own Policy.

INITIAL CHOICES              When purchasing a Policy, you have four important
TO BE MADE                   choices to make:
                             1)   Selecting one of the three death benefit
                                  options;
                             2)   Selecting the amount of premium payments
                                  to make;
                             3)   Selecting how net premium payments will be
                                  allocated among the available funding
                                  options; and
                             4)   Selecting the life insurance qualification
                                  method to be used. (See page 14.)

LEVEL OR VARYING             The death benefit is the amount we pay to the
DEATH BENEFIT                beneficiary (ies) when the Insured dies. Before
                             we pay the death benefit, we subtract any outstanding loan account balances or outstanding amounts due. We calculate the death benefit payable as of the date on which the Insured died.

                             When you purchase your Policy, you must choose one of three death benefit options:

                             1) Option A -- a varying death benefit equal to the greater of: a) the specified amount plus the accumulation value; or b) the corridor death benefit.

                             2) Option B -- a level death benefit equal to the greater of: a) the specified amount; or b) the corridor death benefit.

                             3)   Option C -- a "return of premium" death
                                  benefit equal to the greater of: a) the
                                  specified amount plus the sum of the
                                  premiums paid; or b) the corridor death
                                  benefit.

AMOUNT OF                    When you apply for your Policy, you must decide
PREMIUM PAYMENT              how much premium to pay. You may change premium
                             payments within the limits described on page
                             15. However, your Policy might lapse if you don't pay enough premium to maintain a positive net accumulation value. If your Policy lapses because your monthly deduction is larger than the net accumulation value, you may reinstate your Policy. (See page 20.)

SELECTION OF                 You must choose the fund(s) in which you want
FUNDING VEHICLE(S)           to place your net premium payment(s). For each
                             fund, we maintain a separate sub-account which invests in shares of that fund. These fund sub-accounts make up the Variable Account (see page 10). A variable sub-account is not guaranteed and will increase or decrease in value according to the particular fund's investment performance. (See pages 18 and 19.)
                             You may also choose to place part or all of your net premium payment(s) into the Fixed
                             Account.

                             Your initial premium payment will be deposited in the CIGNA Variable Products Group's Money Market Fund during the Right-to-Examine Period as described in "Short-Term Right to Cancel the Policy". (See page 21.)

REDUCTIONS AND REFUNDS

------------------------------------------------------------------------------
REDUCTION OF                 Corporations or other groups or sponsoring
CHARGES                      organizations may buy Policies on a case basis.
                             We may reduce premium charges or any other charges where we expect that the amount or nature of the case will result in savings of sales, underwriting, administrative or other costs. Eligibility for and the amount of reduction will be determined by a number of factors, including:

                             o    Number of lives to be insured;
                             o    Total premium(s) expected to be paid;
                             o    Total assets you have under our
                                  management;
                             o The nature of the relationship among the insured individuals;
                             o    The purpose for which the Policies are
                                  being purchased;
                             o Expected persistency of the Policies as a whole; and
                             o    Any other circumstances we believe
                                  relevant to the expected reduction of our expenses.

                             Some reductions may be guaranteed. Other reductions may be subject to withdrawal or modification by us on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners.

------------------------------------------------------------------------------
REFUND OF PORTION OF         Surrenders during the first three policy years
PREMIUM CHARGES              will qualify for a refund of a portion of the
                             premium charges.

                             -------------------------------------------------
                                  SURRENDER               CREDIT
                                   DURING
                             -------------------------------------------------
                                                  100% of all premium charges
                             First Policy Year:   previously deducted in
                                                  excess of 3.5% of all
                                                  premiums paid.

                             -------------------------------------------------
                                                  50% of all premium charges
                             Second Policy Year:  previously deducted in
                                                  excess of 3.5% of all
                                                  premiums paid.


                             -------------------------------------------------
                                                  33% of all premium charges
                             Third Policy Year:   previously deducted in
                                                  excess of 3.5% of all
                                                  premiums paid.

------------------------------------------------------------------------------

THE COMPANY

                  The Company is a Connecticut life insurance company incorporated in 1865, located at 900 Cottage Grove Road, Hartford, Connecticut. Wholly owned by Connecticut General Corporation and, in turn, by CIGNA Holdings, Inc. and CIGNA Corporation, it is licensed to do business in all states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands.

                  The Company's Home Office mailing address is CIGNA, H14A, P.O. Box 2975, Hartford, Connecticut 06104. The telephone number is 860-534-4100.

THE VARIABLE
ACCOUNT

                  CG Corporate Insurance Variable Life Separate Account 02 ("Variable Account") is a "separate account" of the Company established pursuant to a February 23, 1996 resolution of our Board of Directors.

                  Under Connecticut law, the assets of the Variable Account attributable to the policies, though our property, are not chargeable with liabilities of any other business of the Company and are available first to satisfy our obligations under the Policies. The Variable Account income, gains, and losses are credited to or charged against the Variable Account without regard to our other income, gains, or losses. We do not guarantee the Variable Account's values and investment performance. All distributions made by the funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value.

                  The Variable Account is divided into sub-accounts, each of which is invested solely in the shares of one of the funds. On each valuation day, net premium payments allocated to the Variable Account will be invested in fund shares at net assets value, and monies necessary to pay for deductions, charges, transfers, and surrenders from the Variable Account are raised by selling shares of funds at net issue value.

                  The Variable Account is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve Commission supervision of the Variable Account or our management, investment practices, or policies.

                  We have other registered separate accounts which fund other variable life insurance policies and variable annuity contracts.

                  GENERAL

                  We can give you no assurance that the investment objective of any of the funds will be met. You will bear the complete investment risk for accumulation values allocated to a sub-account. Inherent investment risk varies significantly among the sub-accounts, but is present in each. You should read each fund's prospectus carefully and understand the funds' relative degrees of risk before making or changing investment choices. We impose some terms and conditions limiting such choices.

                  SUBSTITUTION OF SECURITIES

                  If the shares of any fund should no longer be available to the Variable Account or if, in our judgment, further investment in such shares should become inappropriate in view of the investment objectives of the Policies, we may substitute shares of another fund. We will make no substitution of securities in any sub-account without prior approval of the Commission and under such requirements as it may impose.

                  VOTING RIGHTS

                  We will vote the shares of each fund held in the Variable Account at special meetings of the shareholders of the particular Trust. We will follow written instructions received from persons having the voting interest in the Variable Account. We will vote the shares for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions. The Trusts do not hold regular meetings of shareholders.

                  The number of shares that you have a right to vote will be determined as of a date chosen by the appropriate Trust but not more than sixty (60) days prior to the meeting of that Trust. We will solicit voting instructions by written communication at least fourteen (14) days prior to the meeting.

                  Each fund's shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through our separate accounts and the separate accounts of other life insurance companies and, in some cases, qualified plans. The Trusts' managements do not see any disadvantage to you arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products, and with both ours and other life insurance companies' separate accounts. Nevertheless, the Trusts' boards intend to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, they should take in response. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices.

                  FUND PARTICIPATION AGREEMENTS

                  We have entered into agreements with various Trusts and their advisers or distributors. Under these agreements, we make the funds available under the policies and perform certain administrative services. In some cases, the advisers or distributors may compensate us for these services.

THE FUNDS

Each of the seventeen sub-accounts of the Variable Account currently offered under the Policies is invested solely in the shares of one of the seventeen funds now available as funding vehicles under the Policies. Each fund has a different investment objective. Each of the funds is a series of (Continued on Page 10.)

--------------------------------------------------------------------------------------------------------------
  Trusts, Investment Advisers, and Distributors                    Funds Available under the Policies

--------------------------------------------------------------------------------------------------------------
Alger American Fund ("Alger Trust")                 Alger American MidCap Growth Portfolio - Class O Shares
Managed by:
    Fred Alger Management, Inc.
    111 Fifth Avenue, 2nd Floor                     Alger American Growth Portfolio - Class O Shares
    New York, NY 10003
Distributed by:
    Fred Alger & Company, Incorporated
    30 Montgomery Street
    Jersey City, NJ 07302
--------------------------------------------------------------------------------------------------------------
CIGNA Variable Products Group ("CIGNA Group")       TimesSquare VP Money Market Fund
Managed by:
    TimesSquare Capital Management, Inc.            TimesSquare VP Core Plus Bond Fund
    280 Trumbull Street
    Hartford, CT 06103
Distributed by:                                     TimesSquare VP S&P 500 Index(R) Fund
    Prudential Retirement Brokerage Services
    Inc., through its CIGNA Brokerage
    Services division
    280 Trumbull Street
    Hartford, CT 06103
--------------------------------------------------------------------------------------------------------------
Scudder Investments VIT Funds                       Scudder VIT EAFE(R) Equity Index Fund
("Scudder VIT")
Managed by:
    Deutsche Asset Management, Inc.                 Scudder VIT Small Cap Index Fund
    345 Park Avenue
    New York, NY 10154
Distributed by:
    PFPC Distributors, Inc.
    760 Moore Road
    King of Prussia, PA 19406
--------------------------------------------------------------------------------------------------------------
Fidelity(R) Variable Insurance Products Fund        Fidelity VIP Equity-Income Portfolio
("Fidelity VIP")
Managed by:
    Fidelity Management & Research Company
    82 Devonshire Street
    Boston, MA 02109
Distributed by:
    Fidelity Distributors Corporation
    82 Devonshire Street
    Boston, MA  02109
--------------------------------------------------------------------------------------------------------------
Goldman Sachs Variable Insurance Trust              Mid Cap Value Fund
Managed by:
    Goldman Sachs Asset Management, L.P.
    32 Old Slip
    New York, NY 10005
Distributed by:
    Goldman, Sachs & Co.
    85 Broad Street
    New York, NY 10004
--------------------------------------------------------------------------------------------------------------

one of nine entities, all Massachusetts or Delaware business trusts. Each such entity is registered as a series of an open-end management investment company under the 1940 Act. These entities are collectively referred to in this prospectus as the "Trusts".

------------------------------------------------------------------------------
            Brief Description of Each Fund's Investment Objective

------------------------------------------------------------------------------

(MID CAP STOCKS) Seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

(LARGE CAP STOCKS) Seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources, and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of large companies. The portfolio considers a large company to have a market capitalization of $1 billion or greater.

------------------------------------------------------------------------------

(MONEY MARKET) Seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments.

(CORE PLUS BOND) Seeks as high a level of current income as is consistent with reasonable concern for safety of principal by investing primarily in a broad range of fixed income securities.

(LARGE CAP STOCKS) Seeks to achieve its objective of long-term growth of capital by attempting to replicate the composition and total return, reduced by fund expenses, of the Standard & Poor's 500 Composite Stock Price Index.

------------------------------------------------------------------------------

(INTERNATIONAL STOCKS) Seeks to replicate as closely as possible (before deduction of fund expenses) the total return of MSCI Europe, Australasia, Far East ("EAFE(R)") Index.

(SMALL CAP STOCKS) Seeks to replicate as closely as possible (before deduction of fund expenses) the total return of the Russell 2001 Small Stock Index.



------------------------------------------------------------------------------

(LARGE CAP STOCKS) Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's Composite Index of 500 Stocks.



------------------------------------------------------------------------------

(MID CAP STOCKS) Seeks long-term appreciation. Under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in a diversified portfolio of equity investments in mid-capitalization issuers within the range of the market capitalization of companies constituting the Russell Mid Cap Value Index at the time of investment.



------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
  Trusts, Investment Advisers, and Distributors                    Funds Available under the Policies

--------------------------------------------------------------------------------------------------------------
Janus Aspen Series ("Janus Aspen Series")           Janus Aspen Series Balanced Portfolio
Managed by:
    Janus Capital Management, LLC                   Janus Aspen Series Worldwide Growth Portfolio
    151 Detroit Street
    Denver, CO 80206
Distributed by:
    Janus Distributors, LLC
    151 Detroit Street
    Denver, CO 80206
--------------------------------------------------------------------------------------------------------------
MFS(R) Variable Insurance Trust ("MFS Trust")       MFS Emerging Growth Series
Managed by:
    Massachusetts Financial Services Company        MFS Total Return Series
    500 Boylston Street
    Boston, MA 02116
Distributed by:
    MFS Fund Distributors, Inc.
    500 Boylston Street
    Boston, MA 02116
--------------------------------------------------------------------------------------------------------------
PIMCO Variable Insurance Trust                      High Yield Portfolio
Managed by:
    Pacific Investment Management Company LLC
    840 Newport Center Drive
    Suite 300
    Newport Beach, California 92660
Distributed by:
    PIMCO Funds Distributors LLC
    2187 Atlantic Street
    Stamford, CT 06902
--------------------------------------------------------------------------------------------------------------
PIMCO Advisors VIT                                  OpCap Small Cap Portfolio
Managed by:
    OpCap Advisors LLC
    1345 Avenue of the  Americas
    New York, NY 10105
Distributed by:
    OCC Distributors LLC
    1345 Avenue of the Americas
    New York, NY 10105
--------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance               Templeton Foreign Securities Fund-Class 1
Products Trust ("Templeton Trust")                  (formerly Templeton International Securities Fund-Class 1)
Managed by:
    Templeton Investment Counsel, LLC
    Broward Financial Centre, Suite 2100
    Fort Lauderdale, FL 33394
Distributed by:
    Franklin Templeton Distributors, Inc.
    One Franklin Parkway
    San Mateo, CA 94403
--------------------------------------------------------------------------------------------------------------
Vanguard(R) Variable Insurance Fund                 Small Company Growth Portfolio
Managed by:
    The Vanguard Group
    PO Box 2900
    Valley Forge, PA 19482
Distributed by:
    The Vanguard Group
    PO Box 2900
    Valley Forge, PA 19482
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
            Brief Description of Each Fund's Investment Objective

------------------------------------------------------------------------------

(BALANCED) Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

(GLOBAL STOCKS) Seeks long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.



------------------------------------------------------------------------------

(LARGE CAP STOCKS) Seeks long-term growth of capital by investing primarily in common stocks of companies management believes to be early in their life cycle but which have the potential to become major enterprises or major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment.

(BALANCED OR TOTAL RETURN) Seeks primarily to obtain above average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide reasonable opportunity for growth of capital and income by investing in at least 40%, but no more than 75%, of its net assets in common stocks and related securities and at least 25% of its net assets in non-convertible fixed income securities.

------------------------------------------------------------------------------

(HIGH YIELD BONDS) Seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least B by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. Effective June 1, 2004, the High Yield Portfolio's quality guideline will change, permitting the Portfolio to invest in securities with lower-quality credit ratings. Under the new guidelines, the Portfolio will invest at least 80% of its assets in a diversified portfolio of high yield securities rated below investment grade but rated at least Caa (subject to a maximum of 5% of total assets in securities rated Caa) by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

------------------------------------------------------------------------------

(SMALL CAP STOCKS) Seeks capital appreciation through investments in a diversified portfolio of equity securities of companies with market capitalizations of under $2 billion at the time of purchase that the investment advisor believes are undervalued in the marketplace.



------------------------------------------------------------------------------

(INTERNATIONAL STOCKS) Seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.



------------------------------------------------------------------------------

(SMALL CAP STOCKS) Invests mainly in the stocks of smaller companies, which at the time of purchase typically have a market value of less than $1-$2 billion. These companies are considered by the Portfolio's advisers to have above-average prospects for growth, but often provide little or no dividend income.



------------------------------------------------------------------------------

We may make additional funds available from time to time.

DEATH BENEFIT

                  DEATH BENEFIT OPTIONS

                  We offer three different death benefit options. The amount payable under each is determined as of the date of the Insured's death. In this prospectus, "the Insured's death" means, for a joint and survivor policy, the death of the second Insured to die. (See page 20.) Option B will be in effect unless you elected Option A or Option C in your application for the Policy or unless a change has been allowed:

                  o Option A -- the death benefit will be the greater of the specified amount (a minimum of $50,000 as of the date of this prospectus) plus the accumulation value, or the corridor death benefit.

                  Option A provides a varying death benefit which increases or decreases over time, depending on the amount of premium you pay and the investment performance of the funds you choose.

                  o Option B -- the death benefit will be the greater of the specified amount or corridor death benefit.

                  Option B provides a level death benefit unless the corridor death benefit exceeds the specified amount.

                  o Option C -- the death benefit will be the greater of the specified amount plus the premium payments you make, or the corridor death benefit.

                  Option C provides a death benefit that increases based on premium payments.

                  Under each option the amount payable upon death will be the death benefit, reduced by partial surrenders and by the amount necessary to repay any loans in full.

                  CHANGES IN DEATH BENEFIT OPTION

                  We will allow a death benefit option change upon your written request to the Corporate Variable Products Service Center in a form satisfactory to us, subject to the following conditions:

                  o The change will take effect on the monthly anniversary day following the date of receipt of the request.

                  o No change in the death benefit option may reduce the specified amount below $50,000.

                  o For changes from Option B to Option A, the new specified amount will equal the death benefit less the accumulation value at the time of the change.

                  o For changes from Option B to Option C, the new specified amount will equal the death benefit less premiums paid at the time of the change.

                  o For changes from Option A to Option B, the new specified amount will equal the death benefit at the time of the change.

                  o For changes from Option A to Option C, the new specified amount will equal the death benefit less premiums paid at the time of the change.

                  o For changes from Option C to Option A, the new specified amount will equal the death benefit less the accumulation value at the time of the change.

                  o For changes from Option C to Option B, the new specified amount will equal the death benefit at the time of the change.

                  PAYMENT OF DEATH BENEFIT

                  We will compute the death benefit as of the date of the Insured's death. We will pay it in a lump sum within seven days after receipt at the Corporate Variable Products Service Center of due proof of the Insured's death (a certified copy of the death certificate(s)), unless you or the beneficiary have elected that all or a part of it be paid under one or more of any settlement options (see "Settlement Options") we may make available. We may delay payment of the death benefit if the Policy is being contested.

                  While the Insured is living, you may elect a settlement option, if available, for the beneficiary and deem it irrevocable by the beneficiary, or, you may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election.

                  If you assign the Policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay the beneficiary any excess death benefit due as elected.

                  LIFE INSURANCE QUALIFICATION TEST

                  A Policy must satisfy either of two tests in order to qualify as a life insurance contract for tax purposes under Section 7702 of the Internal Revenue Code of 1986, as amended ("the Code"). At the time of purchase, you must choose a Policy that uses either the guideline premium/cash value corridor test or the cash value accumulation test. You cannot change the selection of the test to be used after the Policy's issue date.

                  The guideline premium/cash value corridor test restricts the maximum premiums that you may pay into a life insurance policy for a specified death benefit. In addition, the death benefit must not be less than the applicable percentage of the cash surrender value, with the applicable percentage decreasing with age. Illustrative applicable percentages are as follows:

                  o   250% through attained age 40;

                  o   150% at attained age 55;

                  o   120% at attained age 65, and

                  o   101% at attained age 95 and above.

                  o The cash value accumulation test is met if, by the terms of the contract, the cash surrender value of the contract may not at any time exceed the net single premium that would have to be paid at that time to fund future benefits.

                  See also "Tax Matters" at page 23 of this prospectus.

                  CHANGES IN SPECIFIED AMOUNT

                  You may change the specified amount of a Policy by a written request to the Corporate Variable Products Service Center in a form satisfactory to us, subject to the following conditions:

                  o Satisfactory evidence of insurability and a supplemental application may be required to increase the specified amount.

                  o An increase in the specified amount, other than through a change in the death benefit option, will result in an additional 25% premium charge on premium payments attributable to the increase in specified amount up to the increase in target premium received during the 12 months following the increase.

                  o No decrease may reduce the specified amount to less than $50,000, or below the minimum required to maintain the Policy's status as life insurance under the Code.

PREMIUM
PAYMENTS;
TRANSFERS

                  PREMIUM PAYMENTS

                  The Policies provide for flexible premium payments. You select the frequency and amount of premium payments. The initial premium payment is due on the issue date and is payable in advance. The minimum payment is the amount necessary to maintain a positive net accumulation value. We reserve the right to decline any application or premium payment.

                  After the initial premium payment, you must send all premium payments directly to the Corporate Variable Products Service Center. They will be deemed received when they are actually received there.

                  You may increase, decrease, or change the frequency of premium payments.

                  PLANNED PREMIUMS are premium payments scheduled when a Policy is applied for.

                  ADDITIONAL PREMIUMS are any premium payments made ($500 minimum) in addition to planned premiums.

                  NET PREMIUM PAYMENTS are the balance of premium payments remaining after we deduct the premium charge.

                  PREMIUM INCREASES. At any time, you may increase planned premiums or pay additional premiums, but:

                  o We may request evidence of insurability if the additional premium or the new planned premium during the current policy year would increase the difference between the death benefit and the accumulation value. If we request satisfactory evidence of insurability and you do not provide it, we will refund the increase in premium without interest and without participation in any underlying funding options.

                  o The total of all premium payments may not exceed the then-current maximum premium limitations established by federal law for a policy to qualify as life insurance. If, at any time, a premium payment would result in total premium payments exceeding such maximum limitation, we will only accept that portion of the payment that will make total premiums equal to the maximum. We will return, or apply as otherwise agreed, any part of the premium payment in excess of that amount and no further premium payments will be accepted until allowed by the ten-current maximum premium limitations prescribed by law.

                  o If there is any policy indebtedness, we will use any additional net premium payments first as a loan repayment. Any excess will be applied as an additional net premium payment.

                  ALLOCATION OF NET PREMIUM PAYMENTS

                  When you purchase a Policy, you must decide how to allocate net premium payments among the sub-accounts and the Fixed Account. For each sub-account, we convert the net premium payment into "accumulation units". The number of accumulation units credited to the Policy is determined by dividing the net premium payment allocated to the sub-account by the value of the accumulation unit for the sub-account. See "Policy Value -- Accumulation Value; Variable Accumulation Unit Value" at page 18 of this prospectus.

                  During the Right-to-Examine Period, we will allocate the net premium payment to the CIGNA Variable Products Group's Money Market Fund of the Variable Account. Earnings will be credited from the later of the issue date or the date the premium payment was received. We will allocate the net premium payment directly to the sub-account(s) you selected after expiration of the Right-to-Examine Period as described under "Short-Term Right to Cancel the Policy" at page 21 of this prospectus.

                  Unless you direct us otherwise, we will allocate subsequent net premium payments on the same basis as the most recent previous net premium payment as of the next valuation period after each payment is received.

                  You may change the allocation for future net premium payments at any time free of charge, effective for premium payments made more than one week after we receive notice of the new allocation.

                  TRANSFERS

                  You may transfer values ($500 minimum) at any time from one sub-account to another. You may also transfer a portion of one or more sub-accounts to the Fixed Account within 30 days prior to each policy anniversary. The transfers will be effective as of the next valuation day after your request is received by the Corporate Variable Products Service Center in good order. The cumulative amount of transfers from the Fixed Account within any such 30-day period cannot exceed 20% of the Fixed Account value on the most recent policy anniversary. If the Fixed Account value as of any policy anniversary is less than $5,000, however, this condition will not apply. We may further limit transfers from the Fixed Account at any time.

                  Subject to the above restrictions, for any individual policy you own, you may make up to four transfers without charge in any policy year. If you own multiple policies, you may make up to 12 transfers without charge in any policy year provided that: 1) each transfer request applies to all policies you own and 2) each transfer request is identical for all such policies in relation to the sub-accounts affected. Any value remaining in the Fixed Account or a sub-account after a transfer must be at least $500. You must make transfers in writing unless we have previously approved other arrangements. A $25 charge will be imposed for each transfer in excess of the free transfer limit stated above.

                  Any transfer among the funds or to the Fixed Account will result in the crediting and cancellation of accumulation units based on the accumulation unit value next determined after your written request is received at the Corporate Variable Products Service Center. The Corporate Variable Products Service Center must receive transfer requests by 4:00 p.m. Eastern Time in order for them to be effective that day. Any transfer you make that causes the remaining value of the accumulation units for a sub-account to be less than $500 will result in the remaining accumulation units being cancelled and their value reallocated proportionally among the other funding options you chose. You should carefully consider current market conditions and each fund's investment policies and related risks before you allocate money to the sub-accounts. See pages 10-13 of this prospectus.

                  We may, at our sole discretion, waive minimum balance requirements on the sub-accounts.

                  MARKET TIMING

                  Overly frequent transfers or an attempt to engage in market timing may disrupt management of an underlying fund and raise its expenses, which can impair its performance. We do not market the Policy to individuals or entities for the purpose of engaging in market timing activity. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.

                  We reserve the right to refuse transfers, either for one Owner or a group of Owners, if we believe that: (a) excessive trading or a specific transfer request or group of transfer requests may have a detrimental effect on the accumulation unit value of an underlying fund or (b) we are informed by one or more of the underlying funds that the purchase or redemption of accumulation units is to be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental affect on the accumulation unit values of affected underlying fund.

                  Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

COST OF INSURANCE CHARGES

We make a monthly deduction from the net accumulation value for the Cost of Insurance and any charges for supplemental riders. The Cost of Insurance compensates us for the anticipated cost of paying death benefits in excess of the accumulation value. It depends on the attained age, years since issue and risk class (in accordance with state law) of the insured, and the current net amount at risk.

We determine the Cost of Insurance by subtracting the accumulation value at the previous monthly anniversary day from the death benefit at the previous monthly anniversary day, and multiplying the result (the net amount at risk) by the applicable Cost of Insurance rate as determined by the Company. We base the Policy's guaranteed maximum Cost of Insurance rates for standard risks, per $1,000 net amount at risk, on the 1980 Commissioners Standard Ordinary Mortality Tables, age nearest birthday.

We deduct these monthly charges proportionately from the value of each funding option. This is accomplished for the sub-accounts by canceling accumulation units and withdrawing the value of the cancelled accumulation units from each funding option in the same proportion as the respective value have to the net accumulation value. The monthly deductions are made on the monthly anniversary day.

THE FIXED
ACCOUNT

                  The Fixed Account is funded by the assets of our General Account. Amounts held in the Fixed Account will be credited with interest at rates we declare from time to time. The minimum rate that will be credited is the lesser of 4% per year or the prevailing 30-day Treasury Bill Rate as of the last day of the preceding calendar month.

                  The Fixed Account is made up of the general assets of the Company other than those allocated to any separate account. The Fixed Account is part of our General Account. Because of applicable exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (the "1933 Act"), and neither the Fixed Account nor our General Account has been registered under the 1940 Act. Therefore, neither the Fixed Account nor any interest therein is generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, we have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

POLICY VALUES

                  ACCUMULATION VALUE

                  Once a Policy has been issued, we credit each net premium payment allocated to a sub-account in the form of accumulation units representing the fund in which assets of that sub-account are invested. We do so at the end of the valuation period in which the premium is received at the Corporate Variable Products Service Center (or portion thereof allocated to a particular sub-account). We determine the number of accumulation units credited by dividing the net premium payment by the value of an accumulation unit next computed after its receipt. Since each sub-account has its own accumulation unit value, a policy owner who has elected a combination of funding options will have accumulation units credited from more than one source.

                  We determine the accumulation value of a Policy by:

                  a) multiplying the total number of accumulation units credited to the Policy for each applicable sub-account by its appropriate current accumulation unit value,
                  b) if a combination of sub-accounts is elected, totaling the resulting values, and
                  c) adding any values attributable to the General Account (i.e., the Fixed Account value and the loan account value).

                  The number of accumulation units we credit to a Policy will not be changed by any subsequent change in the value of an accumulation unit. Such value may vary from valuation period to valuation period to reflect the investment experience of the fund used in a particular sub-account.

                  The Fixed Account value reflects amounts allocated to the Fixed Account through payment of premiums or transfers from the Variable Account. The Fixed Account value is guaranteed; however, there is no assurance that the Variable Account value of the Policy will equal or exceed the net premium payments allocated to the Variable Account.

                  We will tell you at least annually how many accumulation units are credited to the Policy, the current accumulation unit values, and your interest in: (a) the Variable Account value, (b) the Fixed Account value, and (c) the loan account value.

                  Accumulation value will be affected by monthly deductions.

                  VARIABLE ACCUMULATION UNIT VALUE

                  We determine the value of a variable accumulation unit for any valuation period by multiplying that unit's value for the immediately preceding valuation period by the net investment factor for the current period for the appropriate sub-account.

                  We determine the net investment factor separately for each sub-account by dividing (a) by (b) and subtracting (c) from the results, where:

                  (a) Equals the net asset value per share of the fund held
                      in the sub-account at the end of a valuation period.

                      o plus the per share amount of any distribution declared by the fund if the "ex-dividend" date is during the valuation period;
                      o plus or minus taxes or provisions for taxes, if any, attributable to the operation of the sub-account during the valuation period.

                  (b) Equals the net asset value per share of the fund held
                      in the sub-account at the beginning of that valuation period.
                  (c) Equals the daily charges for mortality and expense
                      risk and for administrative expenses, multiplied by the number of days in the valuation period.

                  SURRENDER VALUE

                  The surrender value of a Policy is the amount you can receive in cash by surrendering the Policy. All or part of the surrender value may be applied to one or more of any settlement options that we might make available through a rider attached to the Policy.

SURRENDERS

                  PARTIAL SURRENDERS

                  You can make a partial surrender at any time by writing us at the Corporate Variable Products Service Center during the lifetime of the Insured and while the Policy is in force. We will charge a $25 transaction fee for any partial surrender. For more information, see the "Additional Information -- Partial Surrenders" section on page 25.

                  FULL SURRENDERS

                  You may make a full surrender at any time. We will pay the surrender value next computed after receiving your written request at the Corporate Variable Products Service Center in a form satisfactory to us. We usually pay any portion derived from the Variable Account within seven days of receipt of your request.

                  DEFERRAL OF PAYMENT AND TRANSFERS

                  We may postpone payment of the surrendered amount from the Variable Account when the New York Stock Exchange is closed and for such other periods as the Commission may require. We may defer payment or transfer from the Fixed Account for a period not greater than six months. If we exercise our right to defer such payments or transfers, interest will be added as required by law.

LAPSE AND
REINSTATEMENT

                  LAPSE OF A POLICY

                  A lapse occurs if a monthly deduction is greater than the net accumulation value and no payment to cover the monthly deduction is made within the grace period. We will send you a lapse notice at least 31 days before the grace period expires.

                  Depending on the investment performance of the funding options, the net accumulation value may be insufficient to keep this Policy in force, particularly if you have taken any loans or made any partial surrender. In that event, it may be necessary for you to make an additional premium payment.

                  REINSTATEMENT OF A LAPSED POLICY

                  You can apply for reinstatement at any time during the Insured's lifetime. To reinstate a Policy, we require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deduction plus 12 additional monthly deductions.

POLICY LOANS

                  You may take a loan against the Policy for up to 90% of the then current net accumulation value. A policy loan requires that you complete a loan agreement and assign the Policy to us. For more information on policy loans see the "Additional Information -- Policy Loans" section on page 25.

SETTLEMENT OPTIONS

                  We may pay proceeds in the form of settlement options through the addition of a rider. A settlement option may be selected:

                  o at the beneficiary's election upon the Insured's death, or

                  o   while the Insured is alive, upon your election.

                  You may request, in writing, to elect, change, or revoke a settlement option before payments begin. Your request must in a form satisfactory to us and will take effect upon its receipt at the Corporate Variable Products Service Center. After the first payment, all payments will be made on the first day of each month.

                  Examples of possible settlement options are:

                  o   FIRST OPTION -- Payments for a stated number of years.

                  o SECOND OPTION -- Payments for the lifetime of the payee, guaranteed for a specified number of months.

                  o THIRD OPTION -- Payment of interest annually on the sum left with us at a rate of at least 3% per year, and upon the payee's death the amount on deposit will be paid.

                  o FOURTH OPTION -- Installments of specified amounts payable until the proceeds with any interest thereon are exhausted.

                  o ADDITIONAL OPTIONS -- Policy proceeds may also be settled under any other method of settlement we offer at the time the request is made.

ADDITIONAL INSURANCE BENEFIT

                  We can issue the Policy with an additional insurance benefit as a portion of the total death benefit. The benefit provides annually renewable term insurance on the life of the Insured. We exclude this benefit from the specified amount when calculating the charges and fees for the Policy and when calculating the target premium.

                  We add the cost of the benefit to the monthly deduction. The cost is dependent on the attained age, years since issue, risk class and gender classification. We may adjust the monthly benefit rate from time to time, but the rate will never exceed the guaranteed Cost of Insurance rate for the benefit for that policy year.

                  The benefit allows you to increase the insurance protection under the Policy.

JOINT AND SURVIVORSHIP BENEFIT

                  We can issue the Policy with a joint and survivorship rider. The rider would enable us to issue the Policy on the lives of two Insureds and to pay the death benefit upon the death of the second of two Insureds to die. If you elect to add this benefit to your Policy, you should:

                  o interpret any reference in this prospectus to the "death of the Insured", or "the Insured's death", or similar context as "the death of the second of the two Insureds to die";

                  o interpret any discussions in this prospectus of the features of the Policy allowed "while the Insured is alive", or "during the lifetime of the Insured", or similar context as allowed "while at least one of the Insureds is alive".

                  Other sections of this prospectus that would be affected by the addition of this benefit are:

                  o Incontestability (see Page 22): The Policy or increase must be in force for two (2) years during the lifetime of each Insured.

                  o Misstatement of Age (see Page 22): By reason of the rider the provision relates to either Insured.

                  o Suicide (see Page 22): By reason of the rider the provision relates to either Insured.

                  The cost of the rider is reflected in the monthly Cost of Insurance rates. Those rates are based on the attained age, years since issue, risk class and gender classification of each person insured. We use an actuarial formula that reflects one-alive and both-alive probabilities to determine the Cost of Insurance rates. No other charges and fees for the Policy will change as a result of the addition of the joint and survivorship rider.

OTHER POLICY PROVISIONS

                  ISSUANCE

                  We will only issue a Policy upon receipt of satisfactory evidence of insurability and, generally, only where the Insured is below age 75.

                  SHORT-TERM RIGHT TO CANCEL THE POLICY

                  You may return a Policy for cancellation and a full refund of premium within 10 days after you receive it, unless state law is otherwise. We will hold the initial premium payment made when the Policy is issued in the CIGNA Variable Products Money Market Fund of the Variable Account. We will not allocate it to any other variable sub-accounts, even if you have so directed, until:

                  o the fifteenth day after we mail you the Policy, if the state law Right-to-Examine Period is 10 days after you receive the Policy.

                  o the twenty-fifth day after we mail the Policy to you if the state law Right-to-Examine Period is 20 days, or

                  o the thirty-fifth day after we mail the Policy to you if the state law Right-to-Examine Period is 30 days.

                  If you return the Policy for cancellation in a timely fashion, we will usually pay the refund of premiums, without interest, within seven days of your notice of cancellation. We may delay refund of premiums paid by check until the check clears.

                  POLICY OWNER AND BENEFICIARY

                  The policy owner and beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any. While the Insured is living, all rights in the Policy are vested in the policy owner.

                  If the policy owner is other than the Insured and dies before the Insured, the policy owners rights in the Policy belong to the policy owner's estate.

                  If any beneficiary predeceases the Insured, that beneficiary's interest passes to any surviving beneficiary(ies), unless otherwise provided. We will pay multiple beneficiaries in equal shares, unless otherwise provided. We will pay the death proceeds to the policy owner or the policy owner's executor(s), administrator(s), or assigns if no named beneficiary survives the Insured.

                  CHANGES OF POLICY OWNER OR BENEFICIARY

                  You may name a new policy owner or beneficiary(ies) while the Insured is living by written request on a form satisfactory to us. You must submit the form to the Corporate Variable Products Service Center where we will record it. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action we take before it was recorded. We may require that the Policy be submitted for endorsement before making a change of policy owner.

                  RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

                  You may, within the first two policy years, exchange the Policy for a flexible premium adjustable life insurance policy offered by our Corporate Insurance Department at that time. The benefits for the new policy will not vary with the investment experience of a separate account. You must elect the exchange within 24 months from the Policy's issue date. We will not require evidence of insurability for the exchange.

                  Under the new policy:

                  o The policy owner, the Insured, and the beneficiary will be the same as those under the exchanged Policy on the effective date of the exchange.

                  o The death benefit on the exchange date will not be more than the death benefit of the original Policy immediately prior to the exchange date.

                  o The issue date and issue age will be the same as that of the original Policy.

                  o The initial specified amount and any increases in specified amount will have the same rate class as those of the original Policy.

                  o Any indebtedness on the original Policy will be transferred.

                  INCONTESTABILITY

                  We will not contest payment of the death proceeds based on the initial specified amount after the Policy has been in force, during the Insured's lifetime, for two years from the date of issue. For any increase in specified amount requiring evidence of insurability, we will not contest payment of the death proceeds based on such an increase after it has been in force, during the Insured's lifetime, for two years from its effective date.

                  MISSTATEMENT OF AGE

                  We will adjust the death benefit and accumulation value if the Insured's age has been misstated. The adjustment process will recalculate all such benefits and values to the amount that would have been calculated using the rates that were in effect at the time of each monthly anniversary.

                  SUICIDE

                  If the Insured dies by suicide, while sane or insane, within two years from the issue date, we will pay no more than the sum of the premiums paid, less any indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, we will pay no more than a refund of the monthly charges for the cost of such additional benefit.

                  NONPARTICIPATING POLICIES

                  These are nonparticipating Policies on which no dividends are payable. These Policies do not share in our profits or surplus earnings.

ADDITIONAL INFORMATION

                  TAX MATTERS

                  The following discussion is general and is not intended as tax advice. You should consult counsel and other competent advisers for more complete information. This discussion is based on our understanding of federal income tax laws as the Internal Revenue Service currently interprets them. No representation is made as to the likelihood of continuation of these current laws and interpretations.

                  TAXATION OF THE POLICIES

                  For contracts issued after December 31, 1984, section 7702 of the Code provides a definition that must be met in order for the contract to qualify as a life insurance contract for federal tax purposes. Under this section, either a cash value test or a guideline premium/cash value corridor test must be satisfied. For contracts that meet the definition of section 7702, the income credited to the contract is not taxed until it is distributed; and, even then, it is only taxed to the extent that the amount distributed exceeds the investment in the contract. A policy loan is not treated as a distribution for this purpose. In addition, the death proceeds payable upon the death of the insured are excluded from the gross income of the beneficiary under section 101 of the Code. We will test Policies for compliance with section 7702 and retain the right to take whatever action is necessary, including the return of premiums, to ensure that the policies qualify as life insurance contracts. As a result, the federal taxation of a Policy should be the same as described above.

                  A life insurance contract issued on or after June 21, 1988, will become a modified endowment contract if the amount of premiums paid for the contract exceeds limits set out in section 7702A of the Code. Under these rules, a life insurance contract becomes a modified endowment contract if the total premiums paid during the first seven years exceed the amount that would have been paid if the contract provided for paid up benefits after seven level annual premiums. Generally, amounts distributed from a modified endowment contract, including amounts paid out as the result of a full surrender, a partial surrender, or a loan, are taxable to the extent that the cash value of the contract immediately before the distribution exceeds the investment in the contract. A collateral assignment or pledge of a modified endowment contract is also treated as a distribution for this purpose. In addition to the taxation of the distribution, a 10% tax penalty generally applies to the taxable portion of such distribution unless the policy owner is 59 1/2 years old or disabled when the distribution is made. The Policies offered by this prospectus may or may not be issued as modified endowment contracts, depending upon the wishes of the Policy owner. For those Policies that are not issued as modified endowment contracts, we will test them for compliance with section 7702A and retain the right to take whatever action is necessary, including the return of premiums, to ensure that the policies do not become modified endowment contracts.

                  A Policy may also become a modified endowment contract as the result of a reduction in benefits or a material change as defined in section 7702A. Section 7702 also provides that if there is a reduction in benefits during the first 15 years after the life insurance contract is issued and there is a cash distribution as a result of that change, some or all of the distribution may be taxable. Because of these rules, we will monitor any additional premium payments or requested changes in the benefits under a Policy. If a premium payment or requested change would result in the Policy becoming a modified endowment contract or otherwise result in a taxable distribution, we will notify the Policy owner. In such a case, the payment will not be credited to the contract or the change will not be made until we have received verification from the Policy owner that such action should be taken.

                  Because of the limitations of the rules of sections 7702 and 7702A, it may not be advantageous to replace an existing life insurance contract that is not subject to these rules with a Policy described in this prospectus.

                  In addition to meeting the tests required by sections 7702 and 7702A, section 817(h) of the Code requires that the investments of separate accounts, such as the Variable Account, be adequately diversified. Beginning with any period for which a separate account is not adequately diversified, any variable life insurance contracts that are based upon that account are not treated as life insurance contracts for tax purposes.

                  Treasury Regulation 1.817-5 generally provides that a separate account will be considered adequately diversified only if:

                  o no more than 55% of the value of the total assets of the account is represented by any one (1) investment,

                  o no more than 70% of such value is represented by any two (2) investments,

                  o no more than 80% of such value is represented by any three (3) investments, and

                  o no more than 90% of such value is represented by any four (4) investments.

                  U.S. Treasury Securities are not subject to the diversification test for variable life insurance contracts; and, to the extent that separate accounts include such securities, somewhat less stringent requirements apply. We will monitor the investments in the variable account in order to ensure that it remains adequately diversified.

                  The following may have adverse tax consequences:

                  o A total surrender or termination of the Policy by lapse;

                  o   A reduction in benefits;

                  o   A change in the specified amount;

                  o   Payment of additional premiums;

                  o   A policy loan;

                  o   A change in death benefit option;

                  o   A 1035 exchange;

                  o   The exchange of a Policy for a fixed-benefit policy;
                      or

                  o   The collateral assignment or pledge of a Policy.

                  If the amount received by the policy owner upon surrender or termination plus total policy indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.

                  Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policy owner or beneficiary.

                  TAXATION OF THE COMPANY

                  We are taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income on the assets of the Variable Account are reinvested and taken into account in determining the value of accumulation units.

                  We do not expect to incur any federal income tax liability that would be chargeable directly to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, we determine that on a separate company basis such taxes may be incurred, we reserve the right to assess a charge for such taxes against the Variable Account.

                  We may also incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.

                  PARTIAL SURRENDERS

                  You may make a partial surrender at any time while the Policy is in force and during the lifetime of the Insured. The request must be in writing and you will be charged a $25 transaction fee. The amount of a partial surrender may not exceed 90% of the net accumulation value at the end of the valuation period in which the election becomes or would become effective. A partial surrender may not be less than $500.

                  o   Option B and C Policies (see "Death Benefit"):

                  A partial surrender will reduce the accumulation value, death benefit and specified amount. The specified amount and accumulation value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

                  o   For an Option A Policy (see "Death Benefit"):

                  A partial surrender will reduce the accumulation value and the death benefit, but it will not reduce the specified amount.

                  We will not allow the specified amount remaining in force after a partial surrender to be less than $50,000. We will not grant any request for a partial surrender that would reduce the specified amount below this amount. In addition, if, following the partial surrender and the corresponding decrease in the specified amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we may limit the decrease to the extent necessary to meet the federal tax law requirements.

                  If, at the time of a partial surrender, the net accumulation value is attributable to more than one funding option, we will deduct the $25 transaction charge from the amount paid from the values in each funding option, unless we agree otherwise with you.

                  POLICY LOANS

                  A policy loan requires that a loan agreement be executed and that the Policy be assigned to us. The loan may be for any amount up to 90% of the then current net accumulation value. The amount of a loan, together with subsequent accrued but not paid interest on the loan, becomes part of the "loan account value" (i.e. an amount equal to the sum of all unpaid Policy loans and loan interest). If Policy values are held in more than one funding option, withdrawals from each option will be made in proportion to the assets in each option at the time of the loan for transfer to the loan account, unless you instruct us otherwise, in writing, at the Corporate Variable Products Service Center.

                  Interest on loans will accrue at an annual rate of 5%, and net loan interest (interest charged less interest credited as described below) is payable once a year in arrears on each anniversary of the loan, or earlier upon full surrender or other payment of proceeds of a Policy. Any interest not paid when due becomes part of the loan and we will withdraw net interest proportionately from the values in each funding option.

                  We will credit interest on the loan account value. Our current practice is to credit interest at an annual rate equal to the interest rate charged on the loan minus:

                  o .65% (guaranteed not to exceed 1.2%) during first policy years

                  o .55% (guaranteed not to exceed 1.2%) during policy years 2-15, and

                  o .05% (guaranteed not to exceed 1.2%) annually thereafter.

                  In no case will the annual credited interest rate be less than 3.8%.

                  We will allocate repayments on the loan among the funding options according to current net premium payment allocations. However, we maintain the right to require that amounts loaned from the Fixed Account be allocated to the Fixed Account upon repayment. We will reduce the loan account value by the amount of any loan repayment.

                  A policy loan, whether or not repaid, will affect:

                  o   The proceeds payable upon the Insured's death, and

                  o   The accumulation value.

                  This is because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the accumulation value. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable, depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding.

                  DIRECTORS AND OFFICERS OF THE COMPANY

                  The following persons are our Directors and Principal Officers. The address of each is 280 Trumbull Street, Hartford, CT 06103. We or our affiliates have employed each for more than five years except for Mr. Storrer.

                  o Prior to May 2001, Mr. Storrer was Vice President of Liberty Mutual.

                                                                                POSITIONS AND OFFICES
                                    NAME                                           WITH THE COMPANY
                  ---------------------------------------         ---------------------------------------------------
                  Harold W. Albert                                Director
                  David M. Cordani                                Senior Vice President, Chief Financial Officer
                                                                  and Director
                  Richard H. Forde                                Senior Vice President and Director
                                                                  (Principal Executive Officer)
                  John R. Perlstein                               Senior Vice President and Director
                                                                  (Chief Counsel)
                  W. Allen Schaffer, M.D.                         Senior Vice President and Director
                  Scott A. Storrer                                Senior Vice President and Director
                  Jean H. Walker                                  Senior Vice President and Director
                  Franklin C. Barlow                              Assistant Vice President
                                                                  (Principal Accounting Officer)
                  James Yablecki                                  Assistant Vice President and Actuary
                                                                  (Principal Financial Officer)
                  Bach Mai T. Thai                                Vice President and Treasurer
                  Susan L. Cooper                                 Corporate Secretary
                  Eugene T. Diebold                               Secretary

                  DISTRIBUTION OF POLICIES

                  Licensed insurance agents will sell the Policies in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). We will distribute the Policies through our principal underwriter, Prudential Retirement Brokerage Services Inc., through its CIGNA Brokerage Services division, whose address is 280 Trumbull Street, Hartford, Connecticut.

                  Gross commissions paid by us on the sale of Policies will not exceed:

                  o First Policy Year: 45% of target premium, plus 3% of any premium payment in excess of target premium.

                  o Policy Years 2 through 10: 15% of target premium, plus 3% of any premium payment in excess of target premium.

                  o Renewal: 3% of premium payments, plus 25% of any increase in target premium.

                  In addition, we will pay annual renewal compensation of up to .10% of net accumulation value beginning in the second policy year.

                  In addition, in New York and New Jersey we will pay annual renewal compensation of up to .10% of net accumulation value beginning in the second policy year.

                  CHANGES OF INVESTMENT POLICY

                  We may materially change the investment policy of the Variable Account. We must inform you and obtain all necessary regulatory approvals. We must submit any change to the various state insurance departments, which may disapprove it if deemed detrimental to the policy owners' interests or if it renders our operations hazardous to the public. If a policy owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. You must take this conversion by the later of:

                  o 60 days (6 months in Pennsylvania) from the date of the investment policy change, or

                  o 60 days (6 months in Pennsylvania) from the date you are informed of such change.

                  We will not require evidence of insurability for this conversion.

                  The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the death benefit of the Policy converted on the date of such conversion.

                  OTHER CONTRACTS ISSUED BY THE COMPANY

                  We presently and will, from time to time, offer other variable life insurance policies and variable annuity contracts with benefits which vary in accordance with the investment experience of a separate account of the Company.

                  STATE REGULATION

                  We are subject to the laws of Connecticut governing insurance companies and to regulation by the Connecticut Insurance Department. We file an annual statement in a prescribed form with the Insurance Department each year covering our operation for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Connecticut Insurance Department. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                  REPORTS TO POLICY OWNERS

                  We maintain Policy records and will mail to each policy owner, at the last known address of record, an annual statement showing the amount of the current death benefit, the accumulation value, the surrender value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each sub-account, and any loan account value.

                  We will also send you annual reports containing financial statements for the Variable Account and annual and semi-annual reports of the funds to the extent required by the 1940 Act. In addition, we will send you statements of significant transactions, such as changes in specified amount, changes in death benefit option, changes in future premium allocation, transfers among sub-accounts, premium payments, loans, loan repayments, reinstatement, and termination.

                  ADVERTISING

                  The Company is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect our financial strength or claims-paying ability.

                  The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals, or other parties that recommend the Company or the Policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

                  LEGAL PROCEEDINGS

                  Connecticut General Life Insurance Company is a wholly-owned subsidiary of CIGNA Corporation ("CIGNA"). Various CIGNA entities are defendants in several proposed class action lawsuits brought in federal and state courts against the managed care industry alleging violations under one or more of the Employment Retirement Income Security Act ("ERISA"), the Racketeer Influenced and Corrupt Organizations Act ("RICO") and various state laws. A Florida federal court is handling this multi-district litigation, which included the federal cases Shane v. Humana, Inc., et al. (CIGNA subsidiaries added as defendants in August 2000) and Mangieri v. CIGNA Corporation (filed December 7, 1999 in the United States District Court for the Northern District of Alabama), as well as the Illinois state suit Kaiser and Corrigan v. CIGNA Corporation, et al. (class of health care providers certified on March 29, 2001). In January 2004, the Florida federal court approved a settlement agreement between the physician class and CIGNA, and dismissed all claims by class members against CIGNA. In February 2004, some class members filed a notice of appeal of the court's approval of the settlement. If affirmed on appeal, the settlement would resolve for the Company and the plaintiffs all physician claims reflected in the multi-district litigation.

                  The U.S. Attorney's Office for the Eastern District of Pennsylvania is investigating compliance with federal laws in connection with pharmaceutical companies' marketing practices and their impact on prices paid by the government to pharmaceutical companies for products under federal health programs. As part of this investigation, CIGNA is responding to subpoenas concerning contractual relationships between pharmaceutical companies and CIGNA's health care operations.

                  In late 2002, several purported class action lawsuits were filed against CIGNA and certain of its officers by individuals seeking to represent a class of purchasers of CIGNA securities from May 2, 2001 to October 24, 2002. The complaints allege, among other things, that the defendants violated Section 10(b) of, and Rule 10b-5 under, the Securities Exchange Act of 1934 by misleading CIGNA shareholders with respect to the Company's performance during the class period. Plaintiffs seek compensatory damages and attorneys' fees. In 2003, these suits were consolidated in the United States District Court for the Eastern District of Pennsylvania as In re CIGNA Corp. Securities Litigation. In January 2004, the court granted in part and denied in part defendants' motion to dismiss, and narrowed the scope of the case.

                  On November 7, 2002, a purported shareholder derivative complaint nominally on behalf of CIGNA was filed in the United States District Court for the Eastern District of Pennsylvania by Evelyn Hobbs. The complaint alleges breaches of fiduciary duty by CIGNA's directors, including, among other things, their "failure to monitor, investigate and oversee Cigna's management information system" and seeks compensatory and punitive damages. A similar complaint, filed on November 19, 2002 in the New Castle County (Delaware) Chancery Court by Jack Scott was dismissed by the plaintiff and refiled in the United States District Court for the Eastern District of Pennsylvania. The Hobbs and Scott cases are being coordinated in the United States District Court for the Eastern District of Pennsylvania by the same judge handling the In re CIGNA Corp. Securities Litigation.

                  In December 2002 and February 2003, purported class action lawsuits were filed against CIGNA and certain officers by individuals seeking to represent a class of participants in the CIGNA 401(k) Plan who allegedly suffered losses on investments in CIGNA stock from May 2, 2001 to the present. The complaints assert, among other things, that the same actions alleged in the shareholder suits violated ERISA. Plaintiffs seek compensatory damages, attorneys' fees and injunctive relief. In 2003, these actions were consolidated in the United States District Court for the Eastern District of Pennsylvania as In re CIGNA Corp. ERISA Litigation, and CIGNA has filed a motion to dismiss this case. The court has not certified a class in this matter.

                  On December 18, 2001, Janice Amara filed a purported class action lawsuit in the United States District Court for the District of Connecticut against CIGNA Corporation and the CIGNA Pension Plan on behalf of herself and other similarly situated participants in the CIGNA Pension Plan who earned certain Plan benefits prior to 1998. The plaintiffs allege, among other things, that the Plan violated ERISA by impermissibly conditioning certain post-1997 benefit accruals on the amount of pre-1998 benefit accruals, that these conditions are not adequately disclosed to plan participants, and that the Plan's cash balance formula discriminates against older employees. The plaintiffs were granted class certification on December 20, 2002, and seek equitable relief.

                  CIGNA is routinely involved in numerous claims, lawsuits, regulatory audits, investigations and other legal matters arising, for the most part, in the ordinary course of the business of administering and insuring employee benefit programs. An increasing number of claims are being made for substantial non-economic, extra-contractual or punitive damages. The outcome of litigation and other legal matters is always uncertain, and outcomes that are not justified by the evidence can occur. CIGNA believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously. Nevertheless, it is possible that resolution of one or more of the legal matters currently pending or threatened could result in losses material to CIGNA's consolidated results of operations, liquidity or financial condition.

                  EXPERTS

                  Legal matters in connection with the Policies described in this prospectus are being passed upon by Jeffrey S. Winer, Esq., Senior Counsel, CIGNA Investment Management, 280 Trumbull Street, Hartford, CT 06103, in the opinion filed as an exhibit to the Registration Statement given on his authority as an expert in these matters.

                  REGISTRATION STATEMENT

                  We have filed a Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered by way of this prospectus. This prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of terms thereof, reference is made to such instruments as filed.

                  FINANCIAL STATEMENTS

                  The consolidated balance sheets of the Company and its subsidiaries as of December 31, 2003 and 2002 and related consolidated statements of income and retained earnings and cash flows for the years ended December 31, 2003, 2002, and 2001 may be found in the Statement of Additional Information. They should be considered only as bearing upon the ability of the Company to meet our obligations under the Policies.

                  The Statement of Assets and Liabilities of the Variable Account at December 31, 2003 and related Statements of Operations for the period ended December 31, 2003, 2002, and 2001 and Statements of Changes in Net Assets for the period ended December 31, 2003, 2002, and 2001 may also be found in the Statement of Additional Information. The Variable Account commenced operations on December 24, 1996.

TECHNICAL TERMS

ACCUMULATION UNIT: A unit of measure used to calculate the value of a sub-account.

ACCUMULATION VALUE: The sum of your interest in the Fixed Account value (see page 18), your interest in the Variable Account value (see page 18), and the loan account value.

CORRIDOR DEATH BENEFIT: The death benefit calculated as a percentage of the accumulation value, rather than by reference to the specified amount, to satisfy the Internal Revenue Service definition of "life insurance".

GRACE PERIOD: The 61-day period following a monthly anniversary day on which a Policy's net accumulation value is insufficient to cover the current monthly deduction. We will send a notice at least 31 days before the end of the grace period that the Policy will lapse without value unless we receive a sufficient payment (described in the notification letter).

MONTHLY ANNIVERSARY DAY: The day of the month, as shown in the Policy Specifications, when we make the monthly deduction; or, if that day is not a valuation day or is nonexistent for that month, the next valuation day.

NET ACCUMULATION VALUE:  The accumulation value less the loan account value.

SPECIFIED AMOUNT: The amount you choose which is used in determination of the death benefit and which you may increase or decrease as described in this prospectus. We exclude the additional insurance benefit from the specified amount when calculating charges and fees for the Policy and when calculating the target premium.

TARGET PREMIUM: The amount of premium on which we pay full commissions and deduct a higher premium charge. This amount is specified on the Policy Specifications page and varies based on the Insured's issue age, sex and specified amount and, if applicable, underwriting class. The premium charge applied to the premiums paid in the first ten policy years is higher on premium paid up to target premium and lower on premium paid above target premium.

VALUATION DAY: Every day on which accumulation units are valued. This will include any day on which the New York Stock Exchange is open, but not any day on which trading on the Exchange is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission, so that valuation or disposal of securities is not practicable.

VALUATION PERIOD: The period of time beginning on the day following the valuation day and ending on the next valuation day. A valuation period may be more than one day in length.

                   (THIS PAGE IS INTENTIONALLY LEFT BLANK)

A Statement of Additional Information is available from us without charge upon your request. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in those registration statements and the exhibits thereto. You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street N.W., Washington, D.C., 20549-0102. Please call the SEC at 202-942-8090 for further information. You may inspect and copy those registration statements and exhibits thereto at the SEC's public reference facilities at the above address, Room 1024, and at the SEC's Regional Offices, The Woolworth Building, 233 Broadway, New York, NY and 175 W. Jackson Boulevard, Suite 900, Chicago, IL. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE To the extent and only to the extent that any statement in a document incorporated by reference into this Prospectus is modified or superseded by a statement in this Prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Prospectus. The Annual Report on Form 10-K for the year ended December 31, 2002 previously filed by the Company with the SEC under the Exchange Act is incorporated by reference in this Prospectus. We will furnish you without charge a copy of any or all of the documents incorporated by reference in this Prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request.

HOW TO CONTACT US You can contact us by: calling our Corporate Variable Products Service Team toll free 1-800-932-0342 ext 24100 during our normal business hours, 8:00 a.m. EST to 5:00 p.m. EST, Monday through Friday or writing to us via regular mail at CIGNA, Corporate Variable Products Service Team, P.O. Box 2800, H141, Hartford, Connecticut 06104 OR for express mail CIGNA, Corporate Variable Products Service Team, 280 Trumbull Street, H14A, Hartford, Connecticut 06103. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

STATEMENT OF ADDITIONAL INFORMATION

CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE AND CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE II

The variable investment options under the Policy are issued by CG Corporate Insurance Variable Life Separate Account 02 and Connecticut General Life Insurance Company. The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940. The assets supporting the Fixed Account are maintained in Connecticut General Life Insurance Company's General Account.

TABLE OF CONTENTS

General Information about Connecticut General Life Insurance Company..........2
CG Corporate Insurance Variable Life Separate Account 02......................2
Principal Underwriter/Distributor.............................................2
Underwriting..................................................................3
CG Corporate Insurance Variable Life Separate Account Financial Statements....4
Connecticut General Life Insurance Company Consolidated Financial Statements..5










-------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. YOU SHOULD
READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE POLICY FOR WHICH IT RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO
CONNECTICUT GENERAL LIFE INSURANCE COMPANY, 280 TRUMBULL STREET, H14A, HARTFORD, CT 06104, OR TELEPHONE 860-534-4100.
-------------------------------------------------------------------------------


Date of Prospectus: May 1, 2004    Date of Statement of Additional Information:
CVULI/CVULII - SAI (05/2004)       May 1, 2004

GENERAL INFORMATION ABOUT CONNECTICUT GENERAL LIFE INSURANCE COMPANY

The Company is a Connecticut life insurance company incorporated in 1865, located at 900 Cottage Grove Road, Hartford, Connecticut. Wholly owned by Connecticut General Corporation and, in turn, by CIGNA Holdings, Inc. and CIGNA Corporation, it is licensed to do business in all states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands.

The Company's principal business mailing address is CIGNA, H14A, P.O. Box 2975, Hartford, Connecticut 06104. The telephone number is 860-534-4100.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02

CG Corporate Insurance Variable Life Separate Account 02 ("Variable Account") is a "separate account" of the Company established pursuant to a February 23, 1996 resolution of our Board of Directors. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

Under Connecticut law, the assets of the Variable Account attributable to the policies, though our property, are not chargeable with liabilities of any other business of the Company and are available first to satisfy our obligations under the Policies. The Variable Account income, gains, and losses are credited to or charged against the Variable Account without regard to our other income, gains, or losses. We do not guarantee the Variable Account's values and investment performance. All distributions made by the funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value.

The Variable Account is divided into sub-accounts, each of which is invested solely in the shares of one of the funds. On each valuation day, net premium payments allocated to the Variable Account will be invested in fund shares at net assets value, and monies necessary to pay for deductions, charges, transfers, and surrenders from the Variable Account are raised by selling shares of funds at net issue value.

The Variable Account is registered with The Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve Commission supervision of the Variable Account or our management, investment practices, or policies.

We have other registered separate accounts which fund other variable life insurance policies and variable annuity contracts.

PRINCIPAL UNDERWRITER/DISTRIBUTOR -PRUDENTIAL RETIREMENT BROKERAGE SERVICES, INC., THROUGH ITS CIGNA BROKERAGE SERVICES DIVISION

Prudential Retirement Brokerage Services, Inc., through its CIGNA Brokerage Services division ("CIGNA Brokerage Services") is the distributor and principal underwriter of the Policy described in the Prospectus and this Statement of Additional Information.

CIGNA Brokerage Services' principal business address is 280 Trumbull Street, Hartford, Connecticut 06103. CIGNA Brokerage Services is registered as a broker-dealer under the Securities and Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Policy is offered on a continuous basis. CIGNA Brokerage Services enters into distribution agreements with independent broker-dealers who are registered under the Exchange Act and with entities that may offer the Policy but are exempt from registration. Applications for the Policy are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, CIGNA Brokerage Services may offer the Policy directly to potential purchasers.

Gross commissions paid by us on the sale of Policies are as follows:

FOR CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE POLICIES:

Gross commissions paid by us on the sale of Policies will not exceed:

o First Policy Year: 40% of target premium, plus 3% of any premium payment in excess of target premium.

o Renewal: 3% of premium payments, plus 25% of any increase in target premium.

In addition, in New York and New Jersey we will pay annual renewal compensation of up to .10% of net accumulation value beginning in the second policy year.

FOR CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE II POLICIES:

Gross commissions paid by us on the sale of Policies will not exceed:

o First Policy Year: 45% of target premium, plus 3% of any premium payment in excess of target premium.

o Policy Years 2 through 10: 15% of target premium, plus 3% of any premium payment in excess of target premium.

o Renewal: 3% of premium payments, plus 25% of any increase in target premium.

In addition, we will pay annual renewal compensation of up to .10% of net accumulation value beginning in the second policy year.

In addition, in New York and New Jersey we will pay annual renewal compensation of up to .10% of net accumulation value beginning in the second policy year.

UNDERWRITING

We may underwrite amounts of insurance on any insured in excess of any guaranteed issue Amount to ascertain the insured's premium class.
Underwriting may be on a full or simplified basis. The monthly cost of insurance charge for an insured in a rated premium class may be assessed and flax extra monthly insurance charge or be modified by a risk factor.

Current Cost of Insurance rates are based on the attained age (nearest birthday), and premium class of the person. Guaranteed Cost of Insurance rates are based on the 1980 CSO Table B, smoker distinct.

If required by law, unisex rates will apply, and we will use a unisex variation of that table. If we use unisex rates, generally cost of insurance charges will increase for females and will decrease for males. Charges for substandard risk classes are based on a multiple of the table rates.

[PricewaterhouseCoopers letterhead]

                     REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of Connecticut General
Life Insurance Company and Participants of the
CG Corporate Insurance Variable Life Separate Account 02

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the portfolios constituting the CG Corporate Insurance Variable Life Separate Account 02, (hereafter referred to as the "Account") at December 31, 2003, and the results of its operations and the changes in its net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodians, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
February 18, 2004

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2003

                                                                                                       CIGNA Variable
                                                                                                       Products Group
                                              Alger American Portfolio Sub-Accounts                     Sub-Accounts
                                           ---------------------------------------------  -----------------------------------------
                                                                                          TimesSquare
                                                               MidCap          Small       Core Plus     TimesSquare    TimesSquare
                                             Growth            Growth      Capitalization     Bond       Money Market     S&P 500
                                           -----------       ----------    -------------- ------------    -----------  ------------
ASSETS:
Investment in variable insurance
 funds at fair value                       $ 7,071,404       $  542,916      $  375,732   $ 12,701,515    $ 7,341,589  $ 38,119,545
Receivable from Connecticut
 General Life Insurance Company                      -                -               -              -              -           -
                                           -----------       ----------      ----------   ------------    -----------  ------------
     Total net assets                      $ 7,071,404       $  542,916      $  375,732   $ 12,701,515    $ 7,341,589  $ 38,119,545
                                           -----------       ----------      ----------   ------------    -----------  ------------

Accumulation units outstanding -
 Contracts sold before May 1, 1998
 (RVUL 01)                                      16,999           20,131          34,393        329,137        340,195     1,901,737
Net asset value per accumulation unit      $  14.91239       $ 19.42323      $ 10.58441   $   13.14782    $  12.20592  $   14.00008

Accumulation units outstanding -
 Contracts sold after April 30, 1998
 (RVUL 02)                                     775,754           11,001           1,476        620,539        273,997     1,115,535
Net asset value per accumulation unit      $   8.78875       $ 13.80848      $  7.92811   $   13.49485    $  11.63953  $   10.30454
                                           -----------       ----------      ----------   ------------    -----------  ------------
Accumulation net assets                    $ 7,071,404       $  542,916      $  375,732   $ 12,701,515    $ 7,341,589  $ 38,119,545
                                           ===========       ==========      ==========   ============    ===========  ============



                                           Fidelity Variable Insurance
                                                   Products Fund
                                                   Sub-Accounts
                                           ---------------------------
                                              Equity-           High
                                              Income           Income
                                           -----------      ----------
ASSETS:
Investment in variable insurance
 funds at fair value                       $ 8,495,962      $  123,856
Receivable from Connecticut
 General Life Insurance Company                      -             -
                                           -----------      ----------
     Total net assets                      $ 8,495,962      $  123,856
                                           -----------      ----------

Accumulation units outstanding -
 Contracts sold before May 1, 1998
 (RVUL 01)                                      65,869           6,830
Net asset value per accumulation unit      $  14.86174      $ 10.15828

Accumulation units outstanding -
 Contracts sold after April 30, 1998
 (RVUL 02)                                     642,492           5,894
Net asset value per accumulation unit      $  11.69981      $  9.24248
                                           -----------      ----------
Accumulation net assets                    $ 8,495,962      $  123,856
                                           ===========      ==========



The Notes to the Financial Statements are an integral part of these statements.


CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2003

                                        Fidelity Variable
                                           Insurance
                                        Products Fund ll                      Janus Aspen Series
                                           Sub-Account     Goldman Sachs          Sub-Accounts
                                        -----------------  -------------     -----------------------
                                           Investment          MidCap
                                           Grade Bond          Value          Balanced    Worldwide
                                        -----------------  ------------      ----------  ------------
ASSETS:
Investment in variable insurance
 funds at fair value                      $  3,449,673     $  3,289,735      $  240,815  $  2,413,281
Receivable from Connecticut
 General Life Insurance Company                      -                -               -             -
                                          ------------     ------------      ----------  ------------
     Total net assets                     $  3,449,673     $  3,289,735      $  240,815  $  2,413,281
                                          ------------     ------------      ----------  ------------

Accumulation units outstanding -
 Contracts sold before May 1, 1998
 (RVUL 01)                                     223,206            1,315           7,741       113,357
Net asset value per accumulation unit     $   15.45511     $   13.28647      $  9.58634   $   3.77795

Accumulation units outstanding -
 Contracts sold after April 30, 1998
 (RVUL 02)                                           -          266,579          17,670        91,025
Net asset value per accumulation unit     $   14.02419     $   12.27502      $  9.42881   $   9.35407
                                          ------------     ------------      ----------  ------------
Accumulation net assets                   $  3,449,673     $  3,289,735      $  240,815   $ 2,413,281
                                          ============     ============      ==========   ===========



                                                                            Neuberger
                                             MFS Series  Sub-Accounts         Berman
                                           ----------------------------    ------------
                                             Emerging           Total
                                              Growth           Return      AMT Partners
                                           -----------      -----------    ------------
ASSETS:
Investment in variable insurance
 funds at fair value                       $   703,013      $   378,875     $        1
Receivable from Connecticut
 General Life Insurance Company                      -                -             (1)
                                           -----------      -----------     ----------
     Total net assets                      $   703,013      $   378,875     $        -
                                           -----------      -----------     ----------

Accumulation units outstanding -
 Contracts sold before May 1, 1998
 (RVUL 01)                                      24,575            3,665              -
Net asset value per accumulation unit      $  12.05629      $  16.13511     $  9.53865

Accumulation units outstanding -
 Contracts sold after April 30, 1998
 (RVUL 02)                                      52,820           26,020              -
Net asset value per accumulation unit      $   7.70030      $  12.28824     $ 10.39408
                                           -----------      -----------     ----------
Accumulation net assets                    $   703,013      $   378,875     $        -
                                           ===========      ===========     ==========


The Notes to the Financial Statements are an integral part of these statements.


CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2003

                                              OCC Accumulation Trust - Sub-Accounts           PIMCO
                                            ------------------------------------------  -------------------
                                                                                        Variable Investment
                                                                               Small         High Yield
                                              Equity          Managed           Cap            Fund
                                            ----------       ----------     ----------- ------------------
ASSETS:
Investment in variable insurance
 funds at fair value                        $   17,845       $   43,242     $ 1,303,743     $ 9,310,549
Receivable from Connecticut
 General Life Insurance Company                      -                -               -               -
                                            ----------       ----------     -----------     -----------
     Total net assets                       $   17,845       $   43,242     $ 1,303,743     $ 9,310,549
                                            ----------       ----------     -----------     -----------

Accumulation units outstanding -
 Contracts sold before May 1, 1998
 (RVUL 01)                                       1,343            3,136          68,412             559
Net asset value per accumulation unit       $ 13.28737       $ 13.16724     $  17.69104     $  12.83158

Accumulation units outstanding -
 Contracts sold after April 30, 1998
 (RVUL 02)                                           -              176           5,465         695,488
Net asset value per accumulation unit       $ 10.11455       $ 11.07853     $  17.10234     $  13.37676
                                            ----------       ----------     -----------     -----------
Accumulation net assets                     $   17,845       $   43,242     $ 1,303,743     $ 9,310,549
                                            ==========       ==========     ===========     ===========


                                                                                  Templeton
                                                                                  Variable
                                                                              Products Series
                                             Scudder VIT - Sub-Accounts       Fund Sub-Account   Vanguard Group
                                           -----------------------------      ----------------  -----------------
                                              EAFE(R)           Small           International   VIF Small Company
                                           Equity Index          Cap            Fund-Class l      Growth Fund
                                           ------------      -----------      ----------------  -----------------
ASSETS:
Investment in variable insurance
 funds at fair value                        $   34,292       $   421,072        $  4,849,428      $  4,035,883
Receivable from Connecticut
 General Life Insurance Company                      -                 -                   -                 -
                                            ----------       -----------        ------------      ------------
     Total net assets                       $   34,292       $   421,072        $  4,849,428      $  4,035,883
                                            ----------       -----------        ------------      ------------

Accumulation units outstanding -
 Contracts sold before May 1, 1998
 (RVUL 01)                                       3,283             2,633              91,330            35,177
Net asset value per accumulation unit       $  8.13941       $  13.85760        $   12.43456      $   13.64972

Accumulation units outstanding -
 Contracts sold after April 30, 1998
 (RVUL 02)                                       1,073            29,392             362,717           259,490
Net asset value per accumulation unit       $  7.05522       $  13.08469        $   10.23878      $   13.70275
                                            ----------       -----------        ------------      ------------
Accumulation net assets                     $   34,292       $   421,072        $  4,849,428      $  4,035,883
                                            ==========       ===========        ============      ============



The Notes to the Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                  CIGNA Variable
                                                                                                  Products Group
                                           Alger American Portfolio Sub-Accounts                   Sub-Accounts
                                        --------------------------------------------  ----------------------------------------
                                                                                      TimesSquare
                                                          MidCap          Small        Core Plus     TimesSquare   TimesSquare
                                           Growth         Growth      Capitalization     Bond        Money Market    S&P 500
                                        -----------      ---------    --------------  -----------    ------------ ------------
INVESTMENT INCOME:
Dividends                               $         -      $       -      $       -      $ 816,281      $  54,720   $   698,208

EXPENSES:
Mortality and expense risk                   35,444          5,103          2,690         78,754         53,998       245,406
Administrative charges                        6,239            662            324         11,849          6,809        32,167
                                        -----------      ---------      ---------      ---------      ---------   -----------
    Net investment gain (loss)              (41,683)        (5,765)        (3,014)       725,678         (6,087)      420,635
                                        -----------      ---------      ---------      ---------      ---------   -----------


NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from
  portfolio sponsors                              -              -              -              -              -       420,142
Net realized gain (loss) on share
  transactions                               44,986       (197,491)       (58,949)        37,787              -        99,658
                                        -----------      ---------      ---------      ---------      ---------   -----------
   Net realized gain (loss)                  44,986       (197,491)       (58,949)        37,787              -       519,800
Change in net unrealized gain (loss)      1,796,639        451,661        173,441        (82,844)           (87)    6,966,898
                                        -----------      ---------      ---------      ---------      ---------   -----------
    Net realized and unrealized
      gain (loss) on investments          1,841,625        254,170        114,492        (45,057)           (87)    7,486,698
                                        -----------      ---------      ---------      ---------      ---------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                       $ 1,799,942      $ 248,405      $ 111,478      $ 680,621      $  (6,174)  $ 7,907,333
                                        ===========      =========      =========      =========      =========   ===========



                                                                        Fidelity Variable
                                         Fidelity Variable Insurance        Insurance
                                                 Products Fund           Products Fund II
                                                 Sub-Accounts               Sub-Account      Goldman Sachs
                                        ----------------------------    -----------------    -------------
                                           Equity-            High           Investment          MidCap
                                           Income            Income          Grade Bond          Value
                                        -----------        ---------    -----------------    -------------
INVESTMENT INCOME:
Dividends                               $   122,662        $  11,528         $  138,547       $   25,774

EXPENSES:
Mortality and expense risk                   41,056              924             30,056           14,667
Administrative charges                        7,019              128              3,555            2,679
                                        -----------        ---------         ----------       ----------
    Net investment gain (loss)               74,587           10,476            104,936            8,428
                                        -----------        ---------         ----------       ----------


NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from
  portfolio sponsors                              -                -             48,748           33,832
Net realized gain (loss) on share
  transactions                               18,524          (40,272)            10,486             (723)
                                        -----------        ---------         ----------       ----------
   Net realized gain (loss)                  18,524          (40,272)            59,234           33,109
Change in net unrealized gain (loss)      1,776,615           60,633            (17,996)         634,000
                                        -----------        ---------         ----------       ----------
    Net realized and unrealized
      gain (loss) on investments          1,795,139           20,361             41,238          667,109
                                        -----------        ---------         ----------       ----------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                       $ 1,869,726        $  30,837         $  146,174       $  675,537
                                        ===========        =========         ==========       ==========



The Notes to the Financial Statements are an integral part of these statements.



CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                             Janus Aspen Series                                      Neuberger
                                                Sub-Accounts            MFS Series Sub-Accounts       Berman
                                           -----------------------      ------------------------    ------------
                                                                        Emerging         Total
                                           Balanced      Worldwide       Growth          Return     AMT Partners
                                           --------      ---------      ---------       --------    ------------
INVESTMENT INCOME:
Dividends                                  $  6,035      $  27,534      $       -       $ 16,899       $     -

EXPENSES:
Mortality and expense risk                    1,962         19,903          7,055          4,007             6
Administrative charges                          291          2,618            972            574             1
                                           --------      ---------      ---------       --------       -------
    Net investment gain (loss)                3,782          5,013         (8,027)        12,318            (7)
                                           --------      ---------      ---------       --------       -------


NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from
  portfolio sponsors                              -              -              -              -             -
Net realized gain (loss) on share
  transactions                                7,704       (765,167)      (459,012)       (15,959)       (1,542)
                                           --------      ---------      ---------       --------       -------
   Net realized gain (loss)                   7,704       (765,167)      (459,012)       (15,959)       (1,542)
Change in net unrealized gain (loss)         25,177      1,290,687        722,208         80,180         1,510
                                           --------      ---------      ---------       --------       -------
    Net realized and unrealized
      gain (loss) on investments             32,881        525,520        263,196         64,221           (32)
                                           --------      ---------      ---------       --------       -------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                          $ 36,663      $ 530,533      $ 255,169       $ 76,539       $   (39)
                                           ========      =========      =========       ========       =======



                                           OCC Accumulation Trust - Sub-Accounts         PIMCO
                                           --------------------------------------  -------------------
                                                                                   Variable Investment
                                                                          Small        High Yield
                                            Equity        Managed          Cap             Fund
                                           --------       --------      ---------  -------------------
INVESTMENT INCOME:
Dividends                                  $  3,774       $  1,213      $     699      $   618,909

EXPENSES:
Mortality and expense risk                    2,078            552          9,834           46,794
Administrative charges                          252             67          1,200            8,484
                                           --------       --------      ---------      -----------
    Net investment gain (loss)                1,444            594        (10,335)         563,631
                                           --------       --------      ---------      -----------


NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from
  portfolio sponsors                              -              -              -                -
Net realized gain (loss) on share
  transactions                              (32,389)           945        (50,036)          18,495
                                           --------       --------      ---------      -----------
   Net realized gain (loss)                 (32,389)           945        (50,036)          18,495
Change in net unrealized gain (loss)         88,480         10,877        473,046        1,101,244
                                           --------       --------      ---------      -----------
    Net realized and unrealized
      gain (loss) on investments             56,091         11,822        423,010        1,119,739
                                           --------       --------      ---------      -----------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                          $ 57,535       $ 12,416      $ 412,675      $ 1,683,370
                                           ========       ========      =========      ===========


The Notes to the Financial Statements are an integral part of these statements.



CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                          Templeton
                                                                          Variable
                                                                       Products Series
                                         Scudder VIT - Sub-Accounts    Fund Sub-Account     Vanguard Group
                                         --------------------------    ----------------   -----------------
                                            EAFE(R)        Small        International     VIF Small Company
                                         Equity Index       Cap          Fund-Class I        Growth Fund
                                         ------------    ----------    ----------------   -----------------
INVESTMENT INCOME:
Dividends                                  $  1,382      $   3,433       $    68,120         $       623

EXPENSES:
Mortality and expense risk                      211          1,851            22,272              16,849
Administrative charges                           29            319             3,676               3,023
                                           --------      ---------       -----------         -----------
    Net investment gain (loss)                1,142          1,263            42,172             (19,249)
                                           --------      ---------       -----------         -----------



NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from
  portfolio sponsors                              -              -                 -                   -
Net realized gain (loss) on share
  transactions                                  108          8,079             4,382               3,840
                                           --------      ---------       -----------         -----------
   Net realized gain (loss)                     108          8,079             4,382               3,840
Change in net unrealized gain (loss)          7,750        113,166         1,026,158           1,037,532
                                           --------      ---------       -----------         -----------
    Net realized and unrealized
      gain (loss) on investments              7,858        121,245         1,030,540           1,041,372
                                           --------      ---------       -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                          $  9,000      $ 122,508       $ 1,072,712         $ 1,022,123
                                           ========      =========       ===========         ===========



The Notes to the Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                     CIGNA Variable
                                                                                                     Products Group
                                            Alger American Portfolio Sub-Accounts                     Sub-Accounts
                                        --------------------------------------------- -------------------------------------------
                                                                                       TimesSquare
                                                          MidCap           Small        Core Plus      TimesSquare    TimesSquare
                                           Growth         Growth       Capitalization      Bond        Money Market     S&P 500
                                        -----------    -----------     -------------- ------------    -------------  ------------
OPERATIONS:
Net investment gain (loss)              $   (41,683)   $    (5,765)      $  (3,014)   $    725,678    $     (6,087)  $    420,635
Net realized gain (loss)                     44,986       (197,491)        (58,949)         37,787               -        519,800
Change in net unrealized
  gain (loss)                             1,796,639        451,661         173,441         (82,844)            (87)     6,966,898
                                        -----------    -----------       ---------    ------------    ------------   ------------
    Net increase (decrease) in net
      assets from operations              1,799,942        248,405         111,478         680,621          (6,174)     7,907,333
                                        -----------    -----------       ---------    ------------    ------------   ------------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                      2,076,344         66,009          37,737       1,671,380       5,961,087      2,657,061
Participant transfers, net                  149,105         62,147         (40,878)        899,801      (4,883,067)     2,779,341
Participant withdrawals                    (871,355)      (463,042)        (24,210)     (1,388,539)     (4,756,396)    (2,839,199)
                                        -----------    -----------       ---------    ------------    ------------   ------------
    Net increase (decrease) from
      participant transactions            1,354,094       (334,886)        (27,351)      1,182,642      (3,678,376)     2,597,203
                                        -----------    -----------       ---------    ------------    ------------   ------------

      Total increase (decrease) in
        net assets                        3,154,036        (86,481)         84,127       1,863,263      (3,684,550)    10,504,536

NET ASSETS:
Beginning of period                       3,917,368        629,397         291,605      10,838,252      11,026,139     27,615,009
                                        -----------    -----------       ---------    ------------    ------------   ------------
End of period                           $ 7,071,404     $  542,916       $ 375,732    $ 12,701,515    $  7,341,589   $ 38,119,545
                                        ===========     ==========       =========    ============    ============   ============



                                                                           Fidelity Variable
                                         Fidelity Variable Insurance          Insurance
                                                 Products Fund             Products Fund II
                                                 Sub-Accounts                 Sub-Account
                                       ------------------------------      -----------------
                                          Equity-             High            Investment
                                          Income             Income           Grade Bond
                                       ------------        ----------      -----------------
OPERATIONS:
Net investment gain (loss)             $     74,587        $   10,476        $   104,936
Net realized gain (loss)                     18,524           (40,272)            59,234
Change in net unrealized
  gain (loss)                             1,776,615            60,633            (17,996)
                                       ------------        ----------        -----------
    Net increase (decrease) in net
      assets from operations              1,869,726            30,837            146,174
                                       ------------        ----------        -----------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                      2,308,477                (4)                (1)
Participant transfers, net                  398,421           (13,965)          (153,040)
Participant withdrawals                    (614,910)          (36,995)           (72,256)
                                       ------------        ----------        -----------
    Net increase (decrease) from
      participant transactions            2,091,988           (50,964)          (225,297)
                                       ------------        ----------        -----------

      Total increase (decrease) in
        net assets                        3,961,714           (20,127)           (79,123)

NET ASSETS:
Beginning of period                       4,534,248           143,983          3,528,796
                                       ------------        ----------        -----------
End of period                          $  8,495,962        $  123,856        $ 3,449,673
                                       ============        ==========        ===========




The Notes to the Financial Statements are an integral part of these statements.



CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                             Janus Aspen Series
                                       Goldman Sachs            Sub-Accounts             MFS Series Sub-Accounts
                                       -------------     --------------------------      ------------------------
                                           MidCap                                         Emerging        Total
                                           Value         Balanced        Worldwide         Growth         Return
                                       -------------     ---------      -----------      ---------      ---------
OPERATIONS:
Net investment gain (loss)              $     8,428      $   3,782      $     5,013      $  (8,027)     $  12,318
Net realized gain (loss)                     33,109          7,704         (765,167)      (459,012)       (15,959)
Change in net unrealized
  gain (loss)                               634,000         25,177        1,290,687        722,208         80,180
                                        -----------      ---------      -----------      ---------      ---------
    Net increase (decrease) in
      net assets from operations            675,537         36,663          530,533        255,169         76,539
                                        -----------      ---------      -----------      ---------      ---------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                      1,003,931         60,703          268,743        227,310         68,235
Participant transfers, net                  280,277         28,220         (448,401)      (329,892)          (924)
Participant withdrawals                    (151,947)      (118,462)        (672,507)      (356,799)      (638,647)
                                        -----------      ---------      -----------      ---------      ---------
    Net increase (decrease) from
      participant transactions            1,132,261        (29,539)        (852,165)      (459,381)      (571,336)
                                        -----------      ---------      -----------      ---------      ---------

      Total increase (decrease) in
        net assets                        1,807,798          7,124         (321,632)      (204,212)      (494,797)

NET ASSETS:
Beginning of period                       1,481,937        233,691        2,734,913        907,225        873,672
                                        -----------      ---------      -----------      ---------      ---------
End of period                           $ 3,289,735      $ 240,815      $ 2,413,281      $ 703,013      $ 378,875
                                        ===========      =========      ===========      =========      =========


                                           Neuberger
                                            Berman         OCC Accumulation Trust - Sub-Accounts           PIMCO
                                         ------------   ------------------------------------------  -------------------
                                                                                                    Variable Investment
                                                                                          Small         High Yield
                                         AMT Partners     Equity           Managed         Cap             Fund
                                         ------------   ----------        ---------    -----------  -------------------
OPERATIONS:
Net investment gain (loss)                 $     (7)    $    1,444        $     594    $   (10,335)     $   563,631
Net realized gain (loss)                     (1,542)       (32,389)             945        (50,036)          18,495
Change in net unrealized
  gain (loss)                                 1,510         88,480           10,877        473,046        1,101,244
                                           --------     ----------        ---------    -----------      -----------
    Net increase (decrease) in
      net assets from operations                (39)        57,535           12,416        412,675        1,683,370
                                           --------     ----------        ---------    -----------      -----------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                              1         56,198                -         34,221        3,041,454
Participant transfers, net                   (3,253)      (290,843)               -         29,654          282,176
Participant withdrawals                        (330)       (38,209)         (34,099)      (401,258)        (779,144)
                                           --------     ----------        ---------    -----------      -----------
    Net increase (decrease) from
      participant transactions               (3,582)      (272,854)         (34,099)      (337,383)       2,544,486
                                           --------     ----------        ---------    -----------      -----------

      Total increase (decrease) in
        net assets                           (3,621)      (215,319)         (21,683)        75,292        4,227,856

NET ASSETS:
Beginning of period                           3,621        233,164           64,925      1,228,451        5,082,693
                                           --------     ----------        ---------    -----------      -----------
End of period                              $      -     $   17,845        $  43,242    $ 1,303,743      $ 9,310,549
                                           ========     ==========        =========    ===========      ===========




The Notes to the Financial Statements are an integral part of these statements.



CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                            Templeton
                                                                             Variable
                                                                          Products Series
                                          Scudder VIT - Sub-Accounts     Fund Sub-Account   Vanguard Group
                                         ---------------------------     ----------------  -----------------
                                            EAFE(R)         Small          International   VIF Small Company
                                         Equity Index        Cap           Fund-Class I        Growth Fund
                                         ------------    -----------     ----------------  -----------------
OPERATIONS:
Net investment gain (loss)                 $  1,142      $   1,263         $    42,172        $   (19,249)
Net realized gain (loss)                        108          8,079               4,382              3,840
Change in net unrealized
  gain (loss)                                 7,750        113,166           1,026,158          1,037,532
                                           --------      ---------         -----------        -----------
    Net increase (decrease) in
      net assets from operations              9,000        122,508           1,072,712          1,022,123
                                           --------      ---------         -----------        -----------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                          2,700         96,427           1,177,378          1,007,966
Participant transfers, net                    1,422          5,446             518,651            568,084
Participant withdrawals                      (5,784)       (59,023)           (273,029)          (160,158)
                                           --------      ---------         -----------        -----------
    Net increase (decrease) from
      participant transactions               (1,662)        42,850           1,423,000          1,415,892
                                           --------      ---------         -----------        -----------

      Total increase (decrease) in
        net assets                            7,338        165,358           2,495,712          2,438,015

NET ASSETS:
Beginning of period                          26,954        255,714           2,353,716          1,597,868
                                           --------      ---------         -----------        -----------
End of period                              $ 34,292      $ 421,072         $ 4,849,428        $ 4,035,883
                                           ========      =========         ===========        ===========



The Notes to the Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                                         CIGNA Variable
                                                                                                         Products Group
                                              Alger American Portfolio Sub-Accounts                       Sub-Accounts
                                          ----------------------------------------------   ----------------------------------------
                                                                                           TimesSquare
                                                              MidCap           Small        Core Plus     TimesSquare   TimesSquare
                                             Growth           Growth      Capitalization      Bond        Money Market    S&P 500
                                          -----------      -----------    --------------   -----------    ------------  -----------
INVESTMENT INCOME:
Dividends                                 $     1,831      $         -     $         -      $ 421,331      $ 149,927    $  463,605

EXPENSES:
Mortality and expense risk                     26,268           20,700          16,093         59,083         85,902       226,177
Administrative charges                          4,404            3,433           2,711          8,466         10,696        29,268
                                          -----------      -----------     -----------      ---------      ---------    ----------
    Net investment gain (loss)                (28,841)         (24,133)        (18,804)       353,782         53,329       208,160
                                          -----------      -----------     -----------      ---------      ---------    ----------


NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from
  portfolio sponsors                                -                -               -              -              -       969,486
Net realized gain (loss) on share
  transactions                               (147,772)      (1,992,949)     (2,585,417)        31,908              -       (98,246)
                                          -----------      -----------     -----------      ---------      ---------    ----------
   Net realized gain (loss)                  (147,772)      (1,992,949)     (2,585,417)        31,908              -       871,240
Change in net unrealized gain (loss)       (1,701,565)         620,046       1,544,755        295,905              -    (8,998,955)
                                          -----------      -----------     -----------      ---------      ---------    ----------
    Net realized and unrealized
      gain (loss) on investments           (1,849,337)      (1,372,903)     (1,040,662)       327,813              -    (8,127,715)
                                          -----------      -----------     -----------      ---------      ---------    ----------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                         $(1,878,178)     $(1,397,036)    $(1,059,466)     $ 681,595      $  53,329   $(7,919,555)
                                          ===========      ===========     ===========      =========      =========   ===========


                                                                                Fidelity Variable
                                               Fidelity Variable Insurance         Insurance
                                                       Products Fund            Products Fund II
                                                        Sub-Accounts               Sub-Account     Goldman Sachs
                                               ----------------------------     -----------------  -------------
                                                 Equity-            High            Investment         MidCap
                                                 Income            Income           Grade Bond         Value
                                               ----------         ---------     -----------------  -------------
INVESTMENT INCOME:
Dividends                                      $   34,468         $ 191,481         $ 128,723        $  15,937

EXPENSES:
Mortality and expense risk                         18,030             8,570            28,398            1,460
Administrative charges                              2,537             1,510             3,341              265
                                               ----------         ---------         ---------        ---------
    Net investment gain (loss)                     13,901           181,401            96,984           14,212
                                               ----------         ---------         ---------        ---------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from
  portfolio sponsors                               46,914                 -                 -            4,649
Net realized gain (loss) on share
  transactions                                    (23,688)         (802,029)            2,627               30
                                               ----------         ---------         ---------        ---------
   Net realized gain (loss)                        23,226          (802,029)            2,627            4,679
Change in net unrealized gain (loss)             (348,578)          538,458           201,780           (3,080)
                                               ----------         ---------         ---------        ---------
    Net realized and unrealized
      gain (loss) on investments                 (325,352)         (263,571)          204,407            1,599
                                               ----------         ---------         ---------        ---------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                              $ (311,451)        $ (82,170)        $ 301,391        $  15,811
                                               ==========         =========         =========        =========




The Notes to the Financial Statements are an integral part of these statements.



CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002


                                                    Janus Aspen Series                                            Neuberger
                                                       Sub-Accounts              MFS Series Sub-Accounts            Berman
                                              ----------------------------      ---------------------------     ------------
                                                                                 Emerging            Total
                                               Balanced         Worldwide         Growth            Return      AMT Partners
                                              ----------       -----------      ----------        ---------     ------------
INVESTMENT INCOME:
Dividends                                     $    5,391       $    41,528      $        -        $  14,489      $       -

EXPENSES:
Mortality and expense risk                         1,351            38,190           9,654            6,425             43
Administrative charges                               198             5,690           1,295              841              6
                                              ----------       -----------      ----------        ---------      ---------
    Net investment gain (loss)                     3,842            (2,352)        (10,949)           7,223            (49)
                                              ----------       -----------      ----------        ---------      ---------


NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from
  portfolio sponsors                                   -                 -               -           11,487              -
Net realized gain (loss) on share
  transactions                                       454        (1,866,778)       (145,706)          (4,869)          (536)
                                              ----------       -----------      ----------        ---------      ---------
   Net realized gain (loss)                          454        (1,866,778)       (145,706)           6,618           (536)
Change in net unrealized gain (loss)             (18,928)            7,340        (439,493)         (67,220)        (1,161)
                                              ----------       -----------      ----------        ---------      ---------
    Net realized and unrealized
      gain (loss) on investments                 (18,474)       (1,859,438)       (585,199)         (60,602)        (1,697)
                                              ----------       -----------      ----------        ---------      ---------


NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                             $  (14,632)      $(1,861,790)     $ (596,148)       $ (53,379)     $  (1,746)
                                              ==========       ===========      ==========        =========      =========


                                                  OCC Accumulation Trust - Sub-Accounts
                                               -------------------------------------------
                                                                                   Small
                                                 Equity           Managed           Cap
                                               ---------         ---------      ----------
INVESTMENT INCOME:
Dividends                                      $   2,516         $   1,911      $      948

EXPENSES:
Mortality and expense risk                         2,337               753          11,326
Administrative charges                               280                89           1,371
                                               ---------         ---------      ----------
    Net investment gain (loss)                      (101)            1,069         (11,749)
                                               ---------         ---------      ----------


NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from
  portfolio sponsors                               2,246                 -         205,771
Net realized gain (loss) on share
  transactions                                    (3,636)           (4,805)           (792)
                                               ---------         ---------      ----------
   Net realized gain (loss)                       (1,390)           (4,805)        204,979
Change in net unrealized gain (loss)             (68,453)          (15,524)       (538,665)
                                               ---------         ---------      ----------
    Net realized and unrealized
      gain (loss) on investments                 (69,843)          (20,329)       (333,686)
                                               ---------         ---------      ----------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                              $ (69,944)        $ (19,260)     $ (345,435)
                                               =========         =========      ==========


The Notes to the Financial Statements are an integral part of these statements.



CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002


                                                                                                  Templeton
                                                                                                   Variable
                                                                                               Products Series
                                                  PIMCO          Scudder VIT - Sub-Accounts    Fund Sub-Account  Vanguard Group
                                            ------------------- ---------------------------    ---------------- -----------------
                                            Variable Investment
                                               High Yield          EAFE(R)         Small         International  VIF Small Company
                                                  Fund          Equity Index        Cap          Fund-Class I      Growth Fund
                                            ------------------- ------------    -----------    ---------------- -----------------
INVESTMENT INCOME:
Dividends                                      $  77,174         $     431      $    1,993        $   19,437        $       -

EXPENSES:
Mortality and expense risk                         5,305               243           1,188            10,085            1,622
Administrative charges                               917                33             159             1,351              294
                                               ---------         ---------      ----------        ----------        ---------
    Net investment gain (loss)                    70,952               155             646             8,001           (1,916)
                                               ---------         ---------      ----------        ----------        ---------


NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from
  portfolio sponsors                                   -                 -             150                 -                -
Net realized gain (loss) on share
  transactions                                       101            (3,903)        (26,130)           (3,411)             125
                                               ---------         ---------      ----------        ----------        ---------
   Net realized gain (loss)                          101            (3,903)        (25,980)           (3,411)             125
Change in net unrealized gain (loss)             339,014            (7,768)         (9,558)         (197,577)          36,654
                                               ---------         ---------      ----------        ----------        ---------
    Net realized and unrealized
      gain (loss) on investments                 339,115           (11,671)        (35,538)         (200,988)          36,779
                                               ---------         ---------      ----------        ----------        ---------


NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                              $ 410,067         $ (11,516)     $  (34,892)       $ (192,987)       $  34,863
                                               =========         =========      ==========        ==========        =========




The Notes to the Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                                      CIGNA Variable
                                                                                                      Products Group
                                               Alger American Portfolio Sub-Accounts                   Sub-Accounts
                                           ---------------------------------------------  ----------------------------------------
                                                                                          TimesSquare
                                                             MidCap           Small        Core Plus    TimesSquare    TimesSquare
                                              Growth         Growth       Capitalization     Bond       Money Market     S&P 500
                                           -----------    -----------     --------------  ------------  ------------  ------------
OPERATIONS:
Net investment gain (loss)                 $   (28,841)   $   (24,133)     $   (18,804)  $    353,782   $     53,329  $    208,160
Net realized gain (loss)                      (147,772)    (1,992,949)      (2,585,417)        31,908              -       871,240
Change in net unrealized gain (loss)        (1,701,565)       620,046        1,544,755        295,905              -    (8,998,955)
                                           -----------    -----------      -----------   ------------   ------------  ------------
    Net increase (decrease) in net
      assets from operations                (1,878,178)    (1,397,036)      (1,059,466)       681,595         53,329    (7,919,555)
                                           -----------    -----------      -----------   ------------   ------------  ------------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                         1,552,759      1,527,299        1,579,358      2,109,514      8,001,375     5,800,906
Participant transfers, net                     780,555     (2,359,551)      (2,047,820)     1,001,822     (6,589,878)      741,491
Participant withdrawals                       (388,992)      (388,992)        (288,194)      (392,627)      (534,699)   (1,539,039)
                                           -----------    -----------      -----------   ------------   ------------  ------------
    Net increase (decrease) from
      participant transactions               1,944,322     (1,221,244)        (756,656)     2,718,709        876,798     5,003,358
                                           -----------    -----------      -----------   ------------   ------------  ------------

      Total increase (decrease) in
        net assets                              66,144     (2,618,280)      (1,816,122)     3,400,304        930,127    (2,916,197)

NET ASSETS:
Beginning of period                          3,851,224      3,247,677        2,107,727      7,437,948     10,096,012    30,531,206
                                           -----------    -----------      -----------   ------------   ------------  ------------
End of period                              $ 3,917,368    $   629,397      $   291,605   $ 10,838,252   $ 11,026,139  $ 27,615,009
                                           ===========    ===========      ===========   ============   ============  ============


                                                                             Fidelity Variable
                                             Fidelity Variable Insurance         Insurance
                                                     Products Fund            Products Fund II
                                                     Sub-Accounts               Sub-Account
                                          ---------------------------------  -----------------
                                             Equity-                High         Investment
                                             Income                Income        Grade Bond
                                          ------------          -----------  -----------------
OPERATIONS:
Net investment gain (loss)                $     13,901          $   181,401      $    96,984
Net realized gain (loss)                        23,226             (802,029)           2,627
Change in net unrealized gain (loss)          (348,578)             538,458          201,780
                                          ------------          -----------      -----------
    Net increase (decrease) in
      net assets from operations              (311,451)             (82,170)         301,391
                                          ------------          -----------      -----------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                           465,787              727,985           14,131
Participant transfers, net                   2,887,138           (1,511,654)          (2,053)
Participant withdrawals                       (533,452)            (123,729)         (58,333)
                                          ------------          -----------      -----------
    Net increase (decrease) from
      participant transactions               2,819,473             (907,398)         (46,255)
                                          ------------          -----------      -----------

      Total increase (decrease) in
        net assets                           2,508,022             (989,568)         255,136

NET ASSETS:
Beginning of period                          2,026,226            1,133,551        3,273,660
                                          ------------          -----------      -----------
End of period                             $  4,534,248          $   143,983      $ 3,528,796
                                          ============          ===========      ===========




The Notes to the Financial Statements are an integral part of these statements.



CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2002


                                                               Janus Aspen Series
                                           Goldman Sachs          Sub-Accounts             MFS Series Sub-Accounts
                                           -------------   ---------------------------    -------------------------
                                              MidCap                                        Emerging       Total
                                              Value         Balanced        Worldwide        Growth        Return
                                           -------------   ----------      -----------    -----------    ----------
OPERATIONS:
Net investment gain (loss)                 $    14,212     $    3,842      $    (2,352)   $   (10,949)   $    7,223
Net realized gain (loss)                         4,679            454       (1,866,778)      (145,706)        6,618
Change in net unrealized gain (loss)            (3,080)       (18,928)           7,340       (439,493)      (67,220)
                                           -----------     ----------      -----------    -----------    ----------
    Net increase (decrease) in
      net assets from operations                15,811        (14,632)      (1,861,790)      (596,148)      (53,379)
                                           -----------     ----------      -----------    -----------    ----------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                             2,204         81,816        1,774,542        281,727       107,741
Participant transfers, net                   1,469,230         13,961       (2,634,996)      (131,418)       15,320
Participant withdrawals                         (5,308)       (26,922)        (426,504)      (199,855)      (47,881)
                                           -----------     ----------      -----------    -----------    ----------
    Net increase (decrease) from
      participant transactions               1,466,126         68,855       (1,286,958)       (49,546)       75,180
                                           -----------     ----------      -----------    -----------    ----------

      Total increase (decrease) in
        net assets                           1,481,937         54,223       (3,148,748)      (645,694)       21,801

NET ASSETS:
Beginning of period                                  -        179,468        5,883,661      1,552,919       851,871
                                           -----------     ----------      -----------    -----------    ----------
End of period                              $ 1,481,937     $  233,691      $ 2,734,913    $   907,225    $  873,672
                                           ===========     ==========      ===========    ===========    ==========

                                             Neuberger
                                               Berman         OCC Accumulation Trust - Sub-Accounts
                                            ------------    -----------------------------------------
                                                                                             Small
                                            AMT Partners      Equity          Managed         Cap
                                            ------------    ---------       ----------    -----------
OPERATIONS:
Net investment gain (loss)                   $     (49)     $    (101)      $    1,069    $   (11,749)
Net realized gain (loss)                          (536)        (1,390)          (4,805)       204,979
Change in net unrealized gain (loss)            (1,161)       (68,453)         (15,524)      (538,665)
                                             ---------      ---------       ----------    -----------
    Net increase (decrease) in
      net assets from operations                (1,746)       (69,944)         (19,260)      (345,435)
                                             ---------      ---------       ----------    -----------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                             2,698         65,839            9,688         50,446
Participant transfers, net                      (2,530)       (20,259)          (5,239)       264,709
Participant withdrawals                           (246)       (78,418)         (28,703)       (42,767)
                                             ---------      ---------       ----------    -----------
    Net increase (decrease) from
      participant transactions                     (78)       (32,838)         (24,254)       272,388
                                             ---------      ---------       ----------    -----------

      Total increase (decrease) in
        net assets                              (1,824)      (102,782)         (43,514)       (73,047)

NET ASSETS:
Beginning of period                              5,445        335,946          108,439      1,301,498
                                             ---------      ---------       ----------    -----------
End of period                                $   3,621      $ 233,164       $   64,925    $ 1,228,451
                                             =========      =========       ==========    ===========



The Notes to the Financial Statements are an integral part of these statements.



CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                                               Templeton
                                                                                                Variable
                                                                                            Products Series
                                           PIMCO            Scudder VIT - Sub-Accounts      Fund Sub-Account   Vanguard Group
                                    -------------------    ----------------------------     ----------------  -----------------
                                    Variable Investment
                                        High Yield           EAFE(R)            Small         International   VIF Small Company
                                           Fund            Equity Index          Cap          Fund-Class I       Growth Fund
                                    -------------------    ------------      ----------     ----------------  -----------------
OPERATIONS:
Net investment gain (loss)              $    70,952        $      155        $      646       $     8,001       $    (1,916)
Net realized gain (loss)                        101            (3,903)          (25,980)           (3,411)              125
Change in net unrealized gain (loss)        339,014            (7,768)           (9,558)         (197,577)           36,654
                                        -----------        ----------        ----------       -----------       -----------
    Net increase (decrease) in
      net assets from operations            410,067           (11,516)          (34,892)         (192,987)           34,863
                                        -----------        ----------        ----------       -----------       -----------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                            412             1,813            78,554           415,815             4,950
Participant transfers, net                4,689,334            23,922           214,684         1,622,467         1,564,369
Participant withdrawals                     (17,120)           (4,540)           (9,266)         (361,705)           (6,314)
                                        -----------        ----------        ----------       -----------       -----------
    Net increase (decrease) from
      participant transactions            4,672,626            21,195           283,972         1,676,577         1,563,005
                                        -----------        ----------        ----------       -----------       -----------

      Total increase (decrease) in
        net assets                        5,082,693             9,679           249,080         1,483,590         1,597,868

NET ASSETS:
Beginning of period                               -            17,275             6,634           870,126                 -
                                        -----------        ----------        ----------       -----------       -----------
End of period                           $ 5,082,693        $   26,954        $  255,714       $ 2,353,716       $ 1,597,868
                                        ===========        ==========        ==========       ===========       ===========


The Notes to the Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                    CIGNA Variable
                                                                                                    Products Group
                                              Alger American Portfolio Sub-Accounts                  Sub-Accounts
                                            ------------------------------------------  -----------------------------------------
                                                                                        TimesSquare
                                                             MidCap         Small        Core Plus     TimesSquare   TimesSquare
                                              Growth         Growth     Capitalization     Bond        Money Market     S&P 500
                                            ----------     ----------   --------------  -----------    ------------  ------------
INVESTMENT INCOME:
Dividends                                   $    9,643     $        -     $    1,418    $   710,386     $  344,760   $    369,577

EXPENSES:
Mortality and expense risk                      24,616         19,992         14,847         47,596         79,581        249,732
Administrative charges                           3,911          3,217          2,485          6,647          9,795         31,502
                                            ----------     ----------     ----------    -----------     ----------   ------------
    Net investment gain (loss)                 (18,884)       (23,209)       (15,914)       656,143        255,384         88,343
                                            ----------     ----------     ----------    -----------     ----------   ------------



NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from
  portfolio sponsors                           522,899      1,335,192              -         19,601              -              -
Net realized gain (loss) on share
  transactions                                 (51,348)       (68,742)       (82,004)        56,524              -       (986,920)
                                            ----------     ----------     ----------    -----------     ----------   ------------
   Net realized gain (loss)                    471,551      1,266,450        (82,004)        76,125              -       (986,920)
Change in net unrealized gain (loss)          (946,028)    (1,469,841)      (837,746)      (209,722)             -     (3,744,331)
                                            ----------     ----------     ----------    -----------     ----------   ------------
    Net realized and unrealized
      gain (loss) on investments              (474,477)      (203,391)      (919,750)      (133,597)             -     (4,731,251)
                                            ----------     ----------     ----------    -----------     ----------   ------------

NET INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS                $ (493,361)    $ (226,600)    $ (935,664)   $   522,546     $  255,384   $ (4,642,908)
                                            ==========     ==========     ==========    ===========     ==========   ============

                                               Scudder VIT - Sub-Accounts
                                           ----------------------------------
                                              EAFE(R)               Small
                                           Equity Index        Capitalization
                                           ------------        --------------
INVESTMENT INCOME:
Dividends                                   $        -           $      38

EXPENSES:
Mortality and expense risk                         515                 348
Administrative charges                              68                  42
                                            ----------           ---------
    Net investment gain (loss)                    (583)               (352)
                                            ----------           ---------



NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from
  portfolio sponsors                                 -                 309
Net realized gain (loss) on share
  transactions                                 (57,201)            (18,694)
                                            ----------           ---------
   Net realized gain (loss)                    (57,201)            (18,385)
Change in net unrealized gain (loss)            25,368               9,003
                                            ----------           ---------
    Net realized and unrealized
      gain (loss) on investments               (31,833)             (9,382)
                                            ----------           ---------

NET INCREASE (DECREASE) IN
  NET ASSETS FROM OPERATIONS                $  (32,416)          $  (9,734)
                                            ==========           =========




The Notes to the Financial Statements are an integral part of these statements.



CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                Fidelity Variable
                                               Fidelity Variable Insurance         Insurance
                                                      Products Fund             Products Fund II     Janus Aspen Series
                                                       Sub-Accounts                Sub-Account          Sub-Accounts
                                              -----------------------------     -----------------  -----------------------
                                                 Equity-            High           Investment
                                                 Income            Income          Grade Bond      Balanced     Worldwide
                                              ----------         ----------     -----------------  ---------   -----------
INVESTMENT INCOME:
Dividends                                     $   29,343         $  154,104        $  247,091      $   4,235   $    29,969

EXPENSES:
Mortality and expense risk                        14,985              7,908            31,268          1,132        44,781
Administrative charges                             1,858              1,314             3,757            150         6,320
                                              ----------         ----------        ----------      ---------   -----------
    Net investment gain (loss)                    12,500            144,882           212,066          2,953       (21,132)
                                              ----------         ----------        ----------      ---------   -----------



NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from
  portfolio sponsors                              82,439                  -                 -              -             -
Net realized gain (loss) on share
  transactions                                     3,732             (6,588)           48,307         (3,367)      (63,646)
                                              ----------         ----------        ----------      ---------   -----------
   Net realized gain (loss)                       86,171             (6,588)           48,307         (3,367)      (63,646)
Change in net unrealized gain (loss)            (224,616)          (305,467)           13,438         (6,964)   (1,631,285)
                                              ----------         ----------        ----------      ---------   -----------
    Net realized and unrealized
      gain (loss) on investments                (138,445)          (312,055)           61,745        (10,331)   (1,694,931)
                                              ----------         ----------        ----------      ---------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                             $ (125,945)        $ (167,173)       $  273,811      $  (7,378)  $(1,716,063)
                                              ==========         ==========        ==========      =========   ===========

                                                                                          Neuberger
                                                        MFS Series Sub-Accounts            Berman
                                                     ----------------------------        ------------
                                                      Emerging            Total
                                                       Growth             Return         AMT Partners
                                                     ----------          --------        ------------
INVESTMENT INCOME:
Dividends                                            $        -          $  9,674          $    36

EXPENSES:
Mortality and expense risk                               13,146             2,302               49
Administrative charges                                    1,717               331                6
                                                     ----------          --------          -------
    Net investment gain (loss)                          (14,863)            7,041              (19)
                                                     ----------          --------          -------



NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from
  portfolio sponsors                                    107,630             6,935              340
Net realized gain (loss) on share transactions         (210,664)              599             (203)
                                                     ----------          --------          -------
   Net realized gain (loss)                            (103,034)            7,534              137
Change in net unrealized gain (loss)                   (686,896)           (8,146)            (339)
                                                     ----------          --------          -------
    Net realized and unrealized
      gain (loss) on investments                       (789,930)             (612)            (202)
                                                     ----------          --------          -------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                    $ (804,793)         $  6,429          $  (221)
                                                     ==========          ========          =======




The Notes to the Financial Statements are an integral part of these statements.



CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                             Templeton
                                                                                                              Variable
                                                                                                          Products Series
                                                            OCC Accumulation Trust - Sub-Accounts         Fund Sub-Account
                                                     --------------------------------------------------  ------------------
                                                                                             Small       International Fund
                                                       Equity            Managed         Capitalization       Class I
                                                     ----------         ---------        --------------  ------------------
INVESTMENT INCOME:
Dividends                                            $    2,074         $   2,425          $   11,756        $   39,203

EXPENSES:
Mortality and expense risk                                2,722             1,282              11,797            11,071
Administrative charges                                      323               152               1,403             1,427
                                                     ----------         ---------          ----------        ----------
    Net investment gain (loss)                             (971)              991              (1,444)           26,705
                                                     ----------         ---------          ----------        ----------



NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Capital gain distributions from
  portfolio sponsors                                      1,982                 -             105,295           293,692
Net realized gain (loss) on share
  transactions                                            3,876            20,207              31,760          (166,305)
                                                     ----------         ---------          ----------        ----------
   Net realized gain (loss)                               5,858            20,207             137,055           127,387
Change in net unrealized gain (loss)                    (31,094)          (27,372)            (52,456)         (470,444)
                                                     ----------         ---------          ----------        ----------
    Net realized and unrealized
      gain (loss) on investments                        (25,236)           (7,165)             84,599          (343,057)
                                                     ----------         ---------          ----------        ----------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                    $  (26,207)        $  (6,174)         $   83,155        $ (316,352)
                                                     ==========         =========          ==========        ==========




The Notes to the Financial Statements are an integral part of these statements.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                                    CIGNA Variable
                                                                                                    Products Group
                                             Alger American Portfolio Sub-Accounts                   Sub-Accounts
                                         --------------------------------------------- -------------------------------------------
                                                                                       Times Square
                                                             MidCap         Small        Core Plus    Times Square    Times Square
                                             Growth          Growth     Capitalization     Bond       Money Market       S&P 500
                                         ------------    ------------   -------------- ------------   ------------    ------------
OPERATIONS:
Net investment gain (loss)               $    (18,884)   $    (23,209)  $    (15,914)  $    656,143   $    255,384    $     88,343
Net realized gain (loss)                      471,551       1,266,450        (82,004)        76,125              -        (986,920)
Change in net unrealized gain (loss)         (946,028)     (1,469,841)      (837,746)      (209,722)             -      (3,744,331)
                                         ------------    ------------   ------------   ------------   ------------    ------------
    Net increase (decrease) in
      net assets from operations             (493,361)       (226,600)      (935,664)       522,546        255,384      (4,642,908)
                                         ------------    ------------   ------------   ------------   ------------    ------------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                        1,504,564         913,631        891,983      1,432,958      3,642,601       5,653,564
Participant transfers, net                    (75,640)        611,101        322,252        622,332       (344,481)     (2,330,091)
Participant withdrawals                      (818,653)       (656,293)      (838,415)    (2,179,389)      (896,978)     (4,859,122)
                                         ------------    ------------   ------------   ------------   ------------    ------------
    Net increase (decrease) from
      participant transactions                610,271         868,439        375,820       (124,099)     2,401,142      (1,535,649)
                                         ------------    ------------   ------------   ------------   ------------    ------------

      Total increase (decrease) in
        net assets                            116,910         641,839       (559,844)       398,447      2,656,526      (6,178,557)

NET ASSETS:
Beginning of period                         3,734,314       2,605,838      2,667,571      7,039,501      7,439,486      36,709,763
                                         ------------    ------------   ------------   ------------   ------------    ------------
End of period                            $  3,851,224    $  3,247,677   $  2,107,727   $  7,437,948   $ 10,096,012    $ 30,531,206
                                         ============    ============   ============   ============   ============    ============


                                                Scudder VIT - Sub-Accounts
                                            ------------------------------------
                                               EAFE(R)                Small
                                            Equity Index          Capitalization
                                            ------------          --------------
OPERATIONS:
Net investment gain (loss)                  $     (583)            $     (352)
Net realized gain (loss)                       (57,201)               (18,385)
Change in net unrealized gain (loss)            25,368                  9,003
                                            ----------             ----------
    Net increase (decrease) in
      net assets from operations               (32,416)                (9,734)
                                            ----------             ----------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                             1,365                  4,837
Participant transfers, net                         388                     19
Participant withdrawals                       (199,442)              (159,084)
                                            ----------             ----------
    Net increase (decrease) from
      participant transactions                (197,689)              (154,228)
                                            ----------             ----------

      Total increase (decrease) in
        net assets                            (230,105)              (163,962)

NET ASSETS:
Beginning of period                            247,380                170,596
                                            ----------             ----------
End of period                               $   17,275             $    6,634
                                            ==========             ==========


The Notes to the Financial Statements are an integral part of these statements.



CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                          Fidelity Variable
                                         Fidelity Variable Insurance          Insurance
                                                Products Fund              Products Fund II       Janus Aspen Series
                                                Sub-Accounts                 Sub-Account             Sub-Accounts
                                       ------------------------------     -----------------   ----------------------------
                                          Equity-            High             Investment
                                          Income            Income            Grade Bond       Balanced        Worldwide
                                       ------------      ------------     -----------------   -----------     ------------
OPERATIONS:
Net investment gain (loss)             $     12,500      $    144,882        $    212,066     $     2,953     $    (21,132)
Net realized gain (loss)                     86,171            (6,588)             48,307          (3,367)         (63,646)
Change in net unrealized gain (loss)       (224,616)         (305,467)             13,438          (6,964)      (1,631,285)
                                       ------------      ------------        ------------     -----------     ------------
    Net increase (decrease) in
      net assets from operations           (125,945)         (167,173)            273,811          (7,378)      (1,716,063)
                                       ------------      ------------        ------------     -----------     ------------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                        407,706           438,508              30,881          77,878        1,813,258
Participant transfers, net                  657,803           176,963              (4,228)         (9,886)         191,360
Participant withdrawals                    (709,934)         (558,264)         (1,564,765)        (86,103)      (1,305,136)
                                       ------------      ------------        ------------     -----------     ------------
    Net increase (decrease) from
      participant transactions              355,575            57,207          (1,538,112)        (18,111)         699,482
                                       ------------      ------------        ------------     -----------     ------------

      Total increase (decrease) in
        net assets                          229,630          (109,966)         (1,264,301)        (25,489)      (1,016,581)

NET ASSETS:
Beginning of period                       1,796,596         1,243,517           4,537,961         204,957        6,900,242
                                       ------------      ------------        ------------     -----------     ------------
End of period                          $  2,026,226      $  1,133,551        $  3,273,660     $   179,468     $  5,883,661
                                       ============      ============        ============     ===========     ============


                                                                                Neuberger
                                           MFS Series Sub-Accounts               Berman
                                       ------------------------------          ------------
                                          Emerging            Total
                                           Growth             Return           AMT Partners
                                       ------------         ---------          ------------
OPERATIONS:
Net investment gain (loss)             $    (14,863)        $   7,041           $    (19)
Net realized gain (loss)                   (103,034)            7,534                137
Change in net unrealized gain (loss)       (686,896)           (8,146)              (339)
                                       ------------         ---------           --------
    Net increase (decrease) in
      net assets from operations           (804,793)            6,429               (221)
                                       ------------         ---------           --------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                        481,489           158,939              1,615
Participant transfers, net                  120,675           582,738                  4
Participant withdrawals                  (1,109,960)         (126,753)            (5,650)
                                       ------------         ---------           --------
    Net increase (decrease) from
      participant transactions             (507,796)          614,924             (4,031)
                                       ------------         ---------           --------

      Total increase (decrease) in
        net assets                       (1,312,589)          621,353             (4,252)

NET ASSETS:
Beginning of period                       2,865,508           230,518              9,697
                                       ------------         ---------           --------
End of period                          $  1,552,919         $ 851,871           $  5,445
                                       ============         =========           ========


The Notes to the Financial Statements are an integral part of these statements.



CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE
ACCOUNT 02
FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                                                     Templeton
                                                                                                      Variable
                                                                                                  Products Series
                                                OCC Accumulation Trust - Sub-Accounts             Fund Sub-Account
                                          --------------------------------------------------     ------------------
                                                                                  Small          International Fund
                                            Equity          Managed           Capitalization          Class I
                                          ---------        ----------         --------------     ------------------
OPERATIONS:
Net investment gain (loss)                $    (971)       $      991          $    (1,444)         $    26,705
Net realized gain (loss)                      5,858            20,207              137,055              127,387
Change in net unrealized gain (loss)        (31,094)          (27,372)             (52,456)            (470,444)
                                          ---------        ----------          -----------          -----------
    Net increase (decrease) in
      net assets from operations            (26,207)           (6,174)              83,155             (316,352)
                                          ---------        ----------          -----------          -----------

ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                        102,686            29,547               81,752              256,512
Participant transfers, net                     (871)              (27)             125,983             (967,940)
Participant withdrawals                     (82,734)         (453,694)            (489,275)            (599,180)
                                          ---------        ----------          -----------          -----------
    Net increase (decrease) from
      participant transactions               19,081          (424,174)            (281,540)          (1,310,608)
                                          ---------        ----------          -----------          -----------

      Total increase (decrease) in
        net assets                           (7,126)         (430,348)            (198,385)          (1,626,960)

NET ASSETS:
Beginning of period                         343,072           538,787            1,499,883            2,497,086
                                          ---------        ----------          -----------          -----------
End of period                             $ 335,946        $  108,439          $ 1,301,498          $   870,126
                                          =========        ==========          ===========          ===========



The Notes to the Financial Statements are an integral part of these statements.

                    [THIS PAGE INTENTIONALLY LEFT BLANK]

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (CONTINUED)
------------------------------------------------------------------------------

1.   ORGANIZATION
     CG Corporate Insurance Variable Life Separate Account 02 (the
Account) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CG Life). The assets and liabilities of the Account are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of the Account are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants.

     At December 31, 2003, the assets of the Account are invested into variable sub-accounts, each of which is invested in shares of one of twenty-three portfolios (mutual funds) managed by twelve diversified open-end investment management companies, each portfolio having its own investment objective. The variable sub-accounts are:

        ALGER AMERICAN FUND:
          Alger American Growth Portfolio
          Alger American MidCap Growth Portfolio
          Alger American Small Capitalization Portfolio

        CIGNA VARIABLE PRODUCTS GROUP:
          TimesSquare Variable Products Core Plus Bond Fund
          TimesSquare Variable Products Money Market Fund
          TimesSquare Variable Products S&P 500 Index Fund

        FIDELITY VARIABLE INSURANCE PRODUCTS FUND:
          Fidelity Equity-Income Portfolio
          Fidelity High Income Portfolio

        FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:
          Fidelity Investment Grade Bond Portfolio

        GOLDMAN SACHS VARIABLE INSURANCE TRUST:
          Goldman Sachs MidCap Value Fund

        JANUS ASPEN SERIES:
          Janus Aspen Series Balanced Portfolio
          Janus Aspen Series Worldwide Growth Portfolio

        MFS VARIABLE INSURANCE TRUST:
          MFS Emerging Growth Series
          MFS Total Return Series

        NEUBERGER BERMAN ADVISORS:
          Neuberger Berman Advisors Management Trust (AMT) Partners Portfolio

        OCC ACCUMULATION TRUST:
          OCC Equity Portfolio
          OCC Managed Portfolio
          OCC Small Cap Portfolio

        PIMCO VARIABLE INSURANCE TRUST:
          PIMCO Variable Investment High Yield Fund

        SCUDDER VIT FUNDS:
          Scudder VIT EAFE(R) Equity Index Fund
          Scudder VIT Small Cap Index Fund

        TEMPLETON VARIABLE PRODUCTS SERIES FUND:
          Templeton International Fund - Class 1

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (CONTINUED)
------------------------------------------------------------------------------

        VANGUARD VARIABLE INSURANCE FUND:
          Vanguard VIF Small Company Growth Portfolio

          During 2003, there were no new funds added.

2.   SIGNIFICANT ACCOUNTING POLICIES
     These financial statements have been prepared in conformity with generally accepted accounting principles and reflect management's estimates and assumptions, such as those regarding fair value, that affect recorded amounts. Actual results could differ from those estimates. Significant estimates are discussed throughout these Notes to Financial Statements. The following is a summary of significant accounting policies consistently applied in the preparation of the Account's financial statements:

     A. INVESTMENT VALUATION: Investments held by the sub-accounts are valued at their respective closing net asset values per share as determined by the mutual funds as of December 31, 2003. The change in the difference between cost and value is reflected as a change in net unrealized gain
(loss) in the Statements of Operations.
     B. INVESTMENT TRANSACTIONS: Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on sales of investments are determined by the last-in, first-out cost basis of the investment sold. Dividend and capital gain distributions are recorded on the ex-dividend date. Investment transactions are settled through CG Life. Amounts due to or due from CG Life as of December 31, 2003 are recorded as payables to/receivables from CG Life in the Statements of Assets and Liabilities.
     C. FEDERAL INCOME TAXES: The operations of the Account form a part of, and are taxed with, the total operations of CG Life, which is taxed as a life insurance company. Under existing Federal income tax law, investment income (dividends) and capital gains attributable to the Account are not taxed.
     D. CONTRACT POLICIES: New policies issued in the current year related to pre-existing contracts are deemed issued under that contract's original effective date, with regard to fee structures.

3.   INVESTMENTS
     Total mutual fund shares held and cost of investments as of December 31, 2003 were:

--------------------------------------------------------------------------------------------
                                                                                  COST OF
MUTUAL FUND SHARES HELD BY SUB-ACCOUNTS                       SHARES HELD       INVESTMENTS
--------------------------------------------------------------------------------------------
Alger American Growth Portfolio                                 212,418         $ 8,389,204
Alger American MidCap Growth Portfolio                           29,507             823,931
Alger American Small Capitalization Portfolio                    21,619             920,061
Fidelity Equity-Income Portfolio                                366,521           7,169,988
Fidelity High Income Portfolio                                   17,821             218,941
Fidelity Investment Grade Bond Portfolio                        252,723           3,050,507
Goldman Sachs MidCap Value Fund                                 246,054           2,658,815
Janus Aspen Series Balanced Portfolio                            10,480             252,147
Janus Aspen Series Worldwide Growth Portfolio                    93,465           2,215,005
MFS Emerging Growth Series                                       45,326             728,231
MFS Total Return Series                                          19,351             351,628
Neuberger Berman AMT Partners Portfolio                               0                   1
OCC Equity Portfolio                                                550              18,184
OCC Managed Portfolio                                             1,105              41,354
OCC Small Cap Portfolio                                          42,495           1,117,832
PIMCO Variable Investment High Yield Fund                     1,136,762           7,870,298
Scudder VIT EAFE(R)Equity Index Fund                              4,177              43,796
Scudder VIT Small Cap Index Fund                                 34,401             317,729
Templeton International Fund - Class 1                          392,031           4,676,451
TimesSquare Variable Products Core Plus Bond Fund             1,252,615          12,645,283
TimesSquare Variable Products Money Market Fund               7,341,591           7,341,592
TimesSquare Variable Products S&P 500 Index Fund              2,404,739          38,645,121
Vanguard VIF Small Company Growth Portfolio                     238,668           2,961,698
--------------------------------------------------------------------------------------------

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (CONTINUED)
------------------------------------------------------------------------------

3.   INVESTMENTS (CONTINUED)
Total purchases and sales of shares of each mutual fund for each of the years ended December 31, 2003, 2002 and 2001 were as follows:

---------------------------------------------------------------------------------------
                                   DECEMBER 31, 2003
---------------------------------------------------------------------------------------
MUTUAL FUND PURCHASES AND SALES                            PURCHASES          SALES
---------------------------------------------------------------------------------------
Alger American Growth Portfolio                           $2,470,281       $ 1,157,870
Alger American MidCap Growth Portfolio                       156,388           497,039
Alger American Small Capitalization Portfolio                 35,703            66,068
Fidelity Equity-Income Portfolio                           2,833,477           666,902
Fidelity High Income Portfolio                                17,392            57,880
Fidelity Investment Grade Bond Portfolio                     188,117           259,730
Goldman Sachs MidCap Value Fund                            1,356,994           182,473
Janus Aspen Series Balanced Portfolio                         94,602           120,359
Janus Aspen Series Worldwide Growth Portfolio                363,581         1,210,733
MFS Emerging Growth Series                                   234,687           702,095
MFS Total Return Series                                      165,244           724,262
Neuberger Berman AMT Partners Portfolio                            1             3,589
OCC Equity Portfolio                                          58,710           330,120
OCC Managed Portfolio                                          1,215            34,720
OCC Small Cap Portfolio                                       81,621           429,339
PIMCO Variable Investment High Yield Fund                  4,009,142           901,025
Scudder VIT EAFE(R)Equity Index Fund                           5,505             6,025
Scudder VIT Small Cap Index Fund                             147,133           103,020
Templeton International Fund - Class 1                     1,804,276           339,104
TimesSquare Variable Products Core Plus Bond Fund          4,338,827         2,430,507
TimesSquare Variable Products Money Market Fund            8,012,561        11,697,024
TimesSquare Variable Products S&P 500 Index Fund           8,097,703         4,659,723
Vanguard VIF Small Company Growth Portfolio                1,633,208           236,565
---------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                   DECEMBER 31, 2002
--------------------------------------------------------------------------------------
MUTUAL FUND PURCHASES AND SALES                           PURCHASES           SALES
--------------------------------------------------------------------------------------
Alger American Growth Portfolio                          $ 2,691,306       $  775,825
Alger American MidCap Growth Portfolio                     2,046,404        3,291,781
Alger American Small Capitalization Portfolio              2,016,088        2,791,548
Fidelity Equity-Income Portfolio                           4,060,176        1,226,802
Fidelity High Income Portfolio                             1,178,706        1,904,703
Fidelity Investment Grade Bond Portfolio                     142,219           91,490
Goldman Sachs MidCap Value Fund                            1,491,551           11,213
Janus Aspen Series Balanced Portfolio                        115,821           43,124
Janus Aspen Series Worldwide Growth Portfolio              2,315,939        3,605,249
MFS Emerging Growth Series                                   433,864          494,359
MFS Total Return Series                                      192,958          110,555
Neuberger Berman AMT Partners Portfolio                        4,859            4,986
OCC Equity Portfolio                                          77,891          110,830
OCC Managed Portfolio                                          9,858           33,043
OCC Small Cap Portfolio                                      543,797          283,158
PIMCO Variable Investment High Yield Fund                  4,766,749           23,171
Scudder VIT EAFE(R)Equity Index Fund                          36,661           15,311
Scudder VIT Small Cap Index Fund                             384,924          100,306
Templeton International Fund - Class 1                     2,043,315          358,737
TimesSquare Variable Products Core Plus Bond Fund          6,573,428        3,500,938
TimesSquare Variable Products Money Market Fund            6,792,456        5,862,329
TimesSquare Variable Products S&P 500 Index Fund          11,152,744        5,941,226
Vanguard VIF Small Company Growth Portfolio                1,568,353            7,264
--------------------------------------------------------------------------------------




CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------------

3.   INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------------
                                  DECEMBER 31, 2001
--------------------------------------------------------------------------------------
MUTUAL FUND PURCHASES AND SALES                           PURCHASES          SALES
--------------------------------------------------------------------------------------
Alger American Growth Portfolio                           $2,522,171       $1,407,938
Alger American MidCap Growth Portfolio                     3,079,267          898,940
Alger American Small Capitalization Portfolio              1,327,404          967,539
Fidelity Equity-Income Portfolio                           1,334,810          884,332
Fidelity High Income Portfolio                               821,430          619,348
Fidelity Investment Grade Bond Portfolio                     280,155        1,606,436
Goldman Sachs MidCap Value Fund                                    -                -
Janus Aspen Series Balanced Portfolio                        121,904          137,048
Janus Aspen Series Worldwide Growth Portfolio              2,910,590        2,232,342
MFS Emerging Growth Series                                   977,375        1,392,447
MFS Total Return Series                                      880,267          251,367
Neuberger Berman AMT Partners Portfolio                        1,991            5,706
OCC Equity Portfolio                                         103,922           83,779
OCC Managed Portfolio                                         31,003          454,157
OCC Small Cap Portfolio                                      350,166          527,398
PIMCO Variable Investment High Yield Fund                          -                -
Scudder VIT EAFE(R)Equity Index Fund                           1,386          199,717
Scudder VIT Small Cap Index Fund                               4,930          159,222
Templeton International Fund - Class 1                       650,746        1,640,962
TimesSquare Variable Products Core Plus Bond Fund          2,804,950        2,291,923
TimesSquare Variable Products Money Market Fund            8,059,596        5,402,745
TimesSquare Variable Products S&P 500 Index Fund           6,715,238        8,161,515
Vanguard VIF Small Company Growth Portfolio                        -                -
--------------------------------------------------------------------------------------

CHANGES IN UNITS OUTSTANDING
The changes in units outstanding for each of the years ended December 31, 2003, 2002 and 2001 were as follows:

------------------------------------------------------------------------------------------
                                    DECEMBER 31, 2003
------------------------------------------------------------------------------------------
                                                       UNITS       UNITS     NET INCREASE
SUB-ACCOUNT                                            ISSUED     REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
Alger American Growth Portfolio                       351,439    (126,909)     224,530
Alger American MidCap Growth Portfolio                 11,543     (31,894)     (20,351)
Alger American Small Capitalization Portfolio           5,120      (9,046)      (3,926)
Fidelity Equity-Income Portfolio                      289,292     (62,599)     226,693
Fidelity High Income Portfolio                            799      (6,665)      (5,866)
Fidelity Investment Grade Bond Portfolio                   60     (14,813)     (14,753)
Goldman Sachs MidCap Value Fund                       130,148     (16,257)     113,891
Janus Aspen Series Balanced Portfolio                  10,411     (12,827)      (2,416)
Janus Aspen Series Worldwide Growth Portfolio          42,336    (114,922)     (72,586)
MFS Emerging Growth Series                             34,123     (74,344)     (40,221)
MFS Total Return Series                                13,359     (52,378)     (39,019)
Neuberger Berman AMT Partners Portfolio                     -        (468)        (468)
OCC Equity Portfolio                                    5,513     (26,958)     (21,445)
OCC Managed Portfolio                                       -      (2,664)      (2,664)
OCC Small Cap Portfolio                                 6,258     (30,898)     (24,640)
PIMCO Variable Investment High Yield Fund             303,386     (72,410)     230,976
Scudder VIT EAFE(R)Equity Index Fund                      842        (902)         (60)
Scudder VIT Small Cap Index Fund                       14,001     (10,028)       3,973
Templeton International Fund - Class 1                202,660     (37,074)     165,586
TimesSquare Variable Products Core Plus Bond Fund     271,168    (184,183)      86,985
TimesSquare Variable Products Money Market Fund       682,854    (977,719)    (294,865)
TimesSquare Variable Products S&P 500 Index Fund      708,148    (422,407)     285,741
Vanguard VIF Small Company Growth Portfolio           152,588     (21,363)     131,225
------------------------------------------------------------------------------------------





CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (CONTINUED)
------------------------------------------------------------------------------------------

3.   INVESTMENTS (CONTINUED)
------------------------------------------------------------------------------------------
                                    DECEMBER 31, 2002
------------------------------------------------------------------------------------------
                                                       UNITS       UNITS     NET INCREASE
SUB-ACCOUNT                                            ISSUED     REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
Alger American Growth Portfolio                         296,933   (86,269)      210,664
Alger American MidCap Growth Portfolio                  267,264  (491,518)     (224,254)
Alger American Small Capitalization Portfolio           153,625  (328,574)     (174,949)
Fidelity Equity-Income Portfolio                        427,027   (96,733)      330,294
Fidelity High Income Portfolio                          137,914  (277,190)     (139,276)
Fidelity Investment Grade Bond Portfolio                  1,011    (4,330)       (3,319)
Goldman Sachs MidCap Value Fund                         154,521      (518)      154,003
Janus Aspen Series Balanced Portfolio                    13,732    (5,687)        8,045
Janus Aspen Series Worldwide Growth Portfolio           228,210  (434,273)     (206,063)
MFS Emerging Growth Series                               44,829   (59,744)      (14,915)
MFS Total Return Series                                  14,956    (8,052)        6,904
Neuberger Berman AMT Partners Portfolio                     538      (644)         (106)
OCC Equity Portfolio                                      6,182    (8,724)       (2,542)
OCC Managed Portfolio                                       665    (2,898)       (2,233)
OCC Small Cap Portfolio                                  22,192    (4,559)       17,633
PIMCO Variable Investment High Yield Fund               466,767    (1,696)      465,071
Scudder VIT EAFE(R)Equity Index Fund                      4,617    (2,727)        1,890
Scudder VIT Small Cap Index Fund                         37,653   (10,182)       27,471
Templeton International Fund - Class 1                  248,315   (37,576)      210,739
TimesSquare Variable Products Core Plus Bond Fund       513,864  (291,318)      222,546
TimesSquare Variable Products Money Market Fund         583,131  (507,949)       75,182
TimesSquare Variable Products S&P 500 Index Fund      1,008,653  (558,287)      450,366
Vanguard VIF Small Company Growth Portfolio             164,016      (574)      163,442

------------------------------------------------------------------------------------------
                                    DECEMBER 31, 2001
------------------------------------------------------------------------------------------
                                                       UNITS       UNITS     NET INCREASE
SUB-ACCOUNT                                            ISSUED     REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
Alger American Growth Portfolio                       184,411    (101,286)       83,125
Alger American MidCap Growth Portfolio                146,628    (114,516)       32,112
Alger American Small Capitalization Portfolio         118,422     (54,991)       63,431
Fidelity Equity-Income Portfolio                       90,920     (63,152)       27,768
Fidelity High Income Portfolio                         81,428     (70,305)       11,123
Fidelity Investment Grade Bond Portfolio                2,535    (124,707)     (122,172)
Goldman Sachs MidCap Value Fund                             -           -             -
Janus Aspen Series Balanced Portfolio                  12,948     (14,339)       (1,391)
Janus Aspen Series Worldwide Growth Portfolio         235,753    (164,007)       71,746
MFS Emerging Growth Series                             67,525     (82,373)      (14,848)
MFS Total Return Series                                64,244     (19,866)       44,378
Neuberger Berman AMT Partners Portfolio                   166        (576)         (410)
OCC Equity Portfolio                                    7,398      (5,768)        1,630
OCC Managed Portfolio                                   2,060     (32,142)      (30,082)
OCC Small Cap Portfolio                                15,910     (34,823)      (18,913)
PIMCO Variable Investment High Yield Fund                   -           -             -
Scudder VIT EAFE(R)Equity Index Fund                      188     (21,318)      (21,130)
Scudder VIT Small Cap Index Fund                          401     (14,035)      (13,634)
Templeton International Fund - Class 1                 26,130    (135,624)     (109,494)
TimesSquare Variable Products Core Plus Bond Fund     187,761    (202,108)      (14,347)
TimesSquare Variable Products Money Market Fund       668,419    (466,937)      201,482
TimesSquare Variable Products S&P 500 Index Fund      508,212    (597,015)      (88,803)
Vanguard VIF Small Company Growth Portfolio                 -           -             -
------------------------------------------------------------------------------------------

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (CONTINUED)
------------------------------------------------------------------------------

4.   CHARGES AND DEDUCTIONS
     For all contracts, CG Life charges each variable sub-account for mortality and expense risks based on the current value of each sub-account's assets. On all contracts sold after April 30, 1998, this fee is calculated as the daily equivalent of the annual rate of .55% during the first fifteen policy years and .15% thereafter. All contracts considered sold before May 1, 1998 have an annual fee for mortality and expense risks of .85% per year during the first ten policy years, .45% per year during the eleventh through fifteenth policy years and .15% thereafter.

     For all contracts, CG Life charges each variable sub-account for administrative costs. On all contracts sold after April 30, 1998, this fee is calculated as a daily equivalent of the annual rate of .10% per year during the first fifteen policy years only. For all contracts considered sold before May 1, 1998, CG Life charges administrative costs at the rate of ..10% per year for the first ten policy years only.

     Both the mortality and expense risk charges and the administrative fee deductions are also assessed against amounts held in the fixed account, if any. The fixed account is part of the general account of CG Life and is not included in these financial statements.

     CG Life charges a one-time policy issue fee of $175, that represents a portion of CG Life's administrative expenses for all contracts sold after April 30, 1998 and $250 for all contracts considered sold before May 1, 1998. Policy issue fees for 2003, 2002 and 2001 which were deducted from initial premium payments before amounts were invested in the Account, amounted to $45,125, $113,950, and $53,275, respectively.

     For all contracts considered sold after April 30, 1998, CG Life deducts a premium load of 6.5% of each premium payment before amounts are invested in the Account, to cover sales loads, state tax and Federal income tax liabilities. Additional premium loads of 45% of premium payments up to target premium specified in the policy are deducted in the first policy year and an additional 12% of premium payments up to target premium are deducted in years two through ten. If the specified amount under the policy is increased based on policy changes, other than a change in the death benefit option, an additional 25% premium load on all current year premium payments up to the increase in the target premium will be deducted from premium payments received during the 12 months following the increase, to the extent such premium payments include amounts attributable to the increase in specified amount.

     For all contracts considered sold before May 1, 1998, CG Life deducts a premium load of 6.5% of each premium payment before amounts are invested in the Account, to cover sales loads, state tax and Federal income tax liabilities. An additional 40% of premium payments, up to one guideline annual premium, as defined in the Account's prospectus, are deducted in the first policy year. If the specified amount under the policy is increased based on policy changes, other than a change in the death benefit option, an additional 25% premium load on all current year premium payments up to the increase in the target premium are deducted from premium payments received during the 12 months following the increase, to the extent such premium payments include amounts attributable to the increase in specified amount.

     CG Life charges a monthly operations fee of $8 per month per policy. This charge is for operations such as premium billings and collections, policy value calculations, confirmations and periodic reports.

     CG Life deducts a monthly charge for the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, years since issue, risk class of the insured (in accordance with state law) and the current net amount at risk. On a monthly basis, the administrative fee and the cost of insurance charges are deducted proportionately from the value of each variable sub-account and/or the fixed account funding option. The fixed account is part of the general account of CG Life and is not included in these financial statements.

     CG Life charges a $25 transaction fee for each transfer between funding options in excess of four during the policy year. No transaction fee charges were paid to CG Life for the years ended December 31, 2003, 2002 or 2001.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (CONTINUED)
------------------------------------------------------------------------------

4.   CHARGES AND DEDUCTIONS (CONTINUED)
     Fees charged by CG Life for premium loads are deducted from premium payments. Administrative fees and amounts deducted for the cost of insurance are included in participant withdrawals. Premium loads, net of refunds, administrative fees and charges for cost of insurance, by variable sub-account, for the years ended December 31, 2003, 2002 and 2001 amounted to:

--------------------------------------------------------------------------------------
                  PREMIUM LOADS, NET OF (REFUNDS)
SUB-ACCOUNT                                           2003        2002         2001
--------------------------------------------------------------------------------------

Alger American Growth Portfolio                    $181,129   $  138,428     $154,471
Alger American MidCap Growth Portfolio                5,552      136,424       79,604
Alger American Small Capitalization Portfolio         2,714      136,042       81,840
Fidelity Equity-Income Portfolio                    211,091       54,250       34,205
Fidelity High Income Portfolio                            -       63,619       39,980
Fidelity Investment Grade Bond Portfolio                  -          974          863
Goldman Sachs MidCap Value Fund                      88,446          386            -
Janus Aspen Series Balanced Portfolio                 5,949        8,150       12,555
Janus Aspen Series Worldwide Growth Portfolio        26,922      164,393      175,561
MFS Emerging Growth Series                           18,393       29,261       50,988
MFS Total Return Series                               6,735       10,917       22,308
Neuberger Berman AMT Partners Portfolio                   -          480          111
OCC Equity Portfolio                                  4,468        5,195        7,870
OCC Managed Portfolio                                     -          674        2,008
OCC Small Cap Portfolio                               1,912        5,865        7,560
PIMCO Variable Investment High Yield Fund           263,257           29            -
Scudder VIT EAFE(R)Equity Index Fund                    299          172         (138)
Scudder VIT Small Cap Index Fund                     18,262       17,151          495
Templeton International Fund - Class 1              106,260       35,610       26,548
TimesSquare Variable Products Core Plus Bond Fund   229,829      152,885      146,829
TimesSquare Variable Products Money Market Fund     999,644    1,750,075      594,205
TimesSquare Variable Products S&P 500 Index Fund    338,867      524,067      511,951
Vanguard VIF Small Company Growth Portfolio          88,200          794            -
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                        ADMINISTRATIVE FEES
SUB-ACCOUNT                                           2003        2002         2001
--------------------------------------------------------------------------------------

Alger American Growth Portfolio                     $10,440     $  9,678      $ 9,930
Alger American MidCap Growth Portfolio                1,838        7,215        7,435
Alger American Small Capitalization Portfolio           777        6,771        7,450
Fidelity Equity-Income Portfolio                     14,800       12,214       12,014
Fidelity High Income Portfolio                          436        3,325        3,250
Fidelity Investment Grade Bond Portfolio              1,687        1,811        2,761
Goldman Sachs MidCap Value Fund                       4,076          567            -
Janus Aspen Series Balanced Portfolio                   786          674          585
Janus Aspen Series Worldwide Growth Portfolio         6,144       12,156       14,128
MFS Emerging Growth Series                            2,979        4,708        6,005
MFS Total Return Series                               1,508        1,407        1,264
Neuberger Berman AMT Partners Portfolio                  14           51           12
OCC Equity Portfolio                                  1,270        1,526        1,724
OCC Managed Portfolio                                   245          307          563
OCC Small Cap Portfolio                               1,116        1,342        1,131
PIMCO Variable Investment High Yield Fund            12,524        1,740            -
Scudder VIT EAFE(R)Equity Index Fund                     39          100          294
Scudder VIT Small Cap Index Fund                      1,315          318           41
Templeton International Fund - Class 1                6,575        6,533        7,168
TimesSquare Variable Products Core Plus Bond Fund    27,580       18,784       11,684
TimesSquare Variable Products Money Market Fund      64,128      105,170       52,884
TimesSquare Variable Products S&P 500 Index Fund     51,293       51,006       50,294
Vanguard VIF Small Company Growth Portfolio           4,732          655            -
--------------------------------------------------------------------------------------




CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (CONTINUED)
-----------------------------------------------------------------------------------------

4.   CHARGES AND DEDUCTIONS (CONTINUED)

-----------------------------------------------------------------------------------------
                    COST OF INSURANCE DEDUCTION
SUB-ACCOUNT                                             2003         2002         2001
-----------------------------------------------------------------------------------------

Alger American Growth Portfolio                     $  121,682     $116,081    $ 113,517
Alger American MidCap Growth Portfolio                  64,211      105,024       91,850
Alger American Small Capitalization Portfolio            9,560       62,790       57,454
Fidelity Equity-Income Portfolio                       161,318       96,361       91,938
Fidelity High Income Portfolio                           6,901       31,834       26,790
Fidelity Investment Grade Bond Portfolio                54,851       56,393       60,718
Goldman Sachs MidCap Value Fund                         39,956        4,741            -
Janus Aspen Series Balanced Portfolio                   14,271       11,366        7,550
Janus Aspen Series Worldwide Growth Portfolio          139,313      181,518      195,220
MFS Emerging Growth Series                              79,897       78,792       91,642
MFS Total Return Series                                 48,615       43,872       36,454
Neuberger Berman AMT Partners Portfolio                     45          206          127
OCC Equity Portfolio                                    36,919       37,378       36,693
OCC Managed Portfolio                                    2,165        6,915       12,879
OCC Small Cap Portfolio                                 24,268       23,302       20,806
PIMCO Variable Investment High Yield Fund              126,973       15,377            -
Scudder VIT EAFE(R)Equity Index Fund                     5,469        4,447        3,741
Scudder VIT Small Cap Index Fund                        29,115        8,952          718
Templeton International Fund - Class 1                  76,165       50,337       42,899
TimesSquare Variable Products Core Plus Bond Fund      359,047      279,027      231,578
TimesSquare Variable Products Money Market Fund        190,068      362,245      274,470
TimesSquare Variable Products S&P 500 Index Fund     1,011,043      969,160      909,410
Vanguard VIF Small Company Growth Portfolio             43,020        5,659            -
-----------------------------------------------------------------------------------------

     For policies considered issued after April 30, 1998, if the policy is fully surrendered during the first 12 months after issue, a credit will be refunded equal to 100% of all premium loads previously deducted in excess of 3.5% of all premiums paid. If the policy is fully surrendered during months 13 through 24, the credit will equal 50% of all premium loads previously deducted in excess of 3.5% of all premiums paid. If the policy is fully surrendered during the months 25 through 36, the credit will equal 33% of all premium loads previously deducted in excess of 3.5% of all premiums paid.

     For policies considered issued between May 1, 1997 and April 30, 1998, if the policy is fully surrendered during the first 12 months after issue, a credit will be refunded equal to 100% of all premium loads previously deducted in excess of 3.5% of all premiums paid. If the policy is fully surrendered during months 13 through 24, the credit will equal 50% of all premium loads previously deducted in excess of 3.5% of all premiums paid.

     Premium load refunds for the years ended December 31, 2003, 2002 and 2001, amounted to $570,429, $673,534 and $852,966, respectively.

     For partial surrenders, a transaction charge of the lesser of $25 or 2% of the accumulation value is imposed, allocated pro-rata among the variable sub-accounts (and, where applicable, the fixed account) from which the partial surrender proceeds are deducted, unless the policy owner and CG Life agree otherwise.

     Partial surrender transaction charges paid to CG Life for the years ended December 31, 2003, 2002 and 2001 were $325, $200 and $500, respectively.

5.   DISTRIBUTION OF NET INCOME
     The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of death benefits, surrenders, and transfers to participant fixed or variable sub-accounts.

CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 (CONTINUED)
------------------------------------------------------------------------------

6.   DIVERSIFICATION REQUIREMENTS
     Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable life insurance policy will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. CG Life believes, based on assurances from the mutual funds, that the mutual funds satisfy the requirements of the regulations. Therefore, the Account satisfies the requirements of the regulations, and CG Life believes the Account will continue to meet such requirements.

7.   RELATED PARTY TRANSACTIONS
     During the year ended December 31, 2003, management fees were paid to Times Square Capital Management, an affiliate of CG Life, in its capacity as advisor to the CIGNA Variable Products Group. The advisory agreement for the underlying funds provides for a fee at the annual rate of .35% of the average net assets of the Money Market Fund, .25% of the average net assets of the S&P 500 Index Fund and .50% of the average net assets of the Investment Grade Bond Fund.

8.   FINANCIAL HIGHLIGHTS
     A summary of Financial Highlights of the Account for the three years ended December 31, 2003, follows. Footnotes within the Financial Highlights represent the following:

* These amounts represent dividends, excluding distributions of net realized capital gains, received by the sub-account from the underlying mutual funds, net of management fees assessed by the fund managers, divided by average net assets. These ratios exclude those expenses, such as mortality, expense and administrative charges, which result in direct reductions in the unit values. The recognition of investment income by the sub-accounts is effected by the timing of the declaration of dividends by the underlying mutual funds in which the sub-accounts invest.

** These ratios represent annualized contract expenses, consisting of mortality, expense and administrative fee charges, for the years ended December 31, 2003, 2002 and 2001. The ratios include only those expenses that result in a direct reduction to unit values. Charges, such as policy issue fees, premium loads and transaction fees made directly to contract owner accounts through the redemption of units and expenses of underlying mutual funds are excluded.

*** These amounts represent the total return for the year ended December 31, 2003, 2002 and 2001 or shorter period if the fund was initially invested in during the year, including changes in the value of the underlying funds, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                          CONNECTICUT GENERAL LIFE

                              INSURANCE COMPANY

                      CONSOLIDATED FINANCIAL STATEMENTS



                              DECEMBER 31, 2003

                       REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of Connecticut General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income and changes in shareholder's equity and cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries (the Company) at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company adopted Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" effective January 1, 2002.


/s/ PricewaterhouseCoopers LLP


February 5, 2004, except for Note 4(A)
as to which the date is April 1, 2004

                                    CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                         CONSOLIDATED STATEMENTS OF INCOME

====================================================================================================================
(In millions)
--------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                       2003       2002        2001
--------------------------------------------------------------------------------------------------------------------

REVENUES
Premiums and fees                                                                    $ 8,244    $ 8,343     $ 7,469
Net investment income                                                                  2,265      2,366       2,441
Other revenues                                                                            19        616         465
Realized investment gains (losses)                                                        73       (155)       (225)
                                                                                     -------    -------     -------
     Total revenues                                                                   10,601     11,170      10,150
                                                                                     -------    -------     -------
BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses                                               6,603      8,409       6,380
Policy acquisition expenses                                                               90        126          63
Other operating expenses                                                               3,333      3,346       2,653
                                                                                     -------    -------     -------
     Total benefits, losses and expenses                                              10,026     11,881       9,096
                                                                                     -------    -------     -------
INCOME (LOSS) BEFORE INCOME TAXES (BENEFITS)                                             575       (711)      1,054
                                                                                     -------    -------     -------
Income taxes (benefits):
  Current                                                                                130       (244)         7
  Deferred                                                                                29        (19)        339
                                                                                     -------    -------     -------
     Total taxes (benefits)                                                              159       (263)        346
                                                                                     -------    -------     -------
NET INCOME (LOSS)                                                                    $   416    $  (448)    $   708
-------------------------------------------------------------------------------------===============================
NET INCOME (LOSS) EXCLUDING GOODWILL AMORTIZATION
  IN 2001 (NOTE 2)                                                                   $   416    $  (448)    $   727
-------------------------------------------------------------------------------------===============================

The accompanying Notes to the Financial Statements are an integral part of these statements.

                                     CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                           CONSOLIDATED BALANCE SHEETS

=================================================================================================================
(In millions except share amount)
-----------------------------------------------------------------------------------------------------------------
As of December 31,                                                              2003                      2002
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost, $11,051; $22,041)          $12,113                    $23,649
  Securities supporting experience-rated pension policyholder
     contracts, at fair value (amortized cost, $10,558 for 2003)               11,222                         --
  Equity securities, at fair value (cost, $6; $48)                                 24                         52
  Mortgage loans                                                                7,852                      7,974
  Policy loans                                                                  1,567                      2,401
  Real estate                                                                     141                        244
  Other long-term investments                                                     598                        675
  Short-term investments                                                           96                         45
                                                                              -------                    -------
       Total investments                                                       33,613                     35,040
Cash and cash equivalents                                                         572                        870
Accrued investment income                                                         399                        443
Premiums, accounts and notes receivable                                         1,341                      1,951
Reinsurance recoverables                                                        6,498                      6,870
Deferred policy acquisition costs                                                 276                        269
Property and equipment                                                            875                        942
Deferred income taxes                                                             507                        574
Goodwill                                                                          645                        645
Other assets, including other intangibles                                         161                        253
Separate account assets                                                        34,356                     30,359
-----------------------------------------------------------------------------------------------------------------
  Total assets                                                                $79,243                    $78,216
-----------------------------------------------------------------------------====================================
LIABILITIES

Contractholder deposit funds                                                  $26,845                    $29,333
Future policy benefits                                                          8,582                      8,984
Unpaid claims and claim expenses                                                1,891                      1,915
Unearned premiums                                                                 131                        124
                                                                              -------                    -------
  Total insurance and contractholder liabilities                               37,449                     40,356
Accounts payable, accrued expenses and other liabilities                        2,918                      3,166
Separate account liabilities                                                   34,356                     30,359
-----------------------------------------------------------------------------------------------------------------
  Total liabilities                                                            74,723                     73,881
-----------------------------------------------------------------------------------------------------------------
CONTINGENCIES - NOTE 18

SHAREHOLDER'S EQUITY

Common stock (5,978,322 shares issued and outstanding)                             30                         30
Additional paid-in capital                                                      1,983                      1,983
Net unrealized appreciation, fixed maturities                        $422                       $350
Net unrealized appreciation (depreciation), equity securities          11                         (8)
Net unrealized appreciation (depreciation), derivatives               (13)                         5
Net translation of foreign currencies                                   1                         (1)
                                                                     ----                       ----
Accumulated other comprehensive income                                            421                        346
Retained earnings                                                               2,086                      1,976
-----------------------------------------------------------------------------------------------------------------
  Total shareholder's equity                                                    4,520                      4,335
-----------------------------------------------------------------------------------------------------------------
  Total liabilities and shareholder's equity                                  $79,243                    $78,216
-----------------------------------------------------------------------------====================================

The accompanying Notes to the Financial Statements are an integral part of these statements.

                                            CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                          CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                               AND CHANGES IN SHAREHOLDER'S EQUITY

================================================================================================================================
(In millions)
================================================================================================================================
For the years ended December 31,                            2003                       2002                       2001
-------------------------------------------------------------------------------------------------------------------------------
                                                    COMPRE-       SHARE-       Compre-       Share-       Compre-       Share-
                                                    HENSIVE      HOLDER'S      hensive      holder's       hensive     holder's
                                                     INCOME       EQUITY       Income        Equity        Income       Equity
===============================================================================================================================
COMMON STOCK, END OF YEAR                                         $   30                     $   30                     $   30
-------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL, BEGINNING OF YEAR                      1,983                      1,133                      1,124
  Capital contributed by parent                                       --                        850                          9
-------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL, END OF YEAR                            1,983                      1,983                      1,133
-------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED OTHER COMPREHENSIVE INCOME, BEGINNING
  OF YEAR                                                            346                        115                         34

  Net unrealized appreciation,
 fixed

     maturities                                       $ 72            72        $ 215           215          $ 82           82
  Net unrealized appreciation (depreciation),
    equity securities                                   19            19           16            16            (3)          (3)
                                                      ----                      -----                        ----
  Net unrealized appreciation on securities             91                        231                          79

  Net unrealized appreciation (depreciation),
    derivatives                                        (18)          (18)          (4)           (4)            9            9
  Net translation of foreign currencies                  2             2            4             4            (7)          (7)
                                                      ----                      -----                        ----
    Other comprehensive income                          75                        231                          81
-------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED OTHER COMPREHENSIVE INCOME,
  END OF YEAR                                                        421                        346                        115
-------------------------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS, BEGINNING OF YEAR                               1,976                      2,774                      2,474
  Net income (loss)                                    416           416         (448)         (448)          708          708
  Dividends declared                                                (306)                      (350)                      (408)
-------------------------------------------------------------------------------------------------------------------------------
RETAINED EARNINGS, END OF YEAR                                     2,086                      1,976                      2,774
-------------------------------------------------------------------------------------------------------------------------------
TOTAL COMPREHENSIVE INCOME (LOSS)
  AND SHAREHOLDER'S EQUITY                            $491        $4,520        $(217)       $4,335          $789       $4,052
-----------------------------------------------------==========================================================================

The accompanying Notes to the Financial Statements are an integral part of these statements.

                                          CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                            CONSOLIDATED STATEMENTS OF CASH FLOWS

==============================================================================================================================
(In millions)
------------------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                      2003              2002           2001
------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                   $    416          $  (448)       $    708
Adjustments to reconcile net income (loss) to net cash
   provided by operating activities:
     Insurance liabilities                                                              (376)           1,317            (217)
     Reinsurance recoverables                                                            170              178              91
     Deferred policy acquisition costs                                                    (7)              (8)            (28)
     Premiums accounts and notes receivable                                              165              (23)            (84)
     Other assets                                                                         87              (33)             55
     Accounts payable, accrued expenses and other liabilities                           (144)              59             185
     Current income taxes                                                                501             (471)           (125)
     Deferred income taxes                                                                29              (19)            339
     Realized investment (gains) losses                                                  (73)             155             225
     Depreciation and amortization                                                       165              155             153
     Gains on sales of businesses                                                        (84)             (73)           (201)
     Other, net                                                                           77              (65)            (76)
     Proceeds from sales and maturities of securities supporting
        experience-rated pension policyholder contracts, net of purchases                867               --              --
                                                                                    --------          -------        --------
     Net cash provided by operating activities                                         1,793              724           1,025
                                                                                    --------          -------        --------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
     Fixed maturities                                                                  6,802            3,275           1,792
     Mortgage loans                                                                      818            1,249             579
     Equity securities                                                                    19               11               6
     Other (primarily short-term investments)                                         17,134            9,607           6,599
Investment maturities and repayments:
     Fixed maturities                                                                  1,889            1,756           1,989
     Mortgage loans                                                                    1,223              849             550
Investments purchased:

     Fixed maturities                                                                 (8,809)          (8,327)         (5,054)
     Mortgage loans                                                                   (1,868)            (965)         (1,310)
     Equity securities                                                                   (43)              (3)             (1)
     Other (primarily short-term investments)                                        (17,390)          (8,512)         (6,877)
Property and equipment, net                                                              (93)            (278)           (348)
                                                                                    --------          -------        --------
     Net cash used in investing activities                                              (318)          (1,338)         (2,075)
                                                                                    --------          -------        --------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits and interest credited to contractholder deposit funds                         7,575            8,468           8,536
Withdrawals and benefit payments from contractholder deposit funds                    (9,048)          (8,222)         (6,964)
Dividends paid to parent                                                                (300)            (350)           (408)
Capital Contribution                                                                      --              850               2
                                                                                    --------          -------        --------
     Net cash provided by (used in) financing activities                              (1,773)             746           1,166
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                                    (298)             132             116
Cash and cash equivalents, beginning of year                                             870              738             622
------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year                                              $    572          $   870        $    738
-----------------------------------------------------------------------------------===========================================
SUPPLEMENTAL DISCLOSURE OF CASH INFORMATION:
     Income taxes paid (received), net                                              $   (372)         $   215        $    132
------------------------------------------------------------------------------------------------------------------------------

The accompanying Notes to the Financial Statements are an integral part of these statements.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - DESCRIPTION OF BUSINESS

Connecticut General Life Insurance Company (Connecticut General) and its subsidiaries provide employee benefits offered through the workplace, including group life and health insurance, retirement products and services; and investment management. In addition, Connecticut General has an international operation that offers similar products to businesses and individuals in selected markets, and has certain inactive businesses including a run-off reinsurance operation. See Note 4(A) for information regarding the sale of the retirement business, which occurred on April 1, 2004. Connecticut General is an indirect wholly owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. BASIS OF PRESENTATION
   ---------------------

The consolidated financial statements include the accounts of Connecticut General, all significant subsidiaries, and certain variable interest entities of which Connecticut General is the primary beneficiary.
Intercompany transactions and accounts have been eliminated in consolidation.

These consolidated financial statements were prepared in conformity with accounting principles generally accepted in the United States. Amounts recorded in the financial statements reflect management's estimates and assumptions about medical costs, investment valuation, interest rates and other factors. Significant estimates are discussed throughout these Notes; however, actual results could differ from those estimates.

Certain reclassifications have been made to prior years' amounts to conform to the 2003 presentation.

B. RECENT ACCOUNTING PRONOUNCEMENTS
   --------------------------------

CONSOLIDATION. In January 2003, the Financial Accounting Standards Board
(FASB) issued Interpretation No. 46, "Consolidation of Variable Interest Entities," that provides criteria for consolidating certain entities based on majority ownership of expected losses or residual returns. In December 2003, the FASB postponed the required implementation date for certain entities to March 31, 2004. On that date, Connecticut General expects to record additional assets and liabilities, primarily associated with real estate joint ventures, of up to $70 million each, including $55 million of nonrecourse liabilities. In the unlikely event that all of the underlying assets of these entities had no value and all other participants in these entities failed to meet their obligations, Connecticut General estimates that its maximum exposure to loss at December 31, 2003 would approximate $75 million, representing Connecticut General's net investment in and additional commitments to these entities, including recourse liabilities. Connecticut General expects to recover the recorded amounts of its investments in variable interest entities.

Connecticut General currently consolidates certain variable interest entities for which an affiliate of Connecticut General serves as asset manager. At December 31, 2003, Connecticut General has recorded investments of approximately $195 million and nonrecourse liabilities of approximately $55 million for these entities, which issue investment products secured by commercial loan pools. Connecticut General also consolidates real estate joint ventures with assets of $20 million and nonrecourse liabilities of $5 million.

DERIVATIVE INSTRUMENTS. In April 2003, the FASB issued an amendment to Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). Implementation of the SFAS No. 133 amendment in the third quarter of 2003 had no effect on Connecticut General's financial statements. In addition, the FASB finalized an implementation issue relating to SFAS No. 133, effective October 1, 2003.

The implementation issue and a recently issued Statement of Position (described below) address accounting for liabilities that provide contractholders with returns based on pools of investments, and each permits a one-time accounting reclassification of investment securities from available-for-sale to trading. In the fourth quarter of 2003, Connecticut General reclassified securities supporting

NOTES TO THE FINANCIAL STATEMENTS

experience-rated pension policyholder contracts associated with its retirement business to trading, and now reports these securities in a separate balance sheet caption. Under the experience-rating process, unrealized gains and losses recognized for these securities accrue to policyholders. Accordingly, the accounting reclassification did not affect Connecticut General's net income.

The implementation issue requires companies to recognize the fair value of an embedded derivative in contractholder liabilities. This embedded derivative reflects contractual features including the changes in credit risk of a pool of investments. The effect of implementing this requirement was not material to Connecticut General's financial statements. However, a portion of the liabilities reinsured in the Retirement sale may be impacted by changes in the values of related invested assets as a result of this requirement. These changes, which may be material to net income and possibly shareholders' equity, may be recognized through 2006. See Note 4 for information about the sale.

Additional information regarding SFAS No. 133 and the nature and accounting treatment of Connecticut General's derivative financial instruments is included in Note 8(H).

LONG-DURATION CONTRACTS. In July 2003, the American Institute of Certified Public Accountants issued a Statement of Position (SOP), "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts," for implementation in the first quarter of 2004.

The SOP addresses accounting for certain contractual features of investment-related and universal life contracts and for separate accounts. The cumulative effect of implementing the SOP in the first quarter of 2004 is expected to reduce net income by approximately $125 million, of which $120 million results from recording liabilities for certain experience-rated pension policyholder contracts based on the appreciated value of associated pools of investments, primarily mortgage loans. The remaining cumulative effect results from implementing the SOP's requirements applicable to universal life contracts and separate accounts.

Connecticut General's accounting for reinsurance of guaranteed minimum death benefits and guaranteed minimum income benefits is not affected by the provisions of the SOP.

GOODWILL AND OTHER INTANGIBLE ASSETS. As of January 1, 2002, Connecticut General adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 eliminates the practice of amortizing goodwill through periodic charges to earnings and establishes a new methodology for reporting and measuring goodwill and other intangible assets.

In accordance with the standard, Connecticut General ceased goodwill amortization on January 1, 2002. Although goodwill is no longer amortized, SFAS No. 142 requires goodwill and certain intangible assets to be evaluated for impairment at least annually, and written down through earnings when impaired. At implementation, Connecticut General's evaluation of its goodwill, based on discounted cash flow analyses, resulted in no impairment loss. Connecticut General's annual evaluation of its goodwill and intangible assets during 2003 and 2002 also resulted in no impairment loss.

For comparative purposes, net income excluding goodwill amortization was $727 million for the year ended December 31, 2001. Goodwill amortization is attributable to the Health Care segment.

IMPAIRMENT OF LONG-LIVED ASSETS. As of January 1, 2002, Connecticut General adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," and reclassified real estate of $90 million to "held and used" from "held for sale". Adoption of SFAS No. 144 did not have a material effect on Connecticut General's consolidated financial statements. See Note 2(D) for further information regarding the accounting treatment of Connecticut General's real estate investments.

C. FINANCIAL INSTRUMENTS
   ---------------------

In the normal course of business, Connecticut General enters into transactions involving various types of financial instruments. These financial instruments include:

NOTES TO THE FINANCIAL STATEMENTS

o various investments (such as fixed maturities, securities supporting experience-rated pension policyholder contracts and equity securities); and

o off-balance-sheet instruments (such as investment and certain loan commitments and financial guarantees).

These instruments may change in value due to interest rate and market fluctuations, and most also have credit risk. Connecticut General evaluates and monitors each financial instrument individually and, when management considers it appropriate, uses a derivative instrument or obtains collateral or another form of security to minimize risk of loss.

Most financial instruments that are subject to fair value disclosure requirements are carried in the financial statements at amounts that approximate fair value. The following table shows the fair values and carrying values of Connecticut General's financial instruments not carried at fair value, at the end of 2003 and 2002:

======================================================================
 (In millions)                   2003                     2002
----------------------------------------------------------------------
                           FAIR      CARRYING       Fair     Carrying
                          VALUE         VALUE      Value        Value
----------------------------------------------------------------------
Mortgage loans           $ 8,429      $ 7,852     $ 8,789     $ 7,974
Contractholder
 deposit funds,
 excluding
 universal
 life products           $19,101      $18,689     $20,863     $20,225
----------------------------------------------------------------------

Fair values of off-balance-sheet financial instruments were not material.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, management estimates fair value based on discounted cash flow analyses, which use current interest rates for similar financial instruments with comparable terms and credit quality. Management estimates the fair value of liabilities for contractholder deposit funds using the amount payable on demand and, for those deposit funds not payable on demand, using discounted cash flow analyses. In many cases, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the instrument were sold immediately.

D. INVESTMENTS
   -----------

A significant portion of Connecticut General's investment assets is attributable to experience-rated pension policyholder contracts associated with the retirement business. Under the experience-rating process for pension contracts, net investment income and other revenues on these assets generally accrue to policyholders and are primarily offset by amounts included in benefits, losses and settlement expenses. Realized and unrealized investment gains and losses on these assets are reported net of amounts that accrue to pension policyholders. See Note 2(B) for a discussion of Connecticut General's 2003 reclassification of securities supporting experience-rated pension policyholder contracts.

Realized and unrealized investment gains and losses are also reported net of amounts to adjust future policy benefits for certain annuities that would be required had related investments been sold at their current fair values.

FIXED MATURITIES, EQUITY SECURITIES AND SECURITIES SUPPORTING EXPERIENCE-RATED PENSION POLICYHOLDER CONTRACTS. Fixed maturities include bonds, mortgage- and other asset-backed securities and redeemable preferred stocks. Equity securities include common and non-redeemable preferred stocks. These investments are classified as available for sale and are carried at fair value with changes in fair value recorded in shareholders' equity. Fixed maturities and equity securities are considered impaired, and their cost basis is written down to fair value through earnings, when management expects a decline in value to persist (i.e. the decline is "other than temporary").

Securities supporting experience-rated pension policyholder contracts include fixed maturities and equity securities. Beginning October 1, 2003, these securities are classified as trading and are carried at fair value, with changes in fair value reported in other revenues. Under the experience-rating process, results generally accrue to policyholders and are offset by amounts reported in benefits, losses and settlement expenses.

MORTGAGE LOANS. Mortgage loans are carried at unpaid principal balances.
Impaired

NOTES TO THE FINANCIAL STATEMENTS

loans are carried at the lower of unpaid principal or fair value of the underlying collateral. Connecticut General estimates the fair value of the underlying collateral primarily using internal appraisals. Mortgage loans are considered impaired when it is probable that Connecticut General will not collect amounts due according to the terms of the loan agreement.

REAL ESTATE. Investment real estate can be "held and used" or "held for sale." As of January 1, 2002, Connecticut General adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," and accounts for real estate as follows:

o Real estate "held and used" is expected to be held longer than one year and includes real estate acquired through the foreclosure of mortgage loans. Connecticut General carries real estate held and used at depreciated cost less any write-downs to fair value due to impairment and assesses impairment when cash flows indicate that the carrying value may not be recoverable. Depreciation is generally calculated using the straight-line method based on the estimated useful life of the particular real estate asset.

o Real estate is "held for sale" when a buyer's investigation is completed, a deposit has been received and the sale is expected to be completed within the next year. Real estate held for sale is carried at the lower of carrying value or current fair value, less estimated costs to sell, and is not depreciated. Valuation reserves reflect any changes in fair value.

o Connecticut General uses several methods to determine the fair value of real estate, but relies primarily on discounted cash flow analyses and, in some cases, third party appraisals.

Real estate acquired through the foreclosure of mortgage loans prior to implementation of SFAS No. 144 was generally classified as "held for sale." At the time of foreclosure, properties are reclassified from mortgage loans to real estate. Connecticut General rehabilitates, re-leases and sells foreclosed properties. This process usually takes from 2 to 4 years unless management considers a near-term sale preferable.

SHORT-TERM INVESTMENTS. Connecticut General classifies short-term investments as available for sale and carries them at fair value, which approximates cost.

POLICY LOANS. Policy loans are carried at unpaid principal balances.

OTHER LONG-TERM INVESTMENTS. Other long-term investments include assets in the separate accounts in excess of separate account liabilities (see Note 2(K)). These assets are carried at fair value. Investments in unconsolidated entities in which Connecticut General has significant influence are carried at cost plus Connecticut General's ownership percentage of reported income or loss. These entities include partnerships and limited liability companies holding real estate and securities.

NET INVESTMENT INCOME. When interest and principal payments on investments are current, Connecticut General recognizes interest income when it is earned. Connecticut General stops recognizing interest income when interest payments are delinquent or when certain terms (interest rate or maturity date) of the investment have been restructured. Net investment income on these investments is only

NOTES TO THE FINANCIAL STATEMENTS

recognized when interest payments are actually received.

INVESTMENT GAINS AND LOSSES. Realized investment gains and losses are net of policyholder share and result from sales, investment asset write-downs and changes in valuation reserves based on specifically identified assets.

Unrealized gains and losses on fixed maturities and equity securities carried at fair value are included in accumulated other comprehensive income
(loss), net of policyholder share and deferred income taxes.

Beginning October 1, 2003, changes in the fair values of securities supporting experience-rated pension policyholder contracts are reported in other revenues.

DERIVATIVE FINANCIAL INSTRUMENTS. Note 8(H) discusses Connecticut General's accounting policies for derivative financial instruments.

E. CASH AND CASH EQUIVALENTS
   -------------------------

Cash equivalents consist of short-term investments that will mature in three months or less from the time of purchase.

F. REINSURANCE RECOVERABLES
   ------------------------

Reinsurance recoverables are estimates of amounts that Connecticut General will receive from reinsurers and are recorded net of amounts management believes will not be received.

G. DEFERRED POLICY ACQUISITION COSTS
   ---------------------------------

Acquisition costs consist of incentive payments, commissions, premium taxes, and other costs that Connecticut General incurs to acquire new business. Depending on the product line they relate to, Connecticut General records acquisition costs in different ways. Acquisition costs for:

o CONTRACTHOLDER DEPOSIT FUNDS AND UNIVERSAL LIFE PRODUCTS are deferred and amortized in proportion to the present value of total estimated gross profits over the expected lives of the contracts.

o ANNUITY AND OTHER INDIVIDUAL LIFE INSURANCE AND GROUP HEALTH INDEMNITY PRODUCTS are deferred and amortized, generally in proportion to the ratio of periodic revenue to the estimated total revenues over the contract periods.

o    OTHER PRODUCTS are expensed as incurred.

Management estimates the present value of future revenues less expected payments on products that carry deferred policy acquisition costs. If that estimate is less than the deferred costs, Connecticut General reduces deferred policy acquisition costs and records an expense.

H. PROPERTY AND EQUIPMENT
   ----------------------

Property and equipment is carried at cost less accumulated depreciation. When applicable, cost includes interest, real estate taxes and other costs incurred during construction. Also included in this category is internal-use software that is acquired, developed or modified, solely to meet Connecticut General's internal needs, with no plan to market externally. Costs directly related to obtaining, developing or upgrading internal-use software are capitalized. Unamortized internal-use software costs were $475 million at December 31, 2003, and $466 million at December 31, 2002.

Most of the unamortized internal-use software costs relate to Connecticut General's health care business, which is currently engaged in a multi-year project to convert to newly designed systems and processes to support business growth and service to customers. Connecticut General has incurred total costs for this project of approximately $1.1 billion from 1999

NOTES TO THE FINANCIAL STATEMENTS

through 2003, of which $460 million has been capitalized and $640 million has been expensed as incurred. Accumulated amortization of capitalized amounts for this project was $41 million at December 31, 2003, and $15 million at December 31, 2002.

Capitalized costs for this multi-year project are amortized over a 7.5 year period. The amounts of amortization will increase as additional members are migrated to the new systems.

For other capitalized costs, Connecticut General calculates depreciation and amortization principally using the straight-line method based on the estimated useful life of each asset.

Accumulated depreciation and amortization on property and equipment was $935 million at December 31, 2003 and $827 million at December 31, 2002.

As explained in Note 17, Connecticut General allocates a portion of amounts expensed or amortized to its affiliates.

I. GOODWILL
   --------

Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Connecticut General adopted SFAS No. 142, "Goodwill and Other Intangible Assets," and ceased goodwill amortization as of January 1, 2002. Connecticut General evaluates goodwill for impairment annually based on discounted cash flow analyses and writes it down through earnings when impaired.

J. OTHER ASSETS, INCLUDING OTHER INTANGIBLES
   -----------------------------------------

Other assets consist primarily of various insurance-related assets. Connecticut General's other intangible assets are primarily purchased customer lists and provider contracts. Connecticut General amortizes other intangibles on a straight-line basis over ten year periods. Management revises amortization periods if it believes there has been a change in the length of time that an intangible asset will continue to have value.

The gross carrying value of Connecticut General's other intangible assets was $27 million at December 31, 2003 and 2002. The accumulated amortization was $19 million at December 31, 2003 and $17 million at December 31, 2002.

K. SEPARATE ACCOUNTS
   -----------------

Separate account assets and liabilities are contractholder funds maintained in accounts with specific investment objectives, including at December 31, 2002 assets and liabilities of separate trust arrangements for the benefit of purchasers of certain investment products. The assets of these accounts are legally segregated and are not subject to claims that arise out of any of Connecticut General's other businesses. These accounts are carried at fair value. The investment income, gains and losses of these accounts generally accrue to the contractholders and are not included in Connecticut General's revenues and expenses. Fees earned for asset management services are reported in premiums and fees.

The management fee that Connecticut General charges to separate accounts includes a guarantee fee. These fees are recognized in income as earned.

L. CONTRACTHOLDER DEPOSIT FUNDS
   ----------------------------

Liabilities for contractholder deposit funds include deposits received from customers for investment-related and universal life products and investment earnings on their fund balances. These liabilities are adjusted to reflect administrative charges, policyholder share of changes in fair value of related investment assets and, for universal life fund balances, mortality charges.

M. UNPAID CLAIMS AND CLAIM EXPENSES
   --------------------------------

Liabilities for unpaid claims and claim expenses are estimates of payments to be made under insurance coverages, primarily health and life, for reported claims and for losses incurred but not yet reported. Management develops these estimates using actuarial methods based upon historical data for payment patterns, cost trends, product mix, seasonality, utilization of health care services and other relevant factors. When estimates change, Connecticut General records the adjustment in benefits, losses and settlement expenses in the period in which the change in estimate is identified.

NOTES TO THE FINANCIAL STATEMENTS

N. FUTURE POLICY BENEFITS
   ----------------------

Future policy benefits are liabilities for the present value of estimated future obligations under traditional life and health policies and annuity products currently in force. These obligations are estimated using actuarial methods and primarily consist of reserves for life and disability insurance benefits, annuity contracts and guaranteed minimum death benefit contracts.

Obligations for life and disability insurance policies represent benefit contracts to be paid to policyholders, net of future premiums to be received. Obligations for annuities represent fixed monthly benefits to be paid to a group of individuals over their remaining lives. These obligations are estimated based on assumptions as to premiums, interest rates, mortality, morbidity and surrenders, allowing for adverse deviation. Mortality, morbidity and surrender assumptions are based on either Connecticut General's own experience or actuarial tables. Interest rate assumptions are based on management's judgment considering Connecticut General's experience and future expectations, and range from 2% to 10%. Obligations for certain annuities include adjustments for amounts that would be required had related investments been sold at their current fair values.

Certain specialty life reinsurance contracts guarantee a minimum death benefit under variable annuities issued by other insurance companies. These obligations represent the guaranteed death benefit in excess of the annuitant's account values (based on underlying equity and bond mutual fund investments.) These obligations are estimated based on assumptions and other considerations for lapse, partial surrenders, mortality, interest rates, market volatility as well as investment returns and premiums, consistent with the requirements of generally accepted accounting principles when a premium deficiency exists. Lapse, partial surrenders, mortality, interest rates and volatility are based on management's judgment considering Connecticut General's experience and future expectations. The results of futures contracts are reflected in the liability calculation as a component of investment returns. See also Note 5 for additional information.

O. UNEARNED PREMIUMS
   -----------------

Premiums for group life and health insurance are recognized as revenue on a pro rata basis over the contract period. The unrecognized portion of these premiums is recorded as unearned premiums.

P. OTHER LIABILITIES
   -----------------

Other liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts and insurance-related assessments that management can reasonably estimate. Other liabilities also include the loss position of certain derivatives. (See Note 8(H)).

Q. TRANSLATION OF FOREIGN CURRENCIES
   ---------------------------------

Connecticut General generally conducts its international business through foreign branches that maintain assets and liabilities in local currencies, which are generally their functional currencies. Connecticut General uses exchange rates as of the balance sheet date to translate assets and liabilities into U.S. dollars. Translation gains or losses on functional currencies, net of applicable taxes, are recorded in accumulated other comprehensive income (loss). Connecticut General uses average exchange rates during the year to translate revenues and expenses into U.S. dollars.

R. PREMIUMS AND FEES, REVENUES AND RELATED EXPENSES
   ------------------------------------------------

Premiums for group life and health insurance coverages are recognized as revenue on a pro rata basis over the contract period. Benefits, losses and settlement expenses are recognized when incurred.

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

Revenue for investment-related products is recognized as follows:

NOTES TO THE FINANCIAL STATEMENTS

o Net investment income on assets supporting investment-related products is recognized as earned.

o Fair value changes of securities supporting experience-rated pension policyholder contracts are recognized in other revenues each period.

o Contract fees, which are based upon related administrative expenses, are assessed against the customer's fund balance ratably over the contract year and recognized as earned in premiums and fees.

Benefits, losses and settlement expenses for investment-related products consist primarily of income credited to policyholders in accordance with contract provisions and policyholder share of other revenues.

Revenue for universal life products is recognized as follows:

o Net investment income on assets supporting universal life products is recognized as earned.

o    Fees for mortality are recognized ratably over the policy year.

o    Administration fees are recognized as services are provided.

o    Surrender charges are recognized as earned.

Benefits, losses and settlement expenses for universal life products consist of benefit claims in excess of policyholder account balances. Expenses are recognized when claims are filed, and income is credited in accordance with contract provisions.

Contract fees and expenses for administrative services only programs and pharmacy programs and services are recognized as services are provided.

S. PARTICIPATING BUSINESS
   ----------------------

Connecticut General's participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of Connecticut General. Participating insurance accounted for approximately 4% of Connecticut General's total life insurance in force at the end of 2003, approximately 6% at the end of 2002 and approximately 7% at the end of 2001.

T. INCOME TAXES
   ------------

Connecticut General and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. The provision for federal income tax is calculated as if Connecticut General were filing a separate federal income tax return. Connecticut General generally recognizes deferred income taxes when assets and liabilities have different values for financial statement and tax reporting purposes. Note 12 contains detailed information about Connecticut General's income taxes.

NOTE 3 - SEGMENT REPORTING

In 2003, Connecticut General changed its segment presentation to report its health care operations as a separate reporting segment. In addition, Connecticut General has renamed its segments as Health Care, Retirement, Run-off Reinsurance and Other Operations.

As a result of losses on guaranteed minimum death benefit contracts recognized in 2002 (see Note 5), Connecticut General placed the run-off reinsurance operations (previously reported in Other Operations) into a separate reporting segment.

Prior period amounts have been reclassified to conform to this presentation.

See Note 16 for additional information.

NOTE 4 - DISPOSITIONS

Connecticut General may from time to time acquire or dispose of assets, subsidiaries or lines of business. Significant transactions are described below.

NOTES TO THE FINANCIAL STATEMENTS

A. SALE OF RETIREMENT BUSINESS - SUBSEQUENT EVENT
   ----------------------------------------------

On April 1, 2004, CIGNA sold its retirement business underwritten by Connecticut General, excluding the corporate life insurance business. The sale included reinsurance of approximately $50 billion of liabilities and a dividend of approximately $900 million of assets. A portion of the reinsured liabilities may be impacted by changes in the values of related invested assets as a result of derivatives accounting requirements. These changes, which may be material to net income and possibly shareholders' equity, may be recognized through 2006.

B. SALE OF PORTIONS OF U.S. LIFE REINSURANCE BUSINESS
   --------------------------------------------------

In 2000, Connecticut General sold its U.S. individual life, group life and accidental death reinsurance business for an after-tax gain of approximately $85 million, which was deferred because the sale was structured as an indemnity reinsurance arrangement.

During 2002 and 2001, the acquirer entered into agreements with the reinsured parties, relieving Connecticut General of any remaining obligations to those parties. As a result, Connecticut General accelerated the recognition of $3 million after-tax of the deferred gain in 2002 and $69 million after-tax in 2001. In addition to the accelerated gain recognition, Connecticut General recognized normal amortization of $9 million after-tax in 2001. The remaining deferred gain as of December 31, 2001, was not material.

Connecticut General has placed its remaining reinsurance businesses (including its accident, domestic health, international life and health, and specialty life reinsurance businesses) into run-off and has stopped underwriting new reinsurance business. See also Notes 5 and 14 for further discussions related to the Run-off Reinsurance segment.

C. SALE OF INDIVIDUAL LIFE INSURANCE AND ANNUITY BUSINESS
   ------------------------------------------------------

In 1998, Connecticut General sold its individual life insurance and annuity business for cash proceeds of $1.4 billion. The sale generated an after-tax gain of approximately $800 million, the majority of which was deferred and is recognized at the rate that earnings from the sold business would have been expected to emerge (primarily over 15 years on a declining basis). This gain reflects an increase of $23 million after-tax resulting from an account review in 2003. Connecticut General recognized $54 million after-tax of the deferred gain in 2003, which included an additional $13 million after-tax as a result of this review. Connecticut General recognized $48 million after-tax of the deferred gain in 2002 and $52 million after-tax in 2001. The remaining deferred gain as of December 31, 2003, was $252 million after-tax.

NOTE 5 - CHARGES FOR THE RUN-OFF REINSURANCE SEGMENT

A. LOSSES ON GUARANTEED MINIMUM DEATH BENEFIT CONTRACTS
   ----------------------------------------------------

In 2003, Connecticut General recognized an after-tax charge of $286 million ($441 million pre-tax) related to a review of reserves for guaranteed minimum death benefit contracts. In 2002, Connecticut General recognized an after-tax charge of $720 million ($1.1 billion pre-tax) to strengthen reserves for, and to adopt a program to substantially reduce equity market risks related to these contracts.

Connecticut General's reinsurance operations, which were discontinued in 2000 and are now an inactive business in run-off mode, reinsured a guaranteed minimum death benefit under certain variable annuities issued by other insurance companies. These variable annuities are essentially investments in mutual funds combined with a death benefit. Death benefits under the annuity contracts reinsured by Connecticut General are determined using various methods.

The majority of Connecticut General's exposure arises under annuities that guarantee that the benefit received at death will be no less than the highest historical account value of the related mutual fund investments on an annuitant's contract anniversary date. Under this type of death benefit, Connecticut General is liable to the extent the highest historical anniversary account value exceeds the fair value of the related mutual fund investments at the time of an annuitant's death. Other annuity designs that Connecticut General reinsured guarantee that the benefit received at death will be

NOTES TO THE FINANCIAL STATEMENTS

no less than net deposits paid into the contract accumulated at a specified rate or net deposits paid into the contract. In periods of declining equity markets and in periods of flat equity markets following a decline, Connecticut General's liabilities for these guaranteed minimum death benefits increase.

Connecticut General had future policy benefit reserves for these guaranteed minimum death benefit contracts of approximately $1.2 billion as of December 31, 2003, and approximately $1.4 billion as of December 31, 2002.

Management estimates reserves for variable annuity death benefit exposures based on assumptions and other considerations, including lapse, partial surrender, mortality, interest rates and volatility. These are based on Connecticut General's experience and future expectations. Connecticut General monitors actual experience to update these reserve estimates as necessary.

Lapse refers to the full surrender of an annuity prior to an annuitant's death. Partial surrender refers to the fact that most annuitants have the ability to withdraw substantially all of their mutual fund investments while retaining any available death benefit coverage in effect at the time of the withdrawal. Volatility refers to market volatility that affects the costs of the program adopted by Connecticut General to reduce equity market risks associated with these liabilities.

The determination of reserves for variable annuity death benefits requires Connecticut General to make critical accounting estimates. Management believes the current assumptions and other considerations used to estimate reserves for these liabilities are appropriate.

However, if actual experience differs from the assumptions and other considerations (including lapse, partial surrender, mortality, interest rates and volatility) used in estimating these reserves, the resulting change could have a material adverse effect on Connecticut General's consolidated results of operations, and in certain situations, could have a material adverse effect on Connecticut General's financial condition.

The $286 million after-tax reserve increase in 2003 included a charge relating to both actual and projected future partial surrenders, as well as updates to other assumptions such as mortality.

As a result of equity market declines and volatility in 2002, Connecticut General evaluated alternatives for addressing the exposures associated with these reinsurance contracts, considering the possibility of continued depressed equity market conditions, the potential effects of further market declines and the impact on future earnings and capital. As a result of this evaluation, Connecticut General implemented a program to substantially reduce the equity market exposures of this business by selling exchange-traded futures contracts and, potentially, other instruments, which are expected to rise in value as the equity market declines and decline in value as the equity market rises.

The purpose of this program is to substantially reduce the adverse effects of potential future stock market declines on Connecticut General's liabilities for certain reinsurance contracts, as increases in liabilities under the reinsurance contracts from a declining market will be substantially offset by gains on the futures contracts. A consequence of this program is that it also substantially reduces the positive effects of potential future equity market increases, as reductions in liabilities under these contracts from improved equity market conditions will be substantially offset by losses on the futures contracts.

The $720 million after-tax charge in 2002 consisted of:

o $620 million after-tax, principally reflecting the reduction in assumed future equity market returns as a result of implementing the program and, to a lesser extent, changes to the policy lapse, mortality, market volatility and interest rate assumptions used in estimating the liabilities for these contracts. Connecticut General determines liabilities under the reinsurance contracts using an assumption for expected future performance of equity markets. A consequence of implementing the program is, effectively, a reduction in the

NOTES TO THE FINANCIAL STATEMENTS

     assumption for expected future performance of equity markets, as the futures contracts essentially eliminate the opportunity to achieve previously expected market returns; and

o $100 million after-tax reflecting deterioration in equity markets that occurred in the third quarter of 2002 (prior to implementation of the program).

During 2003, Connecticut General added foreign-denominated, exchange-traded futures contracts and foreign currency forward contracts to this program to reduce international equity market risks associated with this business. To support its program to reduce equity risks associated with this business, Connecticut General expects to adjust the futures and forward contract positions and enter into other positions over time, to reflect changing equity market levels and changes in the investment mix of the underlying variable annuity investments.

Connecticut General recorded pre-tax losses of $550 million for 2003 and pre-tax gains of $87 million in 2002 from futures and forwards contracts. Expense offsets reflecting corresponding changes in liabilities for these guaranteed minimum death benefit contracts are included in benefits, losses and settlement expenses.

As of December 31, 2003, the aggregate fair value of the underlying mutual fund investments was approximately $52.5 billion. The death benefit coverage in force as of that date (representing the amount that Connecticut General would have to pay if all 1.4 million annuitants had died on that date) was approximately $12.9 billion. The death benefit coverage in force represents the excess of the guaranteed benefit amount over the fair value of the underlying mutual fund investments. The notional or face amount of the futures and forward contract positions held by Connecticut General at December 31, 2003, was $1.8 billion.

Connecticut General has also written reinsurance contracts with issuers of variable annuity contracts that provide annuitants with certain guarantees related to minimum income benefits. See Note 18(B) for further information.

B. OTHER REINSURANCE CHARGES
   -------------------------

Connecticut General also recognized an after-tax charge of $143 million ($220 million pre-tax) in 2002 for Unicover and other run-off reinsurance exposures. For further information on these charges, see Note 14.

NOTE 6 - RESTRUCTURING PROGRAMS

A. FOURTH QUARTER 2002 PROGRAMS
   ----------------------------

In 2002, Connecticut General adopted a restructuring program primarily to realign the organizational structure and operations of its health care business. As a result, Connecticut General recognized during 2002, in operating expenses, a net after-tax charge of $74 million ($114 million pre-tax) in the Health Care segment. These amounts reflect a reduction in costs of $1 million after-tax ($2 million pre-tax) for other postretirement benefits for employees terminated in 2002. This benefit cost reduction continued in 2003 as employees were terminated.

During 2003, Connecticut General reduced the remaining liability for this program by $10 million after-tax ($16 million pre-tax). These reductions were primarily due to higher than expected attrition (which did not result in severance benefits or costs) and lower costs relating to outplacement and other services.

NOTES TO THE FINANCIAL STATEMENTS

This restructuring program was substantially completed in the fourth quarter of 2003. The table below shows Connecticut General's restructuring activity (pre-tax) related to severance and real estate for this program:

------------------------------------------------------------------
                            Severance
                            ---------
                         No. of                Real     Remaining
(Dollars in millions)   Employees     Cost    Estate    Liability
------------------------------------------------------------------
Fourth quarter 2002
 charge                   2,870       $ 87      $29       $116
Fourth quarter 2002
 activity:
  Employees                (480)        (2)                 (2)
  Lease costs                                    --         --
------------------------------------------------------------------
Balance as of
 December 31, 2002        2,390         85       29        114
2003 activity:
  Employees              (1,864)       (59)                (59)
  Lease costs                                    (7)        (7)
  Reduction of
    remaining balance      (487)*      (15)      (1)       (16)
------------------------------------------------------------------
Balance as of
 December 31, 2002           39       $ 11      $21       $ 32
------------------------==========================================

*Due to higher than expected attrition.

B. FOURTH QUARTER 2001 PROGRAM
   ---------------------------

In 2001, Connecticut General adopted a restructuring program primarily to consolidate existing health service centers into regional service centers. As a result, Connecticut General recognized in operating expenses an after-tax charge of $26 million ($40 million pre-tax) primarily in the Health Care segment.

This restructuring program was substantially completed in the fourth quarter of 2002. The table below shows Connecticut General's restructuring activity (pre-tax) for the program:

==================================================================
                            Severance
                            ---------
                         No. of                Real     Remaining
(Dollars in millions)   Employees     Cost    Estate    Liability
------------------------------------------------------------------
Fourth quarter 2001
 charge                   1,250       $ 20     $ 20       $ 40
Fourth quarter 2001
 activity:
   Employees               (180)        (2)                 (2)
   Lease costs                                   (1)        (1)
   Asset write-downs                             (5)        (5)
------------------------------------------------------------------
Balance as of
 December 31, 2001        1,070         18       14         32
2002 activity:
  Employees                (970)       (15)                (15)
  Lease costs                                    --         --
  Adjustment of
   remaining balance                     3       (3)        --
------------------------------------------------------------------
Balance as of
 December 31, 2002          100          6       11         17
2003 activity:
  Employees                (100)        (6)                 (6)
  Lease costs                                    (4)        (4)
  Reduction of
   remaining balance         --         --       (2)        (2)
------------------------------------------------------------------
Balance as of
 December 31, 2003           --       $ --     $  5       $  5
-------------------------=========================================

In the fourth quarter of 2003, Connecticut General reduced its remaining liability for this program by $2 million pre-tax ($1 million after-tax) resulting from favorable sublet activity.

NOTE 7 - EVENTS OF SEPTEMBER 11, 2001

As a result of claims arising from the events of September 11, 2001, Connecticut General recorded after-tax charges of $5 million in 2001. During the fourth quarter of 2002, Connecticut General revised its estimate of these liabilities associated with the events of September 11, 2001, and recognized an after-tax gain of $2 million.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 8 - INVESTMENTS

Connecticut General's investments, as recorded on the balance sheet, include policyholder share. See Note 2(D) for discussion of the investment gains and losses associated with policyholder share.

A. FIXED MATURITIES AND EQUITY SECURITIES
   --------------------------------------

The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, were as follows at December 31, 2003:

==============================================================
                                     AMORTIZED           FAIR
(In millions)                             COST          VALUE
--------------------------------------------------------------
Due in one year or less                $   495        $   516
Due after one year through five
 years                                   3,132          3,343
Due after five years through ten
 years                                   3,296          3,560
Due after ten years                      2,563          3,051
Mortgage- and other asset-backed
 securities                              1,565          1,643
--------------------------------------------------------------
Total                                  $11,051        $12,113
------------------------------------==========================

Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations, with or without penalties. Also, in some cases Connecticut General may extend maturity dates.

Gross unrealized appreciation (depreciation) on fixed maturities by type of issuer is shown below. Amounts for 2003 reflect the reclassification to trading of securities supporting experience-rated pension policyholder contracts. The changes in fair value of securities supporting pension policyholder contracts are reported through other revenues.

-------------------------------------------------------------------
                                  DECEMBER 31, 2003
-------------------------------------------------------------------
                  AMORTIZED   UNREALIZED    UNREALIZED     FAIR
(In millions)          COST    APPRECIATION  DEPRECIATION   VALUE
-------------------------------------------------------------------
Federal
 government and
 agency             $   565      $  170         $ --      $   735
State and local
 government              93          10           --          103
Foreign
 government             291          32           (1)         322
Corporate             8,433         805          (32)       9,206
Federal agency
 mortgage-backed        177           2           (1)         178
Other
 mortgage-backed        468          28           (3)         493
Other
 asset-backed         1,024          61           (9)       1,076
-------------------------------------------------------------------
Total               $11,051      $1,108         $(46)     $12,113
-------------------================================================

-------------------------------------------------------------------
                                  December 31, 2002
-------------------------------------------------------------------
                  Amortized   Unrealized    Unrealized     Fair
(In millions)          Cost    Appreciation  Depreciation   Value
-------------------------------------------------------------------
Federal             $   790      $  249        $  --      $ 1,039
 government and
 agency
State and local
 government             165          20           --          185
Foreign
 government             295          41           --          336
Corporate            15,765       1,265         (180)      16,850
Federal agency
 mortgage-backed        987          31           --        1,018
Other
 mortgage-backed      1,996         100           (5)       2,091
Other
 asset-backed         2,043         132          (45)       2,130
-------------------------------------------------------------------
Total               $22,041      $1,838        $(230)     $23,649
-------------------================================================


As of December 31, 2003, Connecticut General had commitments to purchase $14 million of fixed maturities. Most of these commitments are to purchase unsecured investment grade bonds bearing interest at a fixed market rate. These bond commitments are diversified by issuer and maturity date. Connecticut General expects to disburse all of the committed amounts in 2004.

NOTES TO THE FINANCIAL STATEMENTS

REVIEW OF DECLINES IN FAIR VALUE. Management reviews fixed maturities and equity securities for impairment based on criteria that include:

o    length of time of decline;
o    financial health and specific near term prospects of the issuer; and
o changes in the regulatory, economic or general market environment of the issuer's industry or geographic region.

As of December 31, 2003, fixed maturities with a decline in fair value from cost (primarily investment grade corporate bonds) were as follows, including the length of time of such decline:

=====================================================================
                                  FAIR    AMORTIZED       UNREALIZED
(In millions)                    VALUE         COST     DEPRECIATION
---------------------------------------------------------------------
One year or less:
   Investment grade             $1,440      $1,472         $(32)
   Below investment
    grade                       $   78      $   85         $ (7)
More than one year:
   Investment grade             $   64      $   66         $ (2)
   Below investment
    grade                       $   70      $   75         $ (5)
---------------------------------------------------------------------

There were no equity securities with a material decline in fair value from cost at December 31, 2003. See Note 10(B) for discussion of impairments included in realized gains and losses.

B. SECURITIES SUPPORTING EXPERIENCE-RATED PENSION POLICYHOLDER CONTRACTS
   ---------------------------------------------------------------------

At December 31, 2003, securities supporting experience-rated pension policyholder contracts included fixed maturities of $11.2 billion and equity securities of $5 million. The change in the net holding gain or loss on these securities held at December 31, 2003 was a pre-tax net loss of $174 million, and was reported in other revenues. The change in fair values of securities supporting experience-rated pension policyholder contracts sold during 2003, was a pre-tax net gain of $48 million. See Note 2(B) for discussion of reclassification.

As of December 31, 2003, Connecticut General had commitments to purchase $35 million of securities supporting experience-rated pension policyholder contracts. Most of these commitments are to purchase unsecured investment grade bonds bearing interest at a fixed market rate. These bond commitments are diversified by issuer and maturity date. Connecticut General expects to disburse all of the committed amounts in 2004.

C. MORTGAGE LOANS, REAL ESTATE AND OTHER LONG-TERM INVESTMENTS
   -----------------------------------------------------------

Connecticut General's mortgage loans and real estate investments are diversified by property type, location, and, for mortgage loans, borrower. Mortgage loans, which are secured by the related property, are generally made at less than 70% of the property's value.

At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

=================================================================
(In millions)                           2003              2002
-----------------------------------------------------------------
Mortgage loans                         $7,852            $7,974
                                       ------            ------
Real estate:
   Held for sale                           --                18
   Held and used                          141               226
                                       ------            ------
Total real estate                         141               244
-----------------------------------------------------------------
Total                                  $7,993            $8,218
-------------------------------------============================

At December 31, mortgage loans and real estate investments were distributed among the following property types and geographic regions:

=================================================================
(In millions)                           2003              2002
-----------------------------------------------------------------
PROPERTY TYPE
Office buildings                       $3,057            $3,563
Retail facilities                       1,956             2,100
Apartment buildings                       968             1,063
Hotels                                    953               567
Industrial                                830               722
Other                                     229               203
-----------------------------------------------------------------
Total                                  $7,993            $8,218
-------------------------------------============================
GEOGRAPHIC REGION
Central                                $1,947            $2,136
Pacific                                 1,880             1,826
South Atlantic                          1,770             1,725
Middle Atlantic                         1,180             1,280
Mountain                                  754               776
New England                               462               475
-----------------------------------------------------------------
Total                                  $7,993            $8,218
-------------------------------------============================

MORTGAGE LOANS. At December 31, 2003, scheduled mortgage loan maturities were as follows: $773 million in 2004, $918

NOTES TO THE FINANCIAL STATEMENTS

million in 2005, $1.1 billion each in 2006 and 2007, and $4.0 billion thereafter.

Actual maturities could differ from contractual maturities for several reasons: borrowers may have the right to prepay obligations, with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced.

As of December 31, 2003, Connecticut General had commitments to extend credit under commercial mortgage loan agreements of $281 million, most of which were at a fixed market rate of interest. These loan commitments are diversified by property type and geographic region. Connecticut General expects to disburse 95% of the committed amounts in 2004.

At December 31, impaired mortgage loans and valuation reserves, including policyholder share, were as follows:

=================================================================
(In millions)                           2003             2002
-----------------------------------------------------------------
Impaired loans with no valuation       $ 261            $ 198
 reserves
Impaired loans with valuation
 reserves                                102               41
                                        ----             ----
Total impaired loans                     363              239
Less valuation reserves                   18               10
-----------------------------------------------------------------
Net impaired loans                     $ 345            $ 229
-------------------------------------============================

During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

=================================================================
(In millions)                            2003            2002
-----------------------------------------------------------------
Reserve balance - January 1               $10            $ 14
Charge-offs upon sales                     --             (27)
Net change in reserves                      8              23
-----------------------------------------------------------------
Reserve balance - December 31             $18            $ 10
-------------------------------------============================

Impaired mortgage loans, before valuation reserves, averaged approximately $297 million in 2003, and $249 million in 2002. Interest income recorded (cash received) on impaired loans was approximately $26 million in 2003 and $14 million in 2002.

During 2003, Connecticut General refinanced approximately $93 million of its mortgage loans at then-current market rates for borrowers unable to obtain alternative financing. Connecticut General refinanced $82 million during 2002.

REAL ESTATE AND OTHER LONG-TERM INVESTMENTS. During 2003 and 2002, non-cash investing activities did not include any real estate acquired through foreclosure of mortgage loans, compared to $102 million for 2001. The total of valuation reserves and cumulative write-downs related to real estate, including policyholder share, was $100 million at the end of 2003, compared to $94 million at the end of 2002. Net investment income from real estate held for sale (including policyholder share) was $1 million for 2003, $4 million for 2002 and $8 million for 2001. After-tax write-downs upon foreclosure and changes in valuation reserves (excluding policyholder share) were $1 million for 2003, $11 million for 2002 and $4 million for 2001.

As of December 31, 2003, Connecticut General had commitments to contribute additional equity of $63 million to existing real estate joint ventures that are diversified by property type and geographic region, and $60 million to existing security partnerships that hold securities which are diversified by issuer and maturity date. Connecticut General expects to disburse approximately 76% of the committed amounts in 2004.

D. SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS
   -------------------------------------------

Short-term investments and cash equivalents included corporate securities of $180 million, other asset-backed securities of $126 million, and federal government securities of $100 million at December 31, 2003. Connecticut General's short-term investments and cash equivalents at December 31, 2002 included corporate securities of $329 million, federal government securities of $162 million and other asset backed securities of $143 million.

NOTES TO THE FINANCIAL STATEMENTS

E. NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
   ---------------------------------------------------------

At December 31, unrealized appreciation (depreciation) on fixed maturities and equity securities was as follows:

===============================================================
(In millions)                              2003         2002
---------------------------------------------------------------
Unrealized appreciation:
 Fixed maturities                        $1,108        $1,838
 Equity securities                           18             5
                                         ------        ------
                                          1,126         1,843
                                         ------        ------
Unrealized depreciation:
 Fixed maturities                           (46)         (230)
 Equity securities                           --            (1)
                                         ------        ------
                                            (46)         (231)
                                         ------        ------
                                          1,080         1,612

Less policyholder-share                     411         1,085
                                         ------        ------
Shareholder net unrealized
 appreciation                               669           527
Less deferred income taxes                  236           185
---------------------------------------------------------------
Net unrealized appreciation              $  433        $  342
----------------------------------------=======================

F. NON-INCOME PRODUCING INVESTMENTS
   --------------------------------

As of December 31, the carrying values of investments, that were non-income producing during the preceding twelve months are shown below. These amounts include policyholder share except for fixed maturities reclassified to securities supporting experience-rated pension policyholder contracts in 2003.

===============================================================
(In millions)                              2003         2002
---------------------------------------------------------------
Fixed maturities                           $ 21          $ 42
Mortgage loans                                1            --
Real estate                                  --            39
Other long-term investments                 179           105
---------------------------------------------------------------
Total                                      $201          $186
----------------------------------------=======================

G. CONCENTRATION OF RISK
   ---------------------

As of December 31, 2003 and 2002, Connecticut General did not have a concentration of investments in a single issuer or borrower exceeding 10% of shareholder's equity.

H. DERIVATIVE FINANCIAL INSTRUMENTS
   --------------------------------

Connecticut General's investment strategy is to manage the characteristics of investment assets (such as duration, yield, currency, and liquidity) to meet the varying demands of the related insurance and contractholder liabilities (such as paying claims, investment returns and withdrawals). As part of this investment strategy, Connecticut General typically uses derivatives to minimize interest rate, foreign currency and equity price risks. Connecticut General routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize credit risk.

Connecticut General uses hedge accounting when derivatives are designated, qualify and are highly effective as hedges. Under hedge accounting, the changes in fair value of the derivative and the hedged risk are generally recognized together and offset each other when reported in net income.

Connecticut General accounts for derivative instruments as follows:

o Derivatives are reported on the balance sheet at fair value with changes in fair values reported in net income or accumulated other comprehensive income.

o Changes in the fair value of derivatives that hedge market risk related to future cash flows - and that qualify for hedge accounting - are reported in a separate caption in accumulated other comprehensive income. These hedges are referred to as cash flow hedges.

o A change in the fair value of a derivative instrument may not always equal the change in the fair value of the hedged item; this difference is referred to as hedge ineffectiveness. Where hedge accounting is used, Connecticut General reflects hedge ineffectiveness in net income (generally as part of realized investment gains and losses).

o Features of certain investments and obligations, called embedded derivatives, are accounted for as derivatives. As permitted under SFAS No. 133, derivative accounting has not been applied to these features of such investments or obligations existing before January 1, 1999.

NOTES TO THE FINANCIAL STATEMENTS

In 2003, Connecticut General recorded a pre-tax loss of $4 million in other operating expenses reflecting the net changes in fair value (due to revised credit risk assumptions partially offset by stock market increases) for reinsurance contracts that guarantee minimum income benefits. In 2002, Connecticut General recorded a pre-tax loss of $16 million reflecting the net changes in fair value for these contracts due to stock market decreases and changes in assumptions.

Connecticut General recorded pre-tax realized investment gains (losses) from swaps on commercial loan pools of $23 million in 2003, $(1) million in 2002 and $(12) million in 2001.

See Note 5 to the Financial Statements for a discussion of derivatives associated with guaranteed minimum death benefit contracts and Note 18 to the Financial Statements for a discussion of derivatives associated with guaranteed minimum income benefit contracts. The other effects of derivatives were not material to Connecticut General's consolidated results of operations, liquidity or financial condition for 2003, 2002 or 2001.

NOTES TO THE FINANCIAL STATEMENTS

The table below presents information about the nature and accounting treatment of Connecticut General's primary derivative financial instruments. Derivatives in Connecticut General's separate accounts are not included because associated gains and losses generally accrue directly to policyholders.

==================================================================================================================================
INSTRUMENT           RISK        PURPOSE                            CASH FLOWS                         ACCOUNTING POLICY
----------------------------------------------------------------------------------------------------------------------------------
FUTURES AND FOREIGN  Primarily   To reduce domestic and             For futures, Connecticut General   Fair value changes are
CURRENCY FORWARDS    equity      international equity market        receives (pays) cash daily in      reported in other revenues.
                     and         exposures  for certain             the amount of the change in fair   Fair values of foreign
                     foreign     specialty life reinsurance         value of the futures contracts.    currency forwards are
                     currency    contracts that guarantee           For foreign currency forwards,     recorded in other assets or
                     risks       death benefits resulting from      Connecticut General periodically   other liabilities.
                                 changes in variable annuity        exchanges the difference between
                                 account values based on            domestic and international
                                 underlying mutual funds.           currencies, to begin at a
                                                                    designated future date.
----------------------------------------------------------------------------------------------------------------------------------
FUTURES              Interest    To hedge fair value changes of     Connecticut General receives       Using cash flow hedge
                     rate risk   fixed maturity and mortgage        (pays) cash daily in the amount    accounting, fair value
                                 loan investments to be purchased.  of the change in fair value        changes are reported in
                                                                    of the futures contracts.          other comprehensive income
                                                                                                       and amortized into net
                                                                                                       investment income over the
                                                                                                       life of the investments
                                                                                                       purchased.
----------------------------------------------------------------------------------------------------------------------------------
SWAPS                Interest    To hedge the interest or foreign   Connecticut General periodically   Using cash flow hedge
                     rate and    currency cash flows of fixed       exchanges cash flows between       accounting, fair values of
                     foreign     maturities, securities supporting  variable and fixed interest        swaps hedging fixed
                     currency    experience-rated pension           rates or between two currencies    maturities and mortgage
                     risk        policyholder contracts and         for both principal and interest.   loans are reported in other
                                 mortgage loans to match associated                                    long-term investments or
                                 liabilities. Currency swaps                                           other liabilities and other
                                 are primarily euros and extend for                                    comprehensive income. Net
                                 periods of up to 18 years.                                            interest cash flows are
                                                                                                       reported in net investment
                                                                                                       income. For swaps hedging
                                                                                                       securities supporting
                                                                                                       experience-rated pension
                                                                                                       policyholder contracts,
                                                                                                       fair value changes are
                                                                                                       reported in other long-term
                                                                                                       investments or other
                                                                                                       liabilities and in
                                                                                                       contractholder deposit fund
                                                                                                       liabilities, with no effect
                                                                                                       on net income.
----------------------------------------------------------------------------------------------------------------------------------
FORWARD SWAPS        Interest    To hedge fair value changes of     Connecticut General periodically   Fair values are reported in
                     rate risk   securities and mortgage loans      exchanges the difference between   other long-term investments
                                 supporting experience-rated        variable and fixed rate asset cash or other liabilities and in
                                 pension policyholder contracts.    flows, to begin at a designated    contractholder deposit fund
                                                                    future date.                       liabilities, with no effect
                                                                                                       on net income.
                                 -------------------------------------------------------------------------------------------------
                                 To hedge fair value changes of     Connecticut General receives       Fair values of the forward
                                 mortgage loan participations to    (pays) cash in the amount of fair  swaps are reported in other
                                 be sold.                           value changes when the mortgage    assets or liabilities, with
                                                                    loan participation is sold.        changes reported in other
                                                                                                       revenues or other operating
                                                                                                       expenses.
----------------------------------------------------------------------------------------------------------------------------------
SWAPS ON             Interest    To obtain returns based on the     Connecticut General receives       Fair values of the swaps
COMMERCIAL LOAN      rate and    performance of underlying          cash based on the performance of   are reported in other long-
POOLS                credit      commercial loan pools.             underlying commercial loan pools.  term investments or other
                     risk                                                                              liabilities, with changes
                                                                                                       reported in realized
                                                                                                       investment gains and losses.
                                                                                                       Prior to December 31, 2003,
                                                                                                       total return swaps were
                                                                                                       reported as embedded
                                                                                                       derivatives in fixed
                                                                                                       maturities.
----------------------------------------------------------------------------------------------------------------------------------
WRITTEN AND          Primarily   Connecticut General has written    Connecticut General periodically   Fair values are reported in
PURCHASED OPTIONS    equity      specialty life reinsurance         receives (pays) fees and will      other liabilities and other
                     risk        contracts to guarantee minimum     pay (receive) cash resulting       assets. Changes in fair
                                 income benefits resulting from     from the unfavorable changes in    value are reported in other
                                 unfavorable changes in variable    account values when account        operating expenses.
                                 annuity account values based on    holders elect to receive minimum
                                 underlying mutual funds.           income payments.
                                 Connecticut General purchased
                                 reinsurance contracts to hedge
                                 the market risks assumed. These
                                 contracts are accounted for as
                                 written and purchased options.
----------------------------------------------------------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS

NOTE 9 - ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

Changes in accumulated other comprehensive income (loss) (which exclude policyholder share) were as follows:

================================================================
                                              Tax
                                           (Expense)
(In millions)                    Pre-Tax    Benefit    After-Tax
================================================================
2003
================================================================
NET UNREALIZED
 APPRECIATION, SECURITIES:
Unrealized appreciation on
 securities held                  $119      $ (43)       $ 76
Losses realized on securities       23         (8)         15
----------------------------------------------------------------
  Net unrealized appreciation,
   securities                     $142      $ (51)       $ 91
--------------------------------================================
  NET UNREALIZED DEPRECIATION,
   DERIVATIVES                    $(28)     $  10        $(18)
--------------------------------================================
  NET TRANSLATION OF FOREIGN
   CURRENCIES                     $  3      $  (1)       $  2
--------------------------------================================
2002
----------------------------------------------------------------
NET UNREALIZED
 APPRECIATION, SECURITIES:
  Unrealized appreciation on
   securities held                $159      $ (43)       $116
  Losses realized on securities    178        (63)        115
----------------------------------------------------------------
  Net unrealized appreciation,
   securities                     $337      $(106)       $231
--------------------------------================================
  NET UNREALIZED DEPRECIATION,
   DERIVATIVES                    $ (6)     $   2        $ (4)
--------------------------------================================
  NET TRANSLATION OF FOREIGN
   CURRENCIES                     $ 10      $  (6)       $  4
--------------------------------================================
  2001
----------------------------------------------------------------
  NET UNREALIZED
   APPRECIATION, SECURITIES:
  Unrealized depreciation on
   securities held                $(96)     $  33        $(63)
  Losses realized on securities    224        (78)        146
  Reclassification to
   establish separate caption
   for derivatives                  (6)         2          (4)
----------------------------------------------------------------
  Net unrealized appreciation,
   securities                     $122      $ (43)       $ 79
--------------------------------================================
  NET UNREALIZED
   APPRECIATION, DERIVATIVES:
  Reclassification to
   establish separate caption
   for derivatives                $  6      $  (2)       $  4
  Unrealized appreciation on
   derivatives held                  8         (3)          5
----------------------------------------------------------------
  Net unrealized appreciation,
   derivatives                    $ 14      $  (5)       $  9
--------------------------------================================
  NET TRANSLATION OF FOREIGN
   CURRENCIES                     $(11)     $   4        $ (7)
--------------------------------================================


NOTE 10 - INVESTMENT INCOME AND GAINS AND LOSSES

A. NET INVESTMENT INCOME
   ---------------------

The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

===============================================================
(In millions)                     2003       2002      2001
---------------------------------------------------------------
Fixed maturities                 $1,353     $1,505     $1,429
Securities supporting
 experience-rated pension
 policyholder contracts             171         --         --
Equity securities                     2          1          1
Mortgage loans                      581        644        713
Policy loans                        136        177        208
Real estate                          71         59         90
Other long-term investments          21         33         36
Short-term investments and
 cash                                15         18         43
                                 ------     ------     ------
                                  2,350      2,437      2,520

Less investment expenses             85         71         79
---------------------------------------------------------------
Net investment income            $2,265     $2,366     $2,441
-------------------------------================================

Net investment income attributable to experience-rated pension policyholder contracts (which is included in Connecticut General's revenues and is primarily offset by amounts included in benefits, losses and settlement expenses) was approximately $1.0 billion for 2003, $1.3 billion for 2002 and $1.5 billion for 2001. Net investment income for separate accounts (which is not reflected in Connecticut General's revenues) was approximately $600 million for 2003, $800 million for 2002 and $1.0 billion for 2001.

Fixed maturities, securities supporting experience-rated pension policyholder contracts and mortgage loans on which Connecticut General recognizes interest income only when cash is received (referred to as non-accrual investments), including policyholder share, were as follows at December 31:

===============================================================
(In millions)                          2003            2002
---------------------------------------------------------------
Restructured                           $ 93            $148
Delinquent                               72             112
---------------------------------------------------------------
Total non-accrual investments          $165            $260
-------------------------------------==========================

Net investment income was $13 million lower in 2003, $23 million lower in 2002 and $18 million lower in 2001 than it would have been if interest on non-

NOTES TO THE FINANCIAL STATEMENTS

accrual investments had been recognized in accordance with the original terms of these investments.

B. REALIZED INVESTMENT GAINS AND LOSSES
   ------------------------------------

Realized gains and losses on investments, excluding policyholder share, for the year ended December 31 were as follows:

===============================================================
(In millions)                     2003       2002       2001
---------------------------------------------------------------
Fixed maturities                  $(24)     $(178)     $(214)
Equity securities                    1         --        (10)
Mortgage loans                      (2)       (10)        (1)
Real estate                        (18)       (37)       (11)
Other                              116         70         11
                                  ----      ------     ------
                                    73       (155)      (225)

Less income taxes (benefits)        25        (46)       (79)
---------------------------------------------------------------
Net realized investment gains
 (losses)                         $ 48      $(109)     $(146)
--------------------------------===============================

Realized investment gains and losses included impairments in the value of investments, net of recoveries, of $127 million in 2003, $157 million in 2002 and $185 million in 2001.

Realized investment gains and losses that are not reflected in Connecticut General's revenues for the year ended December 31 were as follows:

===============================================================
(In millions)                     2003       2002       2001
---------------------------------------------------------------
Separate accounts                $(208)   $(1,695)     $(810)
Policyholder contracts:
  Policyholder results           $ 189    $  (520)     $(157)
  Effects of 2003 trading
   reclassification              $ 814    $    --      $  --
---------------------------------------------------------------

Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

===============================================================
(In millions)                      2003        2002     2001
---------------------------------------------------------------
Proceeds from sales               $6,821      $3,286   $1,798
Gross gains on sales              $  243      $  102   $   60
Gross losses on sales             $  (57)     $ (289)  $ (130)
---------------------------------------------------------------

NOTE 11- SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

The Connecticut Insurance Department, which regulates Connecticut General, prescribes accounting practices (which differ in some respects from generally accepted accounting principles) to determine statutory net income and surplus.

Connecticut General's statutory net income (loss) for the year ended, and surplus as of, December 31 were as follows:

===============================================================
(In millions)                     2003        2002       2001
---------------------------------------------------------------
Net income (loss)                 $  705     $ (445)    $  358
Surplus                           $2,859     $2,298     $2,141
---------------------------------------------------------------

Connecticut General is subject to regulatory restrictions that limit the amount of annual dividends or other distributions (such as loans or cash advances) it may extend to its shareholder without prior approval of regulatory authorities. The maximum dividend distribution that Connecticut General may make during 2004 without prior approval is $591 million. The amount of net assets that could not be distributed without prior approval as of December 31, 2003 was $3.9 billion.

Connecticut General's capital stock consisted of 5,978,322 shares of common stock authorized and outstanding as of December 31, 2003 and 2002 (par value $5).

NOTE 12 - INCOME TAXES

Management believes that Connecticut General's taxable income expected to be generated in the future will be sufficient to realize Connecticut General's net deferred tax assets of $507 million as of December 31, 2003, and $574 million as of December 31, 2002. This determination is based on Connecticut General's earnings history and future expectations.

Connecticut General's deferred tax asset is net of a federal valuation allowance of $48 million as of December 31, 2003, and $45 million as of December 31, 2002. The valuation allowance represents reserves against the recoverability of asset basis. The valuation allowance reflects management's assessment as to whether certain deferred tax assets will be realizable. Their assessment could be revised in the near term if underlying circumstances change.

Through 1983, a portion of Connecticut General's statutory income was not subject to current income taxation, but was accumulated in a designated policyholders' surplus account. Additions

NOTES TO THE FINANCIAL STATEMENTS

to the account were no longer permitted beginning in 1984. Connecticut General's existing account balance of $450 million would result in a $158 million tax liability only if it were distributed or treated as distributed to shareholders as defined by the Internal Revenue Code. Connecticut General has not provided taxes on this amount because management believes it is remote that conditions requiring taxation will be met.

CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service. In management's opinion, adequate tax liabilities have been established for all years. These liabilities could be revised in the near term if estimates of the ultimate liability change.

Deferred income tax assets and liabilities as of December 31 were as follows:

================================================================
(In millions)                                  2003       2002
----------------------------------------------------------------
DEFERRED TAX ASSETS
Investments, net                               $147       $180
Employee and retiree benefit
 plans                                          224        271
Deferred gains on sales of
 businesses                                     136        155
Policy acquisition expenses                     132        117
Other insurance and
 contractholder liabilities                     314        235
Other                                            35         18
                                               ----       ----
Deferred tax assets before
 valuation allowance                            988        976
Valuation allowance for
 deferred tax assets                            (48)       (45)
                                               ----       ----
Deferred tax assets, net of
 valuation allowance                            940        931
                                               ----       ----
DEFERRED TAX LIABILITIES
Depreciation and amortization                   197        172
Unrealized appreciation on
 investments                                    236        185
                                               ----       ----
Total deferred tax liabilities                  433        357
----------------------------------------------------------------
Net deferred income tax assets                 $507       $574
---------------------------------------------===================

Current income taxes receivable were $64 million as of December 31, 2003, and $565 million as of December 31, 2002.

The components of income taxes for the year ended December 31 were as follows:

==================================================================
(In millions)                        2003        2002       2001
------------------------------------------------------------------
CURRENT TAXES (BENEFITS)
U.S. income                          $140       $(246)      $ 11
Foreign income                         (1)          2          1
State income                           (9)         --         (5)
                                     ----       -----       ----
                                      130        (244)         7
                                     ----       -----       ----
DEFERRED TAXES (BENEFITS)
U.S. income                            29         (19)       339
                                     ----       -----       ----
                                       29         (19)       339
------------------------------------------------------------------
Total income taxes (benefits)        $159       $(263)      $346
-----------------------------------===============================

Total income taxes (benefits) for the year ended December 31 were different from the amount computed using the nominal federal income tax rate of 35% for the following reasons:

==================================================================
(In millions)                       2003       2002       2001
------------------------------------------------------------------
Tax expense (benefit) at            $201      $(249)      $369
 nominal rate
Dividends received deduction         (18)       (13)       (13)
Amortization of goodwill              --         --          5
Tax-exempt interest income            (4)        (3)        (4)
State income tax (net of
 federal income tax benefit)          (4)        --         (2)
Interest from resolved federal
 tax audits                          (11)        --         --
Change in net valuation
 allowance                             3         --         --
Other                                 (8)         2         (9)
-----------------------------------------------------------------
Total income taxes (benefits)       $159      $(263)      $346
-----------------------------------===============================

NOTE 13 - PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

A. PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
   ----------------------------------------------

Connecticut General provides pension, health care and life insurance benefits to eligible retired employees, spouses and other eligible dependents through various plans which are sponsored by CIGNA.

Pension benefits are provided through a plan covering most domestic employees and by a separate pension plan for former agents. CIGNA funds the pension plans at

NOTES TO THE FINANCIAL STATEMENTS

least at the minimum amount required by the Employee Retirement Income Security Act of 1974 (ERISA). The allocated pension cost for Connecticut General was $46 million in 2003, $26 million in 2002 and $7 million in 2001. Connecticut General held assets for these plans totaling approximately $1.5 billion at December 31, 2003, and $1.3 billion at December 31, 2002.

Expense for postretirement benefits other than pensions allocated to Connecticut General totaled $9 million for 2003 and 2002 and $8 million for 2001. The other postretirement benefit liability included in accounts payable, accrued expenses and other liabilities was $335 million as of December 31, 2003, and $352 million as of December 31, 2002.

B. 401(k) PLANS
   ------------

CIGNA sponsors a 401(k) plan in which CIGNA matches a portion of employees' pre-tax contributions. Participants may invest in CIGNA common stock, several diversified stock funds, a bond fund and a fixed-income fund.

CIGNA may elect to increase its matching contributions if CIGNA's annual performance meets certain targets. A substantial amount of CIGNA's matching contributions are invested in CIGNA common stock. Connecticut General's allocated expense for this plan was $23 million each for 2003 and 2002 and $28 million for 2001.

NOTE 14 - REINSURANCE

In the normal course of business, Connecticut General enters into agreements with other insurance companies to assume and cede reinsurance. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses. Reinsurance does not relieve the originating insurer of liability. Connecticut General evaluates the financial condition of its reinsurers and monitors their concentrations of credit risk.

INDIVIDUAL LIFE AND ANNUITY REINSURANCE. Connecticut General had a reinsurance recoverable of $5.4 billion at December 31, 2003 and $5.6 billion at December 31, 2002, from Lincoln National Corporation that arose from the 1998 sale of Connecticut General's individual life insurance and annuity business to Lincoln through an indemnity reinsurance arrangement. See Note 4(C) for information about this sale.

UNICOVER AND OTHER RUN-OFF REINSURANCE. The Run-off Reinsurance operations participate in a workers' compensation reinsurance pool, which ceased accepting new risks in early 1999. This pool was formerly managed by Unicover Managers, Inc. Although an arbitration over the most significant reinsurance (retrocessional) contracts for the pool was completed in 2002, some disputes over collection of amounts due Connecticut General from the retrocessionaires continue and may require further arbitration actions to resolve. Also, disputes and arbitrations regarding other reinsurance (retrocessional) contracts for the pool remain and may not be resolved for some time.

Run-off Reinsurance also includes other workers' compensation reinsurance contracts, as well as personal accident reinsurance contracts.

In 2002, Connecticut General recorded an after-tax charge of $143 million ($220 million pre-tax) based on the outcome of the Unicover arbitration as well as a review of other exposures for the run-off reinsurance operations.

Connecticut General reserves for amounts recoverable from retrocessionaires, as well as for reserves for liabilities associated with underlying reinsurance exposures assumed by Connecticut General, are considered appropriate as of December 31, 2003, based on current information. However, it is possible that future developments regarding these matters could result in a material adverse effect on Connecticut General's consolidated results of operations.

OTHER REINSURANCE. Connecticut General could have losses if reinsurers fail to indemnify Connecticut General on other reinsurance arrangements, whether because of reinsurer insolvencies or contract disputes. However, management does not expect charges for other unrecoverable reinsurance to have a material adverse

NOTES TO THE FINANCIAL STATEMENTS

effect on Connecticut General's consolidated results of operations, liquidity or financial condition.

EFFECTS OF REINSURANCE. In Connecticut General's consolidated income statements, premiums and fees were net of ceded premiums, and benefits, losses and settlement expenses were net of reinsurance recoveries, in the following amounts:

================================================================
(In millions)                      2003       2002       2001
----------------------------------------------------------------
PREMIUMS AND FEES
Short duration contracts:
 Direct                           $5,984      $6,072    $5,355
 Assumed                           1,039         901       729
 Ceded                              (110)        (64)     (153)
                                  ------      ------    ------
                                   6,913       6,909     5,931
                                  ------      ------    ------
Long-duration contracts:
 Direct                            1,301       1,421     1,518
 Assumed                             410         456       504
 Ceded:
   Individual life insurance and
    annuity business sold           (329)       (364)     (386)
   Other                             (51)        (79)      (98)
                                  ------      ------    ------
                                   1,331       1,434     1,538
----------------------------------------------------------------
Total                             $8,244      $8,343    $7,469
--------------------------------================================
REINSURANCE RECOVERIES
Individual life insurance and
 annuity business sold            $  298      $  326    $  269
Other                                 79          43       262
----------------------------------------------------------------
Total                             $  377      $  369    $  531
--------------------------------================================

The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the recognized premium and fees amounts shown in the above table.

NOTE 15 - LEASES AND RENTALS

Rental expenses for operating leases, principally for office space, amounted to $88 million in 2003, $74 million in 2002 and $56 million in 2001.

As of December 31, 2003, future net minimum rental payments under non-cancelable operating leases were approximately $353 million, payable as follows (in millions): $65 in 2004, $62 in 2005, $56 in 2006, $48 in 2007,
$32 in 2008 and $90 thereafter.

NOTE 16 - SEGMENT INFORMATION

Operating segments generally reflect groups of related products. Connecticut General measures the financial results of its segments using "segment earnings" (which is defined as net income excluding after-tax realized investment gains and losses). Connecticut General's operations are not materially dependent on one or a few customers, brokers or agents.

As discussed in Note 3, Connecticut General changed its segment reporting and reclassified prior period amounts to conform to the current presentation. Connecticut General presents segment information as follows:

HEALTH CARE includes a range of indemnity group health care products and services through guaranteed cost, experience-rated, administrative services only and minimum premium funding arrangements. This business also continues to manage certain disability and life insurance products which were historically sold in connection with certain experience-rated medical accounts.

RETIREMENT includes investment products and professional services primarily to sponsors of qualified pension, profit sharing and retirement savings plans. This segment also provides certain corporate and variable life insurance products. As discussed in Note 4(A), most of the operations reported in this segment were sold on April 1, 2004.

RUN-OFF REINSURANCE CONSISTS of the run-off reinsurance business, which includes accident, domestic health and specialty life reinsurance businesses. Connecticut General has stopped underwriting new reinsurance business.

NOTES TO THE FINANCIAL STATEMENTS

OTHER OPERATIONS consist of:

o deferred gains recognized from the 1998 sale of the individual life insurance and annuity business;

o international operations that provide life, accident, health coverage and offer employee benefits outside the United States;

o corporate life insurance on which policy loans are outstanding (leveraged corporate life insurance);

o   guaranteed variable universal life insurance business;

o   settlement annuity business; and

o the amount received from the resolution of federal tax audits, as discussed in Note 12.

Connecticut General determines segment earnings (loss) consistent with the accounting policies for the consolidated financial statements. Connecticut General allocates other corporate general, administrative and systems expenses on systematic bases. Income taxes are generally computed as if each segment were filing separate income tax returns.

Summarized segment financial information for the year ended and as of December 31 was as follows:

================================================================
(In millions)                      2003       2002       2001
----------------------------------------------------------------
HEALTH CARE
Premiums and fees and other
 revenues                        $ 7,894    $ 7,786    $ 6,722
Net investment income                219        228        244
                                 -------    -------  ---------
Segment revenues                 $ 8,113    $ 8,014    $ 6,966
Income taxes                     $   163    $   110    $   252
Segment earnings                 $   310    $   216    $   455
Assets under management:
 Invested assets                 $ 3,750    $ 3,162    $ 3,096
 Separate account assets             882      1,238      1,828
                                 -------    -------    -------
Total                            $ 4,632    $ 4,400    $ 4,924
                               =================================
RETIREMENT
Premiums and fees and other
 revenues                        $   199    $   324    $   310
Net investment income              1,572      1,651      1,667
                                 -------    -------    -------
Segment revenues                 $ 1,771    $ 1,975    $ 1,977
Income taxes                     $   118    $    97    $    89
Segment earnings                 $   253    $   227    $   213
Assets under management:
 Invested assets                 $23,320    $24,875    $22,756
 Separate account assets          32,652     27,814     31,579
                                 -------    -------    -------
Total                            $55,972    $52,689    $54,335
                               =================================
RUN-OFF REINSURANCE
Premiums and fees and other
 revenues                        $  (473)   $   222    $   240
Net investment income                 80         41         47
                                 -------    -------    -------
Segment revenues                 $  (393)   $   263    $   287
Income taxes (benefits)          $  (177)   $  (476)   $    14
Segment earnings (loss)          $  (330)   $  (884)   $    27
Assets under management:
 Invested assets                 $ 1,785    $ 1,304    $   788
 Separate account assets              --         --         --
                                 -------    -------    -------
Total                            $ 1,785    $ 1,304    $   788
                               =================================

----------------------------------------------------------------
(In millions)                      2003       2002       2001
----------------------------------------------------------------
OTHER OPERATIONS
Premiums and fees and other
 revenues                        $   643    $   627    $   662
Net investment income                394        446        483
                                 -------    -------    -------
Segment revenues                 $ 1,037    $ 1,073    $ 1,145
Income taxes                     $    30    $    52    $    70
Segment earnings                 $   135    $   102    $   159
Assets under management:
 Invested assets                 $ 4,758    $ 5,699    $ 6,238
 Separate account assets             822      1,307      1,810
                                 -------    -------    -------
Total                            $ 5,580    $ 7,006    $ 8,048
                               =================================
REALIZED INVESTMENT GAINS
 (LOSSES)
Realized investment gains
 (losses)                        $    73    $  (155)   $  (225)
Income taxes (benefits)               25        (46)       (79)
                                 -------    -------    -------
Realized investment gains
 (losses), net of taxes          $    48    $  (109)   $  (146)
                               =================================
TOTAL
Premiums and fees and other
 revenues                        $ 8,263    $ 8,959    $ 7,934
Net investment income              2,265      2,366      2,441
Realized investment losses            73       (155)      (225)
                                 -------    -------    -------
Total revenues                   $10,601    $11,170    $10,150
Income taxes (benefits)          $   159    $  (263)   $   346
Segment earnings (loss)          $   368    $  (339)   $   854
Realized investment gains
 (losses), net of taxes               48       (109)      (146)
                                 -------    -------    -------
Net income (loss)                $   416    $  (448)   $   708
                               =================================
ASSETS UNDER MANAGEMENT

Invested assets                  $33,613    $35,040    $32,878
Separate account assets           34,356     30,359     35,217
                                 -------    -------    -------
Total                            $67,969    $65,399    $68,095
                               =================================

Premiums and fees and other revenues by product type were as follows for the year ended December 31:

================================================================
(In millions)                      2003       2002       2001
----------------------------------------------------------------
Medical and Dental Indemnity     $ 6,238    $ 6,217    $ 5,360
Group Life                           880        959        998
Other                              1,145      1,783      1,576
----------------------------------------------------------------
Total                            $ 8,263    $ 8,959    $ 7,934
-------------------------------=================================

Connecticut General's foreign activities, including premiums and fees, net income, translation adjustments, transaction losses and long-lived assets for the years

NOTES TO THE FINANCIAL STATEMENTS

ended and as of December 31, 2003 2002 and 2001 were not material.

NOTE 17 - RELATED PARTY TRANSACTIONS

Connecticut General is the beneficiary under a $433 million syndicated bank letter of credit agreement obtained by CIGNA to support a reinsurance arrangement between Connecticut General and an affiliated reinsurer. At December 31, 2003, a nominal amount was issued under this letter of credit agreement to support the reinsurance of one contract for an insignificant amount of premium.

Connecticut General has assumed settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by Connecticut General for this business were $1.7 billion at December 31, 2003 and 2002. Connecticut General has also assumed the settlement annuity and group pension business written by CIGNA Life Insurance Company of New York (CLICNY), another affiliate. Reserves held by Connecticut General for this business were approximately $170 million at December 31, 2003 and $166 million at December 31, 2002.

Connecticut General assumes certain accident and health business from CLICNY. Connecticut General assumed premiums of $1.1 billion in 2003, $856 million in 2002 and $700 million in 2001 and held reserves of $44 million at December 31, 2003 and $30 million at December 31, 2002.

Connecticut General cedes long-term disability business to LINA. Reinsurance recoverables from LINA were $582 million at December 31, 2003 and $635 million at December 31, 2002.

Connecticut General has an arrangement with International Rehabilitation Services Inc., an affiliate, to receive certain rehabilitation, utilization review and medical review services. Connecticut General paid $31 million in 2003, $104 million in 2002 and $83 million in 2001.

Connecticut General, along with other CIGNA subsidiaries, has entered into arrangements with CIGNA Investments Inc. and TimeSquare Capital Management, Inc., for investment advisory services. Fees paid by Connecticut General totaled $57 million in 2003, $54 million in 2002 and $58 million in 2001.

Connecticut General has an arrangement with CIGNA Health Corporation and its subsidiaries and affiliates to use managed care provider networks and other administrative services for group health benefit plans insured or administered by Connecticut General. Fees paid by Connecticut General totaled $969 million in 2003, $1.0 billion in 2002 and $917 million in 2001.

Connecticut General had lines of credit available from affiliates totaling $650 million at December 31, 2003 and 2002. Borrowings are primarily payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. For fixed rate lines, borrowings are payable at the stated maturity of such loans with interest rates equivalent to the commercial paper rate as quoted by CIGNA dealers. Interest expense was less than $1 million in 2003, 2002 and 2001. There were $35 million in borrowings outstanding under such lines at December 31, 2003. There were $25 million in borrowings outstanding under such lines at December 31, 2002.

Connecticut General had extended lines of credit to affiliates totaling $600 million at December 31, 2003 and 2002. All loans are payable upon demand with interest rates equivalent to CIGNA's short-term borrowing rate. There were no borrowings outstanding under such lines at the end of 2003 and 2002.

Connecticut General, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of increasing earnings on short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. Connecticut General had balances in the Account of approximately $450 million at December 31, 2003 and $800 million at December 31, 2002.

NOTES TO THE FINANCIAL STATEMENTS

CIGNA allocates to Connecticut General its share of operating expenses incurred at the corporate level. Connecticut General also allocates a portion of its operating expenses to affiliated companies for whom it performs certain administrative services.

NOTE 18 - CONTINGENCIES

A. FINANCIAL GUARANTEES
   --------------------

Connecticut General is contingently liable for various financial guarantees provided in the ordinary course of business.

Separate account assets are contractholder funds maintained in accounts with specific investment objectives. Connecticut General records separate account liabilities equal to separate account assets. In certain cases, Connecticut General guarantees a minimum level of benefits for retirement and insurance contracts written in separate accounts. Connecticut General establishes an additional liability if management believes that Connecticut General will be required to make a payment under these guarantees, which include the following:

o Connecticut General guarantees that separate account assets will be sufficient to pay certain retiree or life benefits. The sponsoring employers are primarily responsible for ensuring that assets are sufficient to pay these benefits and are required to maintain assets that exceed a certain percentage of benefit obligations. This percentage varies depending on the asset class within a sponsoring employer's portfolio (for example, a bond fund would require a lower percentage than a riskier equity fund) and thus will vary as the composition of the portfolio changes. If employers do not maintain the required levels of separate account assets, Connecticut General has the right to redirect the management of the related assets to provide for benefit payments. As of December 31, 2003, employers maintained assets that exceeded 102% to 132% of benefit obligations. Benefit obligations under these arrangements were $3.5 billion as of December 31, 2003, and $3.3 billion as of December 31, 2002. There were no additional liabilities required for these guarantees as of December 31, 2003 or 2002.

o For certain employer-sponsored savings and retirement plans, Connecticut General guarantees that participants will receive the value of their accounts at the time of withdrawal. These guarantees could require payment by Connecticut General in the event that a significant number of plan participants withdraw their accounts when the market value of the related separate account assets is less than the plan participant account values at the time of withdrawal. Participant account values under these arrangements are invested primarily in fixed income investments and were $2.0 billion as of December 31, 2003, and $1.7 billion as of December 31, 2002. There were no additional liabilities required for these guarantees as of December 31, 2003 or 2002.

NOTES TO THE FINANCIAL STATEMENTS

o Connecticut General guarantees a minimum level of earnings (based on investment, mortality and retirement experience) for a certain group annuity contract. If the actual investment return is less than the minimum guaranteed level, Connecticut General is required to fund the difference. The guaranteed benefit obligation was $304 million as of December 31, 2003, and $313 million as of December 31, 2002. Connecticut General had additional liabilities for this guarantee of $15 million as of December 31, 2003 and 2002.

Connecticut General guaranteed a construction loan of $26 million as of December 31, 2003 ($106 million of construction loans as of December 31, 2002) related to a real estate joint venture investment. The loan is secured by joint venture real estate property with fair value in excess of the loan amount and matures in 2008, including extension options. Connecticut General would be required to repay the construction loan if permanent financing could not be obtained. Connecticut General also guaranteed $14 million of interest and principal for industrial revenue bonds as of December 31, 2003 ($50 million as of December 31, 2002). The bonds, payable in 2007, are secured by property and other assets held by a real estate partnership and Connecticut General has recourse to its partner for 50% of any amounts paid under the guarantee. There were no liabilities required for these guarantees as of December 31, 2003 or 2002.

Connecticut General does not expect that these guarantees will have a material adverse effect on Connecticut General's consolidated results of operations, liquidity or financial condition.

B. GUARANTEED MINIMUM INCOME BENEFIT CONTRACTS
   -------------------------------------------

Connecticut General has written reinsurance contracts with issuers of variable annuity contracts that provide annuitants with certain guarantees related to minimum income benefits. When annuitants elect to receive these minimum income benefits, Connecticut General may be required to make payments based on changes in underlying mutual fund values and interest rates.

Connecticut General has purchased reinsurance from third parties, which covers 80% of the exposures of these contracts. Connecticut General estimates the fair value of the assets and liabilities associated with these contracts using assumptions as to equity market returns, volatility of the underlying equity and bond mutual fund investments, interest rates, mortality, annuity election rates, policy surrenders and credit risks.

Connecticut General is required to disclose the maximum potential undiscounted future payments for guarantees related to minimum income benefits using hypothetical worse-case assumptions, defined as follows:

o   no annuitants surrendered their accounts, and

o   all annuitants lived to elect their benefit, and

o all annuitants elected to receive their benefit on the first available date (beginning in 2004 through 2014), and

o all underlying mutual fund investment values remained at the December 31, 2003 value of $3.3 billion, with no future returns.

The maximum potential undiscounted payments that Connecticut General would make under those assumptions would aggregate $1.8 billion before reinsurance recoveries. Connecticut General believes the likelihood of such payment is remote. Connecticut General has purchased reinsurance from third parties which covers 80% of the exposures on these contracts. Connecticut General has revised credit risk assumptions for about 25% of the exposures on these contracts. Connecticut General expects the amount of actual payments to be significantly less than this hypothetical undiscounted aggregate amount.

As of December 31, 2003, Connecticut General had liabilities of $74 million related to these contracts and net amounts recoverable from reinsurers of $51 million. In 2003, Connecticut General reduced its amount recoverable

NOTES TO THE FINANCIAL STATEMENTS

from reinsurers by $9 million pre-tax related to revised credit risk assumptions. Connecticut General had an additional liability of $40 million associated with the cost of reinsurance as of December 31, 2003.

As of December 31, 2002, Connecticut General had liabilities of $95 million related to these contracts and amounts recoverable from reinsurers of $76 million. Connecticut General also had an additional liability of $44 million associated with the cost of reinsurance as of December 31, 2002.

Management believes the current assumptions used to estimate reserves for these liabilities are appropriate. See Note 8(H) for further information.

C. REGULATORY AND INDUSTRY DEVELOPMENTS
   ------------------------------------

HEALTH CARE REGULATION. The business of administering and insuring employee benefit programs, particularly health care programs, is heavily regulated by federal and state laws and administrative agencies, such as state departments of insurance and the federal Departments of Labor and Justice, as well as the courts. Regulation and judicial decisions have resulted in changes to industry and Connecticut General's business practices and will continue to do so in the future. In addition, Connecticut General's subsidiaries are routinely involved with various claims, lawsuits and regulatory audits and investigations that could result in financial liability, changes in business practices, or both. Health care regulation in its various forms could have an adverse effect on Connecticut General's health care operations if it inhibits Connecticut General's ability to respond to market demands or results in increased medical or administrative costs without improving the quality of care or services.

The United States Supreme Court has agreed to review a case involving Connecticut General in which the issue is preemption by ERISA of a state law tort claim in circumstances involving a determination, based on medical judgment, that benefits were not covered. A determination that ERISA does not preempt state law would have an adverse effect on the health care industry and on Connecticut General.

The Health Insurance Portability and Accountability Act of 1996 (HIPAA) and related regulations have created significant regulatory requirements related to, among other things, the privacy of individually identifiable health care information, electronic data interchange and the security of electronic health information. Connecticut General has instituted systems enhancements and training, and has undertaken other administrative efforts to satisfy these requirements. Connecticut General's incremental technology and business-related after-tax expenses associated with HIPAA compliance efforts were approximately $22 million in 2003 and $8 million in 2002.

Other possible regulatory changes that could have an adverse effect on Connecticut General's health care operations include:

o additional mandated benefits or services that increase costs without improving the quality of care;

o   narrowing of the ERISA preemption of state laws;

o changes in ERISA regulations resulting in increased administrative burdens and costs;

o   additional restrictions on the use of prescription drug formularies;

o additional privacy legislation and regulations that interfere with the proper use of medical information for research, coordination of medical care and disease management;

o additional rules establishing the time periods for payment of health care provider claims that vary from state to state; and

o legislation that would exempt independent physicians from antitrust laws.

The health care industry remains under scrutiny by various state and federal government agencies and could be subject to government efforts to bring criminal actions in circumstances that could previously have given rise only to civil or administrative proceedings.

NOTES TO THE FINANCIAL STATEMENTS

TAX BENEFITS FOR CORPORATE LIFE INSURANCE. Federal legislation in 1996 eliminated on a prospective basis the tax deductibility of policy loan interest for most leveraged corporate life insurance products, and IRS initiative in 2001 encouraged policyholders to settle tax disputes regarding these products. As a result, some customers have surrendered their policies and management expects earnings associated with these products to continue to decline.

INSURANCE-RELATED ASSESSMENTS. Many states maintain funds to pay for the operating expenses of insurance regulatory agencies and pay the obligations of insolvent insurance companies. Regulators finance these funds by imposing assessments against insurance companies operating in the state. In some states, insurance companies can recover a portion of these assessments through reduced premium taxes.

Connecticut General recorded assets and liabilities for insolvency fund and other insurance-related assessments that are not material.

D. LITIGATION AND OTHER LEGAL MATTERS
   ----------------------------------

In January 2004, a Florida federal court handling multi-district health care litigation against Connecticut General and/or its affiliates and several health care industry competitors approved a settlement agreement between the physician class and Connecticut General, and dismissed all claims by class members against Connecticut General. All appeals of the court's approval have been withdrawn, which permits implementation of the settlement. The settlement resolves for Connecticut General and the plaintiff class all physician claims reflected in the litigation.

Connecticut General recorded an after-tax charge of $31 million ($48 million pre-tax) in 2003 to increase the reserve for this settlement and other non-physician provider health care litigation. Connecticut General had previously recognized an after-tax charge of $43 million ($66 million pre-tax) in 2002 for expected costs associated with the multi-district litigation. The reserve reflects expected insurance recoveries.

The U.S. Attorney's Office for the Eastern District of Pennsylvania is investigating compliance with federal laws in connection with pharmaceutical companies' marketing practices and their impact on prices paid by the government to pharmaceutical companies for products under federal health programs. As part of this investigation, Connecticut General has responded to subpoenas concerning contractual relationships between pharmaceutical companies and Connecticut General's health care operations.

Connecticut General is routinely involved in numerous claims, lawsuits, regulatory audits, investigations and other legal matters arising, for the most part, in the ordinary course of the business of administering and insuring employee benefit programs. An increasing number of claims are being made for substantial non-economic, extra-contractual or punitive damages. The outcome of litigation and other legal matters is always uncertain, and outcomes that are not justified by the evidence can occur. Connecticut General believes that it has valid defenses to the legal matters pending against it and is defending itself vigorously. Nevertheless, it is possible that resolution of one or more of the legal matters currently pending or threatened could result in losses material to Connecticut General's consolidated results of operations, liquidity or financial condition.

                          PART C: OTHER INFORMATION

This Post-Effective Amendment No. 16 to this registration statement comprises the following papers and documents:
         The facing sheet:
         Two prospectuses, each consisting of 31 pages;
         The fees and Charges Representation;
         The undertaking to file reports;
         The signatures and Power of Attorney;
         Opinion and consent of Jeffrey S. Winer, Esq.;

Item 27. Exhibits

         Exhibit 1.1. Distribution Agreement between Connecticut General Life
                      Insurance Company and Prudential Retirement Brokerage Services, Inc. dated as of April 1, 2004.

         Exhibit 2.   Fund Participation Agreements
                         Agreements between Connecticut General Life Insurance Company and
                         (a) Alger American Fund(1)
                         (b) Fidelity Variable Products Fund(2)
                         (c) Fidelity Variable Products FundII(2)
                         (d) MFS Variable Insurance Trust(2)
                         (e) OCC Accumulation Trust(2)
                         (f) Templeton Variable Product Series Fund(2)
                         (g) CIGNA Variable Products Group(3)
                         (h) Janus Aspen Series Trust(4)
                         (i) BT Insurance Funds Trust(6)
                         (j) Neuberger Berman Advisers Management Trust(8)
                         (k) Amendment to Templeton Variable Product Series
                             Fund Participation Agreement (Exhibit 2(f)).(8)
                         (l) Goldman Sachs Variable Insurance Trust(9)
                         (m) PIMCO Variable Insurance Trust(9)
                         (n) Vanguard Variable Insurance Fund(9)
         Exhibit 3. Form LN621 - Flexible Premium Variable Life Insurance Policy(4)
         Exhibit 3.1. Form LR485 - Joint and Survivorship Benefit Rider(7)
         Exhibit 4. Certificate of Amendment of Certificate of Incorporation of Connecticut General Life Insurance Company, as filed March 23, 1999.(7)
         Exhibit 5. Certificate of By-laws of Connecticut General Life Insurance Company as amended July 30, 1998.(7)

                      (1) - Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-84426) filed by CG Variable Life Insurance Separate Account I on April 19, 1996.

                      (2) - Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-6 (File No. 33-89238 filed by CG Variable Life Insurance Separate Account I on April 19, 1996.

                      (3) - Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement filed on April 22, 1997.

                      (4) - Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement filed on October 31, 1997.

                      (5) - Incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement filed on April 22, 1998.

                      (6) - Incorporated by reference to Post-Effective Amendment No. 8 to this Registration Statement filed on April 20, 1999.

                      (7) - Incorporated by reference to Post-Effective Amendment No. 9 to this Registration Statement filed on April 28, 2000.

                      (8) - Incorporated by reference to Post-Effective Amendment No. 12 to this Registration Statement filed on August 21, 2002.

Item 28. Directors and Officers of the Depositor

Directors and Officers of the Depositor are listed in Part A.

Item 29. Persons Controlled by or Under Common Control of the Depositor or the Registrant.

Incorporated herein by reference to the Form 10-K Report, Commission File #1-8323, CIGNA Corporation February 27, 2004.

Item 30. Indemnification

Indemnification of directors, officers, employees and agents of the Depositor is governed, effective January 1, 1997, by Sections 33-770 through 33-778 of the Connecticut Stock Corporation Act. ("Act"). The Act sets forth the fullest indemnification which a Connecticut corporation such as Depositor is permitted to provide. The Act also permits a corporation to purchase and maintain insurance with respect to liabilities asserted against or incurred by persons in the capacity or status of directors, officers, employees or agents regardless of whether direct indemnification by the corporation would be permitted. The Act allows a corporation to adopt provisions in its certificate of incorporation narrowing the scope of indemnification which would otherwise be permitted by the Act, and Depositor is currently considering amending its certificate of incorporation to provide for narrower indemnification. Until and unless such an amendment is adopted, Depositor is obligated to provide the fullest indemnification permitted by the Act, on condition that a determination has been made by Depositor's Board of Directors (or, in special circumstances, by shareholders or special legal counsel) that the person to be indemnified acted in good faith, reasonably believed his conduct was in the corporation's best interest, and had no reasonable cause to believe his conduct was unlawful.

Pursuant to a Transitional Services Agreement dated April 1, 2004, Connecticut General Life Insurance Company has agreed to reimburse Prudential Retirement Brokerage Services, Inc. ("PRBS") for certain costs incurred by PRBS as underwriter for the Registrant.

Item 31. Principal Underwriter

Prudential Retirement Brokerage Services, Inc., through its CIGNA Brokerage Services division is the distributor and principal underwriter.

Directors and Officers of Principal Underwriter.

The following persons are Directors and Principal Officers of Prudential Retirement Brokerage Services, Inc. The address of each is 280 Trumbull Street, Hartford, CT 06103

    Name                       Positions and Offices with Principal Underwriter

   John Y. Kim                 Director, President
   Gary R. Crawford            Chief Financial Officer
                               Assistant Treasurer
                               Senior Registered Options Principal
   Joy B. Erickson             Compliance Registered Options Principal
   Victor E. Saliterman        Director
   John L. Bronson             Secretary
   Linda Walker                Compliance Officer
   Edward C. Chaplin           Treasurer
   Scott G. Sleyster           Director
   Robert F. Gunia             Director
   Michael F. Zarelli          Director

Item 32. Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder are maintained by Connecticut General Life Insurance Company at 280 Trumbull Street, Hartford, CT 06103.

Item 33. Management Services

All management policies are discussed in Part A or Part B.

Item 34. Fee Representation

The Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by the Company.

                                 SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 16 to its Registration Statement on Form N-6 (File No. 333-01741) to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford and State of Connecticut on the 30th day of April, 2004.



         CG CORPORATE INSURANCE VARIABLE LIFE SEPARATE ACCOUNT 02 (REGISTRANT)


                  By /s/ Ian Glew
                    ------------------------------------
                     Ian Glew
                     Senior Vice President
                     Connecticut General Life Insurance Company



         CONNECTICUT GENERAL LIFE INSURANCE COMPANY (DEPOSITOR)


                  By /s/ Ian Glew
                    ------------------------------------
                     Ian Glew
                     Senior Vice President

                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 to this Registration Statement (File No. 333-01741) has been signed below on April 30, 2004 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

                  SIGNATURE                           TITLE
                  ---------                           -----

                                      *      President and Director
---------------------------------------      (Principal Executive Officer)
         Richard H. Forde

                                      *      Assistant Vice President
---------------------------------------      (Principal Financial Officer)
         James Yablecki

                                      *      Assistant Vice President
---------------------------------------      (Principal Accounting Officer)
         Franklin C. Barlow

                                      *      Senior Vice President and Director
---------------------------------------      (Chief Financial Officer)
         David M. Cordani

                                      *      Director
---------------------------------------
         Harold W. Albert

                                      *      Director
---------------------------------------
         John R. Perlstein

                                      *      Director
---------------------------------------
         Carol M. Olson

                                      *      Director
---------------------------------------
         Scott A. Storrer

                                      *      Director
---------------------------------------
         W. Allen Schaffer, M.D.

                                      *      Director
---------------------------------------
         Jean H. Walker

                                      *      Vice President and Treasurer
---------------------------------------
         Bach Mai T. Thai


*By /s/ Ian Glew
---------------------------------------
               Ian Glew                      Senior Vice President
           Attorney-in-Fact
     (A Majority of the Directors)